As filed with the Securities and Exchange Commission on February 13, 2019

1933 Act File No. 333-227612

1940 Act File No. 811-23383

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

[X]	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]	Pre-Effective Amendment No. 2
[ ]	Post-Effective Amendment No.
and
[X]	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]	Amendment No. 2

Lord Abbett Credit Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

90 Hudson Street
Jersey City, New Jersey 07302-3973
(Address of Principal Executive Offices)
(Number, Street, City, State, Zip Code)

(888) 522-2388
(Registrant’s Telephone Number, including Area Code)

John T. Fitzgerald

c/o Lord, Abbett & Co. LLC
90 Hudson Street
Jersey City, New Jersey 07302
(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

Copies of Communications to:

Bryan Chegwidden
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036-8704

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box [X].

It is proposed that this filing will become effective (check appropriate box):

[   ]  when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Shares	100,000,000	$10.00	$1,000,000,000	$121,200.00

(1)	Estimated solely for purposes of calculating the registration fee.

(2)	A registration fee of $124.50 was previously paid in connection with the N-2 filed on September 28, 2018 and a registration fee of $121,075.50 was previously paid in connection with Pre-Effective Amendment No. 1 filed on December 26, 2018.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Lord Abbett Credit Opportunities Fund
PROSPECTUS

Dated February 14, 2019

Maximum Offering of 100,000,000 Common Shares
Institutional Class (LCRDX)

The Fund. Lord Abbett Credit Opportunities Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company that continuously offers its shares (the “Shares”) and is operated as an “interval fund.” The Fund currently offers one class of Shares: Institutional Class.

Investment Objective. The Fund’s investment objective is total return. No assurance can be given that the Fund’s investment objective will be achieved, and you could lose all of your investment in the Fund.

Investment Strategy. To pursue its objective, the Fund has flexibility to allocate its assets among a broad range of credit sectors, including the corporate, sovereign, municipal, and structured product sectors. The Fund has significant flexibility to adjust allocations over time while adapting to the market and economic environment. The Fund intends to be optimally positioned across sectors and along the credit curve, without any explicit duration target or liquidity limitations, in order to maximize exposure to favored industries and sectors, identify the strongest candidates within those industries or sectors, and select securities the Fund believes present the best risk/reward profiles. Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds and other fixed income instruments and derivative instruments intended to provide economic exposure to such securities.

The Fund may invest in individual securities of any credit quality, maturity, or duration. At any given time and from time to time substantially all of the Fund’s portfolio may consist of high yield (or below investment grade) debt securities (commonly referred to as “junk” bonds). Below investment grade quality instruments are those that, at the time of investment, are rated Ba1 or lower by Moody’s and BB+ or lower by S&P or Fitch, or instruments comparably rated by other ratings agencies, or if unrated are determined by the Adviser to be of comparable quality. Instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal. Because of the risks associated with investing in high yield securities, an investment in the Fund should be considered speculative. Some of the credit instruments within the Fund’s portfolio will have no credit rating.

The Fund may invest in debt securities of stressed and distressed issuers as well as in defaulted securities and debtor-in-possession financings. The Fund may invest in any level of the capital structure of an issuer, including by investing in any class or tranche of mortgage-backed or asset-backed instruments. The rate of interest on an income-producing instrument may be fixed, floating, or variable. The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, including in emerging markets, and of issuers that operate in any industry.

The Fund may utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), credit default swaps, call and put options, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

To the extent consistent with the liquidity requirements applicable to interval funds under Rule 23c-3 under the Investment Company Act of 1940, as amended, including the rules and regulations thereunder, the Fund may invest without limit in illiquid securities.

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Interval Fund/Repurchase Offers. The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value (“NAV”) per share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board of Trustees (the “Board,” and each of the trustees on the Board, a “Trustee”), for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted. The Fund expects to make its initial repurchase offer in June 2019 and to complete its initial repurchase in July 2019.

When a repurchase offer commences, the Fund sends written notice to each shareholder at least 21 days before the date by which shareholders can tender their Shares in response to a repurchase offer (the “Repurchase Request Deadline”). The repurchase price will be the NAV of the Fund as determined at the close of business on a date (the “Repurchase Pricing Date”) that will generally be the same date as the Repurchase Request Deadline, but that may be up to fourteen (14) calendar days following the Repurchase Request Deadline, or on the next business day if the fourteenth day is not a business day. The Fund expects to distribute payment to shareholders between one (1) and three (3) business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date. The Fund may impose a repurchase fee of up to 2.00% on Shares accepted for repurchase by the Fund that have been held for less than one year. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. See “Principal Risks of the Fund–Repurchase Offers Risk” and “Periodic Repurchase Offers.”

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC (“Lord Abbett” or the “Adviser”). As of December 31, 2018, Lord Abbett had approximately $162.3 billion in assets under management.

Securities Offered. The Fund is offering, pursuant to this prospectus, Institutional Class Shares. The Fund’s Shares are being offered initially at an offering price of $10 per share. Only certain investors are eligible to purchase Institutional Class Shares. See “Plan of Distribution–Institutional Class.” The minimum initial investment for Institutional Class Shares is $1 million per account, except that the minimum investment may be modified for certain financial firms that submit orders on behalf of their customers, the Trustees and certain employees (and their extended family members) of Lord Abbett and its affiliates. There is no minimum subsequent investment amount. See “Plan of Distribution–Purchasing Shares.” Under the Fund’s organizational documents, it is authorized to issue an unlimited number of Shares. The Fund is offering to sell its Institutional Class Shares on a continuous basis. Shares of the Fund are being offered initially through Lord Abbett Distributor LLC (the “Distributor”) on a best efforts basis. The Distributor is not obligated to sell any specific number of Shares, nor have arrangements been made to place shareholders’ funds in escrow, trust, or similar arrangement.

Investment Risks. Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. Because of the risks associated with the Fund’s ability to invest in high yield securities, loans and related instruments and mortgage-related and other asset-backed instruments, foreign (including emerging market) securities (and related exposure to foreign currencies), and the Fund’s ability to use leverage (see “Principal Risks of the Fund–Leverage Risk”), an investment in the Fund should be considered speculative and involving a high degree of risk, including the risk of a substantial loss of investment. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and personal financial situations and (ii) consider factors such as an investor’s net worth, income, age, risk tolerance, and liquidity needs. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of their investment. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before buying any of the Fund’s Shares, you should carefully consider the information mentioned below together with all of the other information contained in this prospectus, including the discussion of the “Principal Risks of the Fund” beginning on page 43 of this prospectus.

•	Because the Fund is newly organized, it has no operating history.
•

Unlike many closed-end funds, the Fund’s Shares are not listed for trading on any national securities exchange and the Fund does not currently intend to list its Shares for trading on any national securities exchange. Accordingly, there is currently no secondary market for the Fund’s Shares and the Fund does not expect a secondary market is to develop.

(continued on following page)

•	An investment in the Fund is not suitable for investors who need certainty about their ability to access all of the money they invest in the short term.
•

Even though the Fund will make quarterly repurchase offers for its outstanding Shares (currently expected to be for 5% per quarter), investors should consider Shares of the Fund to be an illiquid investment.

•	There is no guarantee that you will be able to sell your Shares at any given time or in the quantity that you desire.
•	There is no assurance that the Fund will be able to maintain a certain level of, or at any particular time make any, distributions to shareholders.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Price to Public	Sales Load	Proceeds to Fund[1]

Per Share	$10	None	$10

Total	$10	None	$1,000,000,000

[1]

Expenses of issuance and distribution include $121,200 in registration fees, $20,000 in estimated printing and engraving expenses, $275,000 in estimated legal fees, $15,000 in estimated accounting expenses and $14,000 in estimated blue sky expenses.

Please read this prospectus carefully before deciding whether to invest and retain it for future reference. It sets forth concisely the information about the Fund that a prospective investor ought to know before investing in the Fund.

The Fund has filed with the SEC a Statement of Additional Information (“SAI”) dated February 14, 2019 containing additional information about the Fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The table of contents for the SAI appears on page 82 of this prospectus. The Fund will also produce both annual and semi-annual reports that will contain important information about the Fund. Copies of the SAI and the Fund’s annual and semi-annual reports, when available, may be obtained upon request, without charge, by calling 888-522-2388 or by writing to the Fund at Lord Abbett Family of Funds, 90 Hudson Street, Jersey City, NJ 07302. You may also call this toll-free telephone number to request other information about the Fund or to make shareholder inquiries. The SAI is, and the annual reports and the semi-annual reports will be, made available free of charge on the Fund’s website at www.lordabbett.com/strategies/creditopportunities. Information on, or accessible through, the Fund’s website is not a part of, and is not incorporated into, this prospectus.

You may review information about the Fund, including the SAI and other material incorporated by reference into the Fund’s registration statement on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not authorized anyone to provide you with inconsistent information. If anyone provides you with inconsistent information, you should not assume that the Fund has authorized or verified it. The Fund is not making an offer of its Shares in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s business, financial condition, results of operations and prospects may have changed since that date. The Fund’s Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should not construe the contents of this prospectus as legal, tax or financial advice. You should consult your own professional advisers as to legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

Important Information:
Intent to adopt alternate shareholder report delivery option under SEC Rule 30e-3

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper

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copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, investment advisor or bank. Instead, the reports will be made available on Lord Abbett’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing into your Lord Abbett online account at lordabbett.com and selecting “Log In.” For further information, you may also contact the Funds at (800) 821-5129. Shareholders who hold accounts through a financial intermediary should contact them directly.

You may elect to receive all future reports in paper free of charge by contacting the Fund at (800) 821-5129. Your election to receive reports in paper will apply to all funds held with Lord Abbett. If your fund shares are held through a financial intermediary please contact them directly. Your election applies to all funds held with that intermediary.

The date of this prospectus is February 14, 2019.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in Shares of the Fund. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (“SAI”). In particular, you should carefully read the risks of investing in the Fund’s Shares, as discussed under “Principal Risks of the Fund.”

THE FUND

Lord Abbett Credit Opportunities Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company that continuously offers its shares (the “Shares”). The Fund is operated as an “interval fund” (as defined below). The Fund currently offers one class of Shares: Institutional Class. An investment in the Fund may not be appropriate for all investors.

THE OFFERING

The Fund is offering, pursuant to this prospectus, Institutional Class Shares. Only certain investors are eligible to purchase Institutional Class Shares. See “Plan of Distribution–Institutional Class.” The Fund’s Shares are being offered initially at an offering price of $10 per share. The minimum initial investment for Institutional Class Shares is $1 million per account, except that the minimum investment may be modified for certain financial firms that submit orders on behalf of their customers, the Trustees of the Board and certain employees (and their extended family members) of Lord, Abbett & Co. LLC (“Lord Abbett” or the “Adviser”) and its affiliates. There is no minimum subsequent investment amount. See “Plan of Distribution–Purchasing Shares.” The Shares are expected to be offered on a continuous basis thereafter at net asset value (“NAV”) per share. In the future, the Fund may offer additional Share classes, in addition to the Institutional Class, pending exemptive relief from the Securities and Exchange Commission (the “SEC”), permitting multiple share classes, and subject to the terms and conditions thereof.

Shares of the Fund are being offered initially through Lord Abbett Distributor LLC (the “Distributor”) on a best efforts basis. For additional information regarding Institutional Class Shares please see “Plan of Distribution–Institutional Class” in this prospectus. The Fund reserves the right to reject a purchase order for any reason. Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide some liquidity to shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding Shares.

PERIODIC REPURCHASE OFFERS

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board of Trustees (the “Board,” and each of the trustees on the Board, a “Trustee”), for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted. The Fund will make quarterly repurchase offers. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to shareholders at least 21 calendar days before the date by which shareholders can tender their Shares in response to a repurchase offer (the “Repurchase Request Deadline”). The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its

Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks. See “Principal Risks of the Fund–Repurchase Offers Risk.” For example, it is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund may impose a repurchase fee of up to 2.00% on Shares that are accepted for repurchase by the Fund and have been held by the investor for less than one year. The Fund has elected not to impose the repurchase fee on repurchases of Shares acquired through the reinvestment of dividends and distributions.

INVESTMENT OBJECTIVE	The Fund’s investment objective is total return. No assurance can be given that the Fund’s investment objective will be achieved, and you could lose all of your investment in the Fund.

INVESTMENT STRATEGIES

To pursue its objective, the Fund has flexibility to allocate its assets among a broad range of credit sectors, including the corporate, sovereign, municipal, and structured product sectors. The Fund has significant flexibility to adjust allocations over time while adapting to the market and economic environment. The Fund intends to be optimally positioned across sectors and along the credit curve, without any explicit duration target or liquidity limitations.

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds and other fixed income instruments and derivative instruments intended to provide economic exposure to such securities. For purposes of the 80% policy, the Fund considers bonds and other fixed income instruments to include, among other types of investments, bonds, debt securities and other similar instruments of varying maturities issued by various U.S. and foreign (non-U.S.) public- or private-sector entities; structured products, securitizations and other asset-backed securities issued on a public or private basis; corporate debt securities of U.S. and non-U.S. issuers, including convertible and contingent convertible securities and corporate commercial paper; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; bank loans (including, among others, senior loans, mezzanine loans, delayed funding loans, revolving credit facilities and loan participations and assignments); loans held and/or originated by private financial institutions, including commercial and residential mortgage loans, corporate loans and consumer loans; payment-in-kind securities; zero-coupon bonds; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; preferred securities; convertible debt and equity securities, including synthetic convertible securities and contingent convertible securities; and bank certificates of deposit, fixed time deposits and bankers’ acceptances.

The Fund may invest in individual securities of any credit quality, maturity, or duration. At any given time and from time to time substantially all of the Fund’s portfolio may consist of high yield (or below investment grade) debt securities (commonly referred to as “junk” bonds). Below investment grade quality instruments are those that, at the time of investment, are rated Ba1 or lower by Moody’s and BB+ or lower by S&P or Fitch, or instruments comparably rated by other ratings agencies, or if unrated are determined by the Adviser to be of comparable quality.

The Fund may invest in debt securities of stressed and distressed issuers as well as in defaulted securities and debtor-in-possession financings. The Fund may invest in any level of the capital structure of an issuer, including by investing in any class or tranche of mortgage-backed or asset-backed instruments. The rate of interest on an income-producing instrument may be fixed, floating, or variable. The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, including in emerging markets, and of issuers that operate in any industry.

The Fund may utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), credit default swaps, call and put options, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

To the extent consistent with the liquidity requirements applicable to interval funds under Rule 23c-3 under the Investment Company Act of 1940, as amended, including the rules and regulations thereunder (the “1940 Act”), the Fund may invest without limit in illiquid securities. An illiquid security is a security that the Fund reasonably expects cannot be sold or disposed of in then-current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

The Fund may opportunistically add leverage to its portfolio by utilizing instruments such as reverse repurchase agreements, credit default swaps, dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities. The Fund may also enter into other transactions that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio.

INVESTMENT PROCESS

On behalf of the Fund, Lord Abbett employs a process that blends top-down themes with bottom-up, fundamental credit research. The process begins with an assessment of economic and capital market conditions to develop an outlook for the overall credit markets and each industry within that investment universe. This analysis also incorporates global market conditions and a view of the relative health of various global markets and regions. This top-down view guides the portfolio’s sector allocation, credit quality distribution, industry positioning, and overall risk profile.

For corporate credit allocations, the portfolio management team’s top-down view helps to shape the portfolio’s optimal credit positioning and identify favored sectors and industries for further, bottom-up research.

Lord Abbett’s proprietary credit analytics platform integrates quantitative relative value metrics with analysts’ fundamental credit research opinions in an effort to select securities Lord Abbett believes present the best risk/reward profiles.

For structured products, Lord Abbett utilizes a combination of internally-developed analytical models and externally sourced systems that permits stress testing of such securities and evaluations of their intrinsic creditworthiness and valuation attractiveness. In addition to these systems, sector specialists that focus on structured products are responsible for conducting fundamental research of each security under consideration for inclusion in the portfolio. Fundamental research for structured products also includes analysis of cash flows, pre-payment risks, and the health of the markets affecting the underlying securities.

Lord Abbett incorporates proprietary quantitative risk reporting to ensure that the portfolio’s risk profile is consistent with the portfolio management team’s goal.

Duration is not explicitly targeted, but the Fund’s portfolio is expected to include securities with durations of -3 to +8 years. Country and region weightings are typically the result of bottom-up individual security selection, although geopolitical or macroeconomic concerns may lead, at times, to limits on such exposures.

Illiquidity risk will receive significant focus in the management and investment process of the Fund’s portfolio. Because the Fund, as an interval fund, is not required to redeem its shares on a daily basis, and because of a desire to maximize risk-adjusted yield, the Fund may invest a significant portion of its portfolio in illiquid securities, which can often offer higher yield valuations versus liquid securities with a comparable risk profile. The incremental yield compensation that may be associated with illiquid assets can offset the higher transaction cost in purchasing and selling the asset as well as to offset the sometimes higher spread and price volatility of the illiquid asset. See “Principal Risks of the Fund–Liquidity Risk.”

PORTFOLIO COMPOSITION	The Fund’s portfolio will be composed principally of the following investments:

High-Yield Debt Securities

The Fund may invest without limit in instruments rated below investment grade (commonly referred to as “high yield” or “junk” bonds), considered to be those that are rated Ba1 or lower by Moody’s and BB+ or lower by S&P or Fitch or instruments comparably rated by other rating agencies, or in unrated instruments determined by the Adviser to be of comparable quality. Instruments rated Ba1 or lower by Moody’s are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Instruments rated BB+ or lower by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The prices of credit instruments generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of instruments also is inversely related to the coupon of such instruments. Accordingly, lower grade instruments may be relatively less sensitive to interest rate changes than higher quality instruments of comparable maturity, because of their higher coupon. The higher credit risk associated with lower grade instruments potentially can have a greater effect on the value of such instruments than may be the case with higher quality issues of comparable maturity, and may significantly affect the value of the Fund’s portfolio.

Investment Grade Fixed Income Securities

The Fund may invest in investment grade fixed income securities. Investment grade fixed income securities are debt securities that are rated, at the time of purchase, within the four highest grades assigned by an independent rating agency, such as Moody’s (Aaa, Aa, A, Baa), S&P (AAA, AA, A, BBB), or Fitch (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality.

Illiquid and Restricted Securities

To the extent consistent with the liquidity requirements applicable to interval funds under Rule 23c-3 under the 1940 Act, the Fund may invest without limit in illiquid securities. An illiquid security is a security that the Fund reasonably expects cannot be sold or disposed of in then-current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

Investments currently considered to be illiquid include, among others, repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options and other derivatives.

The Fund also may invest without limit in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Because they are not registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Distressed and Defaulted Instruments

The Fund may invest in debt securities of stressed and distressed issuers as well as in defaulted securities and debtor-in-possession financings. The repayment of defaulted obligations is subject to significant uncertainties.

Distressed and defaulted instruments generally present the same risks as investment in below investment grade instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. An issuer of distressed instruments may be in bankruptcy or undergoing some other form of financial restructuring. An issuer may be in default with respect to interest and/or principal payment obligations. Distressed instruments present a risk of loss of principal value, including potentially a total loss of value. Distressed instruments may be highly illiquid and the prices at which distressed instruments may be sold may represent a substantial discount to what the Adviser believes to be the ultimate value of such obligations.

Loans

The Fund may invest in loans, which include, among other things, loans to U.S. or foreign corporations, partnerships, other business entities, or to U.S. and non-U.S. governments. The Fund may invest in fixed rate and variable rate loans and floating or adjustable rate loans, including bridge loans, novations, assignments, and participations. The interest rates on floating or adjustable rate loans periodically are adjusted to a generally recognized base rate such as the London Interbank Offered Rate (LIBOR) or the prime rate as set by the U.S. Federal Reserve (the “Fed”). The loans that the Fund may invest in include loans that are first lien, second lien, third lien or that are unsecured. In addition, the loans the Fund may invest in will usually be rated below investment grade or may also be unrated. The Fund may invest in debtor-in-possession financings (commonly known as “DIP financings”).

Delayed Funding Loans and Revolving Credit Facilities

The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a bank or other lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.

Structured Products

The Fund may invest without limit in structured products, including collateralized loan obligations and other collateralized obligations.

A collateralized loan obligation (“CLO”) is a type of structured product that issues securities collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans, and subordinate corporate loans. The underlying loans may be rated below investment grade by a rating agency. A CLO is a pooled investment vehicle that may be actively managed by the collateral manager. Therefore, an investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment.

The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk- reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests.

Other structured products in which the Fund may invest include collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized mortgage obligations (“CMOs”), and securities issued by government, government-related, and/or private entities, including commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”). A CDO is a security backed by pools of corporate or sovereign bonds, bank loans to corporations, or a combination of bonds and loans, many of which may be unsecured. A CBO is an obligation of a trust or other special purpose vehicle backed by a pool of fixed income securities, which are often a diversified pool of securities that are high risk and below investment grade. These securities are collateralized by many different types of fixed income securities, which are subject to varying degrees of credit and counterparty risk. A CMO is a security that is collateralized by whole loan mortgages or mortgage pass-through securities.

CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans.

RMBS include securities that reflect an interest in, and are secured by, mortgage loans on residential real property. Similar to the risks of investing in CMBS, many of the risks of investing in RMBS reflect the risks of investing in the real estate securing the underlying mortgage loans.

Derivatives

The Fund may use derivatives, which are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives (both long and short positions) for investment purposes, leveraging purposes, or to hedge against various portfolio risks such as market, credit, interest rate, and currency risks. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to enhance returns, efficiently invest excess cash, or quickly gain market exposure. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and currency forwards to adjust the Fund’s related exposures or for other portfolio management reasons. The Fund also may use derivatives to manage the effective duration of its portfolio. The Fund may engage in derivative transactions on an exchange or in the over-the-counter (“OTC”) market.

The types of derivative instruments that the Fund may use include futures and options on futures, swaps, foreign currency forward contracts and options, options, and OTC options contracts.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies, or futures. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

Foreign (Non-U.S.) Securities

The Fund may invest without limit in instruments of corporate and other foreign (non-U.S.), including emerging market, issuers and in instruments traded principally outside of the U.S.

U.S. and Foreign (Non-U.S.) Currency Transactions

The Fund may invest in U.S. dollar-denominated or non U.S.-dollar denominated securities without limit. The Fund may hold non-U.S. currencies without holding any bonds or other income-producing securities denominated in those currencies. Investments in securities denominated in foreign currencies may decline in value relative to the U.S. dollar. In the case of hedged positions, the U.S. dollar may decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. Although the Fund is not required to hedge its exposure to any currency, it may choose to do so. The Fund may engage in foreign currency transactions on a spot (cash) basis, and also may enter into foreign exchange forward contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. The Fund may use these currency-related transactions to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Generally, foreign exchange forward contracts, foreign currency futures contracts and options on foreign currencies and futures allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency positions also may be used to increase the Fund’s exposure to foreign currencies that the portfolio management team believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

Government Securities

The Fund may invest in U.S. Government securities and non-U.S. sovereign government securities. The Fund’s investments in U.S. Government securities may include debt securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. The Fund’s investments in non-U.S. sovereign government securities may include debt securities issued or guaranteed by non-U.S. sovereign governments, their agencies, authorities, political subdivisions, or instrumentalities, and supranational agencies. Supranational agencies are organizations that are designed or supported by one or more governments or governmental agencies to promote economic development.

Convertible Securities and Synthetic Convertible Securities

The Fund may invest in convertible securities, which are corporate securities, usually preferred stocks or bonds, that are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula (the “conversion price”). Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer’s balance sheet.

The Fund may invest in synthetic convertible securities, which are created through a combination of separate securities that possess an income-producing component and a convertible component. The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times. The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value.

Contingent Convertible Securities

The Fund may invest in contingent convertible securities (“CoCos”), which are typically issued by non-U.S. issuers and are preferred equity or subordinated debt instruments that are designed to behave like bonds in times of economic health yet absorb losses when a pre-determined trigger event occurs. CoCos are either convertible into equity at a predetermined share price or written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs. Trigger events vary by instrument and are defined by the documents governing the contingent convertible security. Such trigger events may include a decline in the issuer’s capital below a specified threshold level, an increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events. In addition, CoCos have no stated maturity and have fully discretionary coupons.

Municipal Bonds

Municipal bonds share the attributes of fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities, and may be either taxable or tax-exempt instruments. The municipal bonds that the Fund may purchase include without limitation general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law.

Inflation-Linked Instruments

Inflation-linked instruments are securities whose interest and principal value are periodically adjusted according to the rate of inflation. The Fund’s investments in inflation-linked instruments may include inflation-indexed fixed income securities and inflation-linked derivatives.

The Fund may invest in inflation-linked fixed income securities, which are securities whose principal and/or interest payments are adjusted for inflation, unlike traditional fixed income securities that make fixed or variable principal and interest payments. The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index (“CPI”) for All Urban Consumers, and other inflation-indexed securities issued by the U.S. Department of Treasury. The Fund also may invest in sovereign inflation-indexed fixed income securities (sometimes referred to as “linkers”) issued by non-U.S. governments. The Fund may also invest in inflation-linked derivatives, including CPI swaps. A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a specified notional amount of principal.

As described in more detail below, the Fund may invest in other types of derivatives. The Fund will be required to segregate permissible liquid assets, or engage in other measures to cover its obligations relating to CPI swaps and other derivative actions.

Reverse Repurchase Agreements and Dollar Rolls

The Fund may enter into reverse repurchase agreements and dollar rolls, which are forms of borrowing. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security at an agreed upon price on an agreed upon date. Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. A dollar roll is similar to a reverse repurchase agreement except that the counterparty with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.”

Equity Securities

The Fund may invest up to 20% of its total assets in equity securities. The types of equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar characteristics. The Fund considers equity securities to include warrants, rights offerings, convertible securities, and investments that convert into the equity securities described above. However, common stocks the Fund has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security will not count towards this 20% limit. The Fund also may invest in exchange-traded funds (“ETFs”). The Fund may invest in securities of companies with any market capitalization, including small, medium, and large capitalizations.

Leverage

The Fund may opportunistically add leverage to its portfolio by utilizing instruments such as reverse repurchase agreements, credit default swaps, dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio.

Preferred Securities

Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from liquidation of the company. Unlike common stock, preferred securities usually do not have voting rights. Some preferred securities are convertible into common stock, entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and/or offer a fixed rate of return with no maturity date. Because they never mature, these preferred securities may act like long-term bonds, can be more volatile than other types of preferred securities and may have heightened sensitivity to changes in interest rates. Other preferred securities have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such securities. Although they are equity securities, preferred securities have certain characteristics of both debt securities and common stock. They are like debt securities in that their stated income is generally contractually fixed. They are like common stock in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Because preferred securities represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.

Short-Term and Temporary Defensive Investments

In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest some or all of its assets in short-term taxable securities, U.S. Government securities, commercial paper, bankers’ acceptances, repurchase agreements, registered money market funds, and comparable foreign fixed income securities or may hold significant positions in cash or cash equivalents for temporary defensive purposes. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) generally involves greater expenses for the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Sales of portfolio securities may also result in realization of taxable capital gains, including short-term capital gains (which are generally treated as ordinary income upon distribution in the form of dividends). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

INVESTMENT ADVISER

Lord Abbett serves as the Adviser for the Fund. Subject to the supervision of the Board, Lord Abbett is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. Jeffrey D. Lapin and Kewjin Yuoh are jointly and primarily responsible for the day-to-day management of the Fund.

Lord Abbett is located at 90 Hudson Street, Jersey City, NJ 07302. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $162.3 billion in assets across a full range of mutual funds, institutional accounts, and separately managed accounts, including $1.3 billion for which Lord Abbett provides investment models to managed account sponsors as of December 31, 2018.

DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund intends to declare income dividends daily and distribute them monthly to shareholders of record. In addition, the Fund intends to distribute any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Unless shareholders specify otherwise, dividends will be reinvested in Shares of the Fund in accordance with the Fund’s dividend reinvestment plan. The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds and/or borrowings. See “Distributions” and “Dividend Reinvestment Plan.”

DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

Lord Abbett Distributor LLC, will serve as the Fund’s principal underwriter and distributor. State Street Bank and Trust Company (“State Street”) will serve as the primary custodian of the Fund’s assets and will also provide certain accounting and recordkeeping functions and calculates the Fund’s NAV. DST Systems, Inc. will serve as the Fund’s transfer agent and dividend disbursement agent.

UNLISTED CLOSED-END FUND STRUCTURE; LIMITED LIQUIDITY

The Fund will not list its Shares for trading on any securities exchange. There is currently no secondary market for its Shares and the Fund does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Shares, as described herein. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

INVESTOR SUITABILITY

An investment in the Fund’s Shares should be considered speculative and involving a high degree of risk, including the risk of a loss of some or all of the amount invested. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should not be viewed as a complete investment program.

PRINCIPAL RISKS OF THE FUND

Investing in the Fund involves risks, including the risk that shareholders may receive little or no return on their investment or may lose part or all of their investment. The NAV of the Shares will fluctuate with and be affected by, among other things, various principal investment risks of the Fund and its investments, which are summarized below. For a more complete discussion of the risks of investing in the Fund, see “Principal Risks of the Fund” in this prospectus.

New Fund Risk: The Fund is newly organized and there can be no assurance that the Fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, the Fund’s gross expense ratio may fluctuate during its initial operating period because of the Fund’s relatively smaller asset size and, until the Fund achieves sufficient scale, a Fund shareholder may experience proportionally higher Fund expenses than would be experienced by shareholders of a fund with a larger asset base.

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may not achieve its objective. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments, and other factors.

Issuer Risk: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods or services, and historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Repurchase Offers Risk: As described under “Periodic Repurchase Offers” above, the Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct quarterly repurchase offers of the Fund’s outstanding Shares at NAV, subject to approval of the Board. Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. Also, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Board may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Board determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Consequently, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders, potentially including even shareholders who do not tender any Shares in such repurchase.

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but they have a higher risk of default than investment grade securities, and their prices are much more volatile. The market for high-yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high-yield securities is concentrated in relatively few market makers and is dominated by institutional investors. As a result, the secondary market for such securities is less liquid and more volatile than the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses if it is required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

Defaulted Bonds Risk: Defaulted bonds are subject to greater risk of loss of income and principal than securities of issuers whose debt obligations are being met. Defaulted bonds are considered speculative with respect to the issuer’s ability to make interest payments and/or pay its obligations in full. The repayment of defaulted bonds therefore is subject to significant uncertainties, and in some cases, there may be no recovery of repayment. Defaulted bonds might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Workout or bankruptcy proceedings typically result in only partial recovery of cash payments or an exchange of the defaulted bond for other securities of the issuer or its affiliates, which securities may in turn be illiquid, subject to restrictions on resale and/or speculative.

Distressed Debt Risk: Investments in distressed bonds are speculative and involve substantial risks in addition to the risks of investing in high-yield debt securities. The anticipated transaction regarding these instruments may be unsuccessful, take considerable time or result in a distribution of cash or a new security or obligation in exchange for the distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. The Fund also may incur expenses trying to protect its interests in distressed debt. Additionally, the prices of distressed bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than the prices of higher rated securities. During an economic downturn or substantial period of rising interest rates, distressed debt issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals, or to obtain additional financing. Moreover, it is unlikely that a liquid market will exist for the Fund to sell its holdings in distressed debt securities.

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

Corporate Debt Securities Risk: The market value of corporate debt securities may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate debt securities normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate debt securities. The market value of a corporate debt security also may be affected by factors directly relating to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate debt securities are described elsewhere in this prospectus in further detail. There is a risk that the issuers of corporate debt securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse issuer-specific developments. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and valuation/pricing transparency risks.

Liquidity Risk: Many of the Fund’s investments may be illiquid. Liquidity risk exists when particular investments are difficult to purchase or sell at the time that the Fund would like or at the price that the Fund believes such investments are currently worth. Illiquid securities may become harder to value, especially in changing markets. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

To the extent that the Fund’s portfolio includes securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, senior loans, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity.

The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Contingent Convertible Securities Risk: CoCos have no stated maturity, have fully discretionary coupons and are typically issued in the form of preferred equity or subordinated debt instruments. CoCos generally either convert into equity or have their principal written down upon the occurrence of certain triggering events (“triggers”) linked to regulatory capital thresholds or regulatory actions relating to the issuer’s continued viability. CoCos are subject to the risk that coupon (i.e., interest) payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses. An investment by the Fund in CoCos is also subject to the risk that, in the event of the liquidation, dissolution or winding-up of an issuer prior to a trigger event, the Fund’s rights and claims will generally rank junior to the claims of holders of the issuer’s other debt obligations. In addition, if CoCos held by the Fund are converted into the issuer’s underlying equity securities following a trigger event, the Fund’s holding may be further subordinated due to the conversion from a debt to equity instrument. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk, liquidity risk and valuation risk. An investment by the Fund in CoCos may result in losses to the Fund.

U.S. Government Securities Risk: The Fund may invest in debt securities issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government. Some U.S. Government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality or enterprise. Although U.S. Government-sponsored enterprises, may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain government sponsored entities, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities.

U.S. Government debt securities generally involve lower levels of credit risk than other types of debt securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other debt securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.

Mortgage-Related and Asset Backed Instruments and Other Collateralized Obligations Risk: Mortgage-related and other asset-backed instruments often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause the Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed instruments are subject to risks similar to those associated with mortgage-related assets, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed instruments may be largely dependent upon the cash flows generated by the assets backing the instruments, and asset-backed instruments may not have the benefit of any security interest in the related assets.

Privately Issued Mortgage-Related Securities Risk: There are no direct or indirect government or agency guarantees of payments in pools created by non-governmental issuers. Privately issued mortgage-related securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Mortgage Market/Subprime Risk: The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties in the past that adversely affected the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) generally increased during that period and may increase again, and a decline in or flattening of housing and other real property values (as has been experienced during that period and may continue to be experienced in many real estate markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy in recent periods. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Real Estate Risk: An investment in a REIT generally is subject to the risks that impact the value of the underlying properties or mortgages of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT changes to the tax laws, or failure by the REIT to qualify for favorable tax treatment under the Code, and changes in local, regional, or general economic conditions.

Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the

Fund will lose money or experience volatility in the values of its portfolio assets. As compared with companies organized and operated in the U.S., foreign companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, and inadequate regulatory, reporting, accounting, auditing, and financial standards. Investments in securities of foreign companies may be subject to foreign withholding or other taxes. There may be less publicly available financial and other information regarding foreign issuers.

The securities of foreign companies also may be subject to inadequate or otherwise unfavorable exchange control regulations, the imposition of economic sanctions or other government restrictions, and higher transaction and other costs, including transaction costs associated with currency exchange. To the extent the securities of foreign companies are traded on non-U.S. exchanges or markets, settlement, clearing, and registration of such securities transactions are subject to risks because registration systems may be less developed or subject to inadequate government supervision. This may result in significant delays or problems in registering the transfer of securities. If the Fund is delayed in settling a transaction, it may not receive any return on the invested assets or it may lose money if the value of the security declines.

Foreign company securities also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other similar depositary receipts. ADRs, GDRs and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

Foreign Currency Risk: Investments in securities denominated in foreign (including emerging market) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. Foreign currency exchange rates may fluctuate significantly over short periods of time. The risks associated with exposure to emerging market currencies may be heighted in comparison to those associated with exposure to developed market currencies.

Non-U.S. Government and Supranational Debt Securities Risk: The Fund’s investments in the debt securities of foreign governments can involve a high degree of risk. The governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.

Governmental entities may be dependent on expected disbursements from other foreign governments, multilateral agencies, and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies, and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such governmental entity’s obligations. Failure to adhere to any such requirements may result in the cancellation of such other parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts, and, consequently, governmental entities may default on their debt. In addition, a holder of foreign government obligations (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities, and such holder’s interests could be adversely affected in the course of those restructuring arrangements. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. The sovereign debt of many non-U.S. governments, including their subdivisions and instrumentalities, is rated below investment grade. The risks associated with non-U.S. Government and supranational debt securities may be greater for debt securities issued or guaranteed by emerging and/or frontier countries.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, which may at times limit or preclude foreign investment in such sovereign debt and increase the Fund’s costs and expenses. Certain issuers may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors, and a government could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals, and/or take other actions, each of which may involve additional costs.

Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects, in particular types of municipal securities or in the securities of issuers located within a single state, municipality, territory, or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities.

Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of municipal securities issued by such facilities. Specific risks are associated with different types of municipal securities.

Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

Loans, Participations and Assignments Risk: In addition to credit risk and interest rate risk, the Fund’s exposure to loan interests may be subject to additional risks. For example, purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. There is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral could be liquidated. Investments in loans through a purchase of a loan or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. Loans, loan participations and loan assignments may be illiquid.

Call Risk: Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

•

The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

•

The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Derivatives can magnify the Fund’s losses and increase its volatility.

•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

Credit Default Swaps Risk: Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Although the Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. In addition, if no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for the Fund.

The Fund will be subject to credit risk with respect to the counterparties to the credit default swap contract (whether a clearing corporation in the case of a cleared credit default swap or another third party in the case of an uncleared credit default swap). If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Structured Investments Risk: The Fund may invest in structured products, including, structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. The prices of indices and securities underlying structured products (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. Structured products generally entail risks associated with derivative instruments.

Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Private Placements Risk: In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities, and a liquid secondary market may never develop. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Inflation/Deflation Risk: Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and Shares.

Risk of Regulatory Changes: Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the SEC, the U.S. Internal Revenue Service (“IRS”), the Fed or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. The EU (and some other countries) are implementing similar requirements. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

To the extent the Fund and the Adviser are or have historically been eligible for exemptions from certain regulations, there is no assurance that the Fund and the Adviser will continue to be eligible for such exemptions. The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts.

The CFTC has proposed position limits for certain swaps. Because of these limits, trading decisions of the Adviser may have to be modified and positions held by the Fund may have to be liquidated. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on the Adviser’s ability to implement its investment strategy. Such reporting requirements may also limit the Adviser’s ability to access management and other personnel at certain companies where the Adviser seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. In addition, if the SEC were to adopt restrictions regarding short sales, they could restrict the Fund’s ability to engage in short sales in certain circumstances, and the Fund may be unable to execute its investment strategies as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may have a material adverse effect on the Fund’s ability to generate returns.

Repurchase Agreement Risk: The Fund may enter into repurchase agreements. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. These events could also trigger adverse tax consequences for the Fund.

Distribution Risk: Although the Fund may seek to maintain stable distributions, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund distribution rate or that the rate will be sustainable in the future.

Zero Coupon, Deferred Interest, Pay-In-Kind, and Capital Appreciation Bonds Risk: Zero coupon, deferred interest, and capital appreciation bonds are issued at a discount from their face value because interest payments typically are postponed until maturity. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. As the buyer of these types of securities, the Fund will recognize a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Unlike securities that periodically pay interest to maturity, zero coupon, deferred interest, capital appreciation, and pay-in-kind securities involve the additional risk that the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. The values of zero-coupon and pay-in-kind bonds are more volatile in response to interest rate changes than debt obligations of comparable maturities and credit qualities that make regular distributions of interest. Under many market and other conditions, the market for zero-coupon, deferred interest, capital appreciation and pay-in-kind securities may suffer decreased liquidity, making it difficult for the Fund to dispose of them or to determine their current value. Taxable income from these types of securities is accrued by the Fund without receiving regular interest payments in cash. As a result, the Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund.

Leverage Risk: The Fund’s use of leverage creates the opportunity for increased net income to common Shares, but also creates special risks for shareholders. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage (including interest expenses on reverse repurchase agreements, dollar rolls and borrowings and the dividend rate on any outstanding preferred shares) could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing returns to shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Shares. Therefore, the Fund’s use of leverage may result in losses. In addition, any preferred shares issued by the Fund are expected to pay cumulative dividends, which may tend to increase leverage risk.

Leverage creates several major types of risks for shareholders, including:

•	the likelihood of greater volatility of NAV of Shares, and of the investment return to shareholders, than a comparable portfolio without leverage;

•	the possibility either that Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Shares will fluctuate because such costs vary over time; and

•	the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged.

If the costs of any leverage used by the Fund exceed the income from portfolio securities acquired through the use of such leverage, the Fund’s net asset value would decline. A decline in the Fund’s net asset value could affect the ability of the Fund to pay dividends or make distributions to shareholders. A failure by the Fund to distribute an adequate proportion of its net investment income in the form of dividends each taxable year would result in the Fund ceasing to qualify as a regulated investment company under the Code. See “Tax Matters” below for additional information. Also, the counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s shareholders.

The use by the Fund of reverse repurchase agreements and dollar rolls to obtain leverage also involves special risks. For instance, the market value of the securities that the Fund is obligated to repurchase under a reverse repurchase agreement or dollar roll may decline below the repurchase price.

In addition to reverse repurchase agreements, dollar rolls and/or borrowings (or a future issuance of preferred shares), the Fund may engage in other transactions that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps, basis swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions). The Fund’s use of such transactions gives rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions and total returns to shareholders. The Fund manages some of its derivative positions by segregating an amount of cash or liquid securities equal to the notional value or the market value, as applicable, of those positions. The Fund may offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies.

Segregation and Coverage Risk: Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities for the purposes of the 1940 Act unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Equity Securities Risk: Equity securities, such as common and preferred stock, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition. Equity securities are generally subordinated to bonds or other debt instruments in a company’s capital structure.

Reinvestment Risk: Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels, NAV and/or overall return of the Shares.

Tax Treatment Limitations and Potential Changes in Tax Treatment Risk: The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a regulated investment company under Subchapter M, at least 90% of the Fund’s gross income for each taxable year must be “qualifying income.” Although the Fund believes that its investment strategies with respect to derivatives, including CPI swaps, will generate qualifying income under current U.S. federal income tax law, the Fund’s use of these instruments is accompanied by the risk that the IRS may determine that such gain is non-qualifying income. The Fund’s intention to qualify as a regulated investment company under the Code may limit the Fund’s ability to invest in certain investments, especially commodity related investments, which may offer the potential to hedge against inflation, and any such investments may bear adversely on the Fund’s ability to so qualify. In addition, the Fund’s transactions in futures, swaps and other derivatives could also result in the Fund realizing more short-term capital gain and ordinary income (both subject to ordinary income tax rates) than otherwise would be the case if the Fund did not invest in such instruments. To the extent that the Fund invests in this manner, the realization of short-term gain and ordinary income may impact the amount, timing, and character of the Fund’s distributions to shareholders and the Fund’s after-tax returns.

Cyber Security Risk: As the use of technology has become more prevalent in the course of business, Lord Abbett and other service providers have become more susceptible to operational and information security risks. A shareholder and/or its account could be negatively impacted as a result. While Lord Abbett has established internal risk management security protocols designed to identify, protect against, detect, respond to and recover from cyber security incidents, there are inherent limitations in such protocols including the possibility that certain threats and vulnerabilities have not been identified or made public due to the evolving nature of cyber security threats.

Operational Risk: The Fund is also subject to the risk of loss as a result of other services provided by Lord Abbett and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider; each of which may negatively affect the Fund’s performance.

Business Continuity: Lord Abbett has developed a Business Continuity Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of an adverse incident impacting Lord Abbett, its affiliates, or the Fund. While Lord Abbett believes that the Program should enable it to reestablish normal business operations in a timely manner in the event of an adverse incident, there are inherent limitations in such programs (including the possibility that contingencies have not been anticipated and procedures do not work as intended) and under some circumstances, Lord Abbett, its affiliates, and any vendors used by Lord Abbett, its affiliates, or the Fund could be prevented or hindered from providing services to the Fund for extended periods of time.

Market Disruption and Geopolitical Risk: Geopolitical and other events (e.g., wars, terrorism or natural disasters) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of the Fund’s investments. Securities markets also may be susceptible to market manipulation (e.g., the manipulation of the LIBOR) or other fraudulent trading practices, which could disrupt the orderly functioning of markets, increase overall market volatility or reduce the value of investments traded in them, including investments of the Fund. Instances of fraud and other deceptive practices committed by senior management of certain companies in which the Fund invests may undermine Lord Abbett’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. Financial fraud also may impact the rates or indices underlying the Fund’s investments.

Valuation Risk: The valuation of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that accurately reflects their current market values or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at a NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Non-Diversification Risk: The Fund is “non-diversified,” which means that the Fund may invest a significant portion of its assets in the securities of a small number of issuers than a diversified fund. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Fund may be subject to increased economic, business or political risk to the extent that it invests a substantial portion of its assets in a particular currency, in a group of related industries, in a particular issuer, in the bonds of similar projects or in a narrowly defined geographic area outside the U.S.

SUMMARY OF FUND EXPENSES

This table is intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

Shareholder Transaction Expenses (fees paid directly from your investment):

Institutional Class

Maximum Initial Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Dividend Reinvestment Fees	None

Repurchase Fee (as a percentage of amount redeemed)	2.00%[1]

[1]

The Fund does not currently charge a repurchase fee; however, the Fund may, in the future, impose repurchase fees of up to 2.00% on Shares accepted for repurchase that have been held for less than one year.

Annual Fund Operating Expenses (as a percentage of net assets attributable to common shares):

Institutional Class

Management Fee	1.25%

Other Expenses[1]	0.86%

Total Annual Fund Operating Expenses	2.11%

Fee Waiver and/or Expense Reimbursement[2]	(0.61)%

Total Annual Fund Operating Expenses	1.50%
[1]

“Other Expenses” are based on estimated net assets of $100 million and anticipated expenses for the Fund’s first year of operations and include the Fund’s estimated offering expenses, which will be paid and satisfied in the Fund’s first year of operations.

[2]

For a twelve month period beginning when the Fund commences operations, Lord Abbett has contractually agreed to waive its fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses (excluding interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) to an annual rate of 1.50%. This agreement may be terminated only by the Fund’s Board of Trustees.

Example

The following example is intended to help you understand the various costs and expenses that you, as a holder of Shares, would bear directly or indirectly. The example illustrates the expenses that you would pay on a $1,000 investment in the Shares, assuming a 5% annual return:

	1 Year	3 Years	5 Years	10 Years

Institutional Class	$15*	$60	$108	$239
*

This amount does not reflect the imposition of a repurchase fee of 2.00%. If an investor were to redeem shares that have been held for less than one year and the Fund were to impose the repurchase fee, the costs for 1 year would be $35.

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the Other Expenses set forth in the Annual Fund Operating Expenses table above are accurate, that the Total Annual Fund Operating Expenses (as described above) remain the same each year, except to reduce annual expenses upon completion of organization and offering expenses and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

FINANCIAL HIGHLIGHTS

Because the Fund is newly organized and its Shares have not previously been offered, the Fund does not have any financial history as of the date of this prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund continuously offers its Shares and is operated as an “interval fund.” The Fund currently offers one class of Shares: Institutional Class. The Fund was organized as a Delaware statutory trust on September 18, 2018, pursuant to the Declaration and Agreement of Trust (the “Declaration of Trust”), which is governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 90 Hudson Street, Jersey City, NJ 07302, and its telephone number is 888-522-2388.

USE OF PROCEEDS

The Fund will invest the net proceeds of the continuous offering of Shares on an ongoing basis in accordance with its investment objective and policies as stated below. Pending the investment of the proceeds pursuant to the Fund’s investment objective and policies, the Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash or cash equivalents. In addition, the Fund may maintain a portion of the proceeds in cash to meet operational needs. The Fund may be prevented from achieving its investment objective during any time in which the Fund’s assets are not substantially invested in accordance with its policies. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies within approximately three months after receipt of the proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and policies, and except to the extent proceeds are held in cash to pay dividends or expenses, satisfy repurchase offers or for temporary defensive purposes. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to shareholders.

THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES, AND
PRINCIPAL RISKS

Investment Objective

The Fund’s investment objective is total return. In pursuing its investment objective, the Fund will seek income as well as capital appreciation.

Investment Strategies

To pursue its objective, the Fund has flexibility to allocate its assets among a broad range of credit sectors, including the corporate, sovereign, municipal, and structured product sectors. The Fund has significant flexibility to adjust allocations over time while adapting to the market and economic environment. The Fund intends to be optimally positioned across sectors and along the credit curve, without any explicit duration target or liquidity limitations, in order to maximize exposure to favored industries and sectors, identify the strongest candidates within those industries or sectors, and select securities the Fund believes present the best risk/reward profiles.

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds and other fixed income instruments and derivative instruments intended to provide economic exposure to such securities. For purposes of the 80% policy, the Fund considers bonds and other fixed income instruments to include, among other types of investments, bonds, debt securities and other similar instruments of varying maturities issued by various U.S. and foreign (non-U.S.) public- or private-sector entities; structured products, securitizations and other asset-backed securities issued on a public or private basis; corporate debt securities of U.S. and non-U.S. issuers, including convertible and contingent convertible securities and corporate commercial paper; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; bank loans (including, among others, senior loans, mezzanine loans, delayed funding loans, revolving credit facilities and loan participations and assignments); loans held and/or originated by private financial institutions, including commercial and residential mortgage loans, corporate loans and consumer loans; payment-in-kind securities; zero-coupon bonds; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; preferred securities; convertible debt and equity securities, including synthetic convertible securities and contingent convertible securities; and bank certificates of deposit, fixed time deposits and bankers’ acceptances.

The Fund may invest in individual securities of any credit quality, maturity, or duration. At any given time and from time to time substantially all of the Fund’s portfolio may consist of high yield (or below investment grade) debt securities (commonly referred to as “junk” bonds). Below investment grade quality instruments are those that, at the time of investment, are rated Ba1 or lower by Moody’s and BB+ or lower by S&P or Fitch, or instruments comparably rated by other ratings agencies, or if unrated are determined by the Adviser to be of comparable quality. Instruments of below investment grade quality, commonly referred to as “junk” or “high yield” securities, are regarded as having predominantly speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal.

The Fund may invest in debt securities of stressed and distressed issuers as well as in defaulted securities and debtor-in-possession financings. The Fund may invest in any level of the capital structure of an issuer, including by investing in any class or tranche of mortgage-backed or asset-backed instruments. The rate of interest on an income-producing instrument may be fixed, floating, or variable. The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, including in emerging markets, and of issuers that operate in any industry.

The Fund may utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), credit default swaps, call and put options, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

To the extent consistent with the liquidity requirements applicable to interval funds under Rule 23c-3 under the 1940 Act, the Fund may invest without limit in illiquid securities. An illiquid security is a security that the Fund reasonably expects cannot be sold or disposed of in then-current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

The Fund may opportunistically add leverage to its portfolio by utilizing instruments such as reverse repurchase agreements, credit default swaps, dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities. The Fund may also enter into other transactions that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio.

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the offering of Shares are being invested, the Fund may deviate from its investment objective and policies. During such periods, the Fund may invest its cash balances in short-term taxable securities, U.S. Government securities, commercial paper, bankers’ acceptances, repurchase agreements, registered money market funds, and comparable foreign fixed income securities, among other instruments, or may hold significant positions in cash or cash equivalents for temporary defensive purposes. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful.

Investment Process

On behalf of the Fund, Lord Abbett employs a process that blends top-down themes with bottom-up, fundamental credit research. The process begins with an assessment of economic and capital market conditions to develop an outlook for the overall credit markets and each industry within that investment universe. This analysis also incorporates global market conditions and a view of the relative health of various global markets and regions. This top-down view guides the portfolio’s sector allocation, credit quality distribution, industry positioning, and overall risk profile.

For corporate credit allocations, the portfolio management team’s top-down view helps to shape the portfolio’s optimal credit positioning and identify favored sectors and industries for further, bottom-up research. This fundamental research for corporate debt includes: an understanding of the metrics of the industry; the state of the balance sheet; the quality of assets on the balance sheet; the quality and trustworthiness of management teams and their insightfulness in responding to changes in their industry; and financing needs relative to the liquidity of the investment market.

Lord Abbett’s proprietary credit analytics platform integrates quantitative relative value metrics with analysts’ fundamental credit research opinions in an effort to select securities Lord Abbett believes present the best risk/reward profiles.

For structured products, Lord Abbett utilizes a combination of internally-developed analytical models and externally sourced systems that permits stress testing of such securities and evaluations of their intrinsic creditworthiness and valuation attractiveness. In addition to these systems, sector specialists that focus on structured products are responsible for conducting fundamental research of each security under consideration for inclusion in the portfolio. Fundamental research for structured products also includes analysis of cash flows, pre-payment risks, and the health of the markets affecting the underlying securities.

Lord Abbett incorporates proprietary quantitative risk reporting to ensure that the portfolio’s risk profile is consistent with the portfolio management team’s goal. This reporting measures and monitors interest rate and credit exposures. It also incorporates ratings-adjusted duration metrics, which account for varying correlations between credit spreads and interest rate movements across credit ratings.

Duration is not explicitly targeted, but the Fund’s portfolio is expected to include securities with durations of -3 to +8 years. Country and region weightings are typically the result of bottom-up individual security selection, although geopolitical or macroeconomic concerns may lead, at times, to limits on such exposures.

Illiquidity risk will receive significant focus in the management and investment process of the Fund’s portfolio. Because the Fund, as an interval fund, is not required to redeem its shares on a daily basis, and because of a desire to maximize risk-adjusted yield, the Fund may invest a significant portion of its portfolio in illiquid securities, which can often offer higher yield valuations versus liquid securities with a comparable risk profile. The incremental yield compensation that may be associated with illiquid assets can offset the higher transaction cost in purchasing and selling the asset as well as to offset the sometimes higher spread and price volatility of the illiquid asset.

Portfolio Composition

The Fund’s portfolio will be composed principally of the following investments. Further description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the SAI.

High-Yield Debt Securities

The Fund may invest without limit in instruments rated below investment grade (commonly referred to as “junk” bonds), considered to be those that are rated Ba1 or lower by Moody’s and BB+ or lower by S&P or Fitch or instruments comparably rated by other rating agencies, or in unrated instruments determined by the Adviser to be of comparable quality. Instruments rated Ba1 or lower by Moody’s are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Instruments rated BB+ or lower by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade instruments, though higher yielding, are generally characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The secondary market for lower grade instruments may be less liquid than that of higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain lower grade instruments or force the Fund to sell lower grade instruments at disadvantageous prices.

The prices of credit instruments generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of instruments also is inversely related to the coupon of such instruments. Accordingly, lower grade instruments may be relatively less sensitive to interest rate changes than higher quality instruments of comparable maturity, because of their higher coupon. The higher credit risk associated with lower grade instruments potentially can have a greater effect on the value of such instruments than may be the case with higher quality issues of comparable maturity, and may significantly affect the value of the Fund’s portfolio.

Investment Grade Fixed Income Securities

The Fund may also invest in investment grade fixed income securities. Investment grade fixed income securities are debt securities that are rated, at the time of purchase, within the four highest grades assigned by an independent rating agency, such as Moody’s (Aaa, Aa, A, Baa), S&P (AAA, AA, A, BBB), or Fitch (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality.

Illiquid and Restricted Securities

The Fund may invest in securities that, at the time of investment, are illiquid. To the extent consistent with the liquidity requirements applicable to interval funds under Rule 23c-3 under the 1940 Act, the Fund may invest without limit in illiquid securities. An illiquid security is a security that the Fund reasonably expects cannot be sold or disposed of in then-current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

Investments currently considered to be illiquid include, among others, repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options and other derivatives. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.

The Fund also may invest without limit in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. The restriction on public sale may make it more difficult to value such securities, limit the Fund’s ability to dispose of them and lower the amount the Fund could realize upon their sale. Because they are not registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Distressed and Defaulted Instruments

The Fund may invest in debt securities of stressed and distressed issuers as well as in defaulted securities and debtor-in-possession financings. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments.

Distressed and defaulted instruments generally present the same risks as investment in below investment grade instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. An issuer of distressed instruments may be in bankruptcy or undergoing some other form of financial restructuring. An issuer may be in default with respect to interest and/or principal payment obligations. Distressed instruments present a risk of loss of principal value, including potentially a total loss of value. Distressed instruments may be highly illiquid and the prices at which distressed instruments may be sold may represent a substantial discount to what the Adviser believes to be the ultimate value of such obligations.

Loans

The Fund may invest in loans, which include, among other things, loans to U.S. or foreign corporations, partnerships, other business entities, or to U.S. and non-U.S. governments. In addition to fixed rate and variable rate loans, the Fund may invest in floating or adjustable rate loans, including bridge loans, novations, assignments, and participations. The interest rates on floating or adjustable rate loans periodically are adjusted to a generally recognized base rate such as LIBOR or the prime rate as set by the Federal Reserve. The loans that the Fund may invest in include loans that are first lien, second lien, third lien or that are unsecured. In addition, the loans the Fund may invest in will usually be rated below investment grade or may also be unrated.

The Fund may invest in DIP financings. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a bank or other lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Structured Products

The Fund may invest without limit in structured products, including collateralized loan obligations and other collateralized obligations.

A CLO is a type of structured product that issues securities collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans, and subordinate corporate loans. The underlying loans may be rated below investment grade by a rating agency. A CLO is not merely a conduit to a portfolio of loans; it is a pooled investment vehicle that may be actively managed by the collateral manager. Therefore, an investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment.

The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk- reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. Generally, the risks of investing in a CLO can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments.

Other structured products in which the Fund may invest include CDOs, CBOs, CMOs, and securities issued by government, government-related, and/or private entities, including CMBS and RMBS. A CDO is a security backed by pools of corporate or sovereign bonds, bank loans to corporations, or a combination of bonds and loans, many of which may be unsecured. A CBO is an obligation of a trust or other special purpose vehicle backed by a pool of fixed income securities, which are often a diversified pool of securities that are high risk and below investment grade. These securities are collateralized by many different types of fixed income securities, including high-yield debt, trust preferred securities, and emerging market debt, which are subject to varying degrees of credit and counterparty risk. A CMO is a security that is collateralized by whole loan mortgages or mortgage pass-through securities. CMOs, CDOs and CBOs are structured similarly to CLOs and carry additional risks that include, but are not limited to, the risks of investing in CLOs described above and the risks associated with the pool of underlying securities.

CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed instruments.

RMBS include securities that reflect an interest in, and are secured by, mortgage loans on residential real property. Similar to the risks of investing in CMBS, many of the risks of investing in RMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. RMBS are particularly susceptible to prepayment risks, as residential mortgage loans generally do not impose prepayment penalties.

Derivatives

The Fund may use derivatives, which are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives (both long and short positions) for investment purposes, leveraging purposes, or to hedge against various portfolio risks such as market, credit, interest rate, and currency risks. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to enhance returns, efficiently invest excess cash, or quickly gain market exposure. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and currency forwards to adjust the Fund’s related exposures or for other portfolio management reasons.

The Fund also may use derivatives to manage the effective duration of its portfolio. The Fund may engage in derivative transactions on an exchange or in OTC market.

The types of derivative instruments that the Fund may use include:

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium.

•

Swaps. The Fund may enter into interest rate, equity index, credit, currency, and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, are cleared through clearing houses.

•

Foreign Currency Forward Contracts and Options. The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies, or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

Foreign (Non-U.S.) Securities

The Fund may invest without limit in instruments of corporate and other foreign (non-U.S.), including emerging market, issuers and in instruments traded principally outside of the U.S. The Fund considers emerging market countries to be those not classified as a Developed Market by MSCI. Some non-U.S. investments may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the U.S. and, at times, greater price volatility than in the U.S. Evidences of ownership of such securities usually are held outside the U.S. For these and other reasons, the Fund will be subject to additional risks if it makes investments outside the U.S., which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Because non-U.S. investments may trade on days when the Fund’s Shares are not priced, net asset value can change at times when Shares cannot be sold.

U.S. and Foreign (Non-U.S.) Currency Transactions

The Fund may invest in U.S. dollar-denominated or non U.S.-dollar denominated securities without limit. The Fund may hold non-U.S. currencies without holding any bonds or other income-producing securities denominated in those currencies. Investments in securities denominated in foreign currencies may decline in value relative to the U.S. dollar. In the case of hedged positions, the U.S. dollar may decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. Although the Fund is not required to hedge its exposure to any currency, it may choose to do so. The Fund may engage in foreign currency transactions on a spot (cash) basis, and also may enter into foreign exchange forward contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. The Fund may use these currency-related transactions to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Generally, foreign exchange forward contracts, foreign currency futures contracts and options on foreign currencies and futures allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency positions also may be used to increase the Fund’s exposure to foreign currencies that the portfolio management team believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

Government Securities

The Fund may invest in both U.S. Government securities and non-U.S. sovereign government securities. The Fund’s investments in U.S. Government securities may include debt securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. The Fund’s investments in non-U.S. sovereign government securities may include debt securities issued or guaranteed by non-U.S. sovereign governments, their agencies, authorities, political subdivisions, or instrumentalities, and supranational agencies. Supranational agencies are organizations that are designed or supported by one or more governments or governmental agencies to promote economic development. Examples of supranational agencies include the Asian Development Bank, the European Bank for Reconstruction and Development, and the World Bank.

Convertible Securities and Synthetic Convertible Securities

The Fund may invest in convertible securities, which are corporate securities, usually preferred stocks or bonds, that are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula (the “conversion price”). Convertible securities may provide investors the opportunity to participate in rising markets and potential protection in declining markets. Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer’s balance sheet.

The Fund may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, that is, an income-producing component and a convertible component. The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times. The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value.

Contingent Convertible Securities

The Fund may invest in CoCos. CoCos, which are typically issued by non-U.S. issuers, are preferred equity or subordinated debt instruments that are designed to behave like bonds in times of economic health yet absorb losses when a pre-determined trigger event occurs. CoCos are either convertible into equity at a predetermined share price or written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs. Trigger events vary by instrument and are defined by the documents governing the contingent convertible security. Such trigger events may include a decline in the issuer’s capital below a specified threshold level, an increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events. In addition, CoCos have no stated maturity and have fully discretionary coupons.

Municipal Bonds

Municipal bonds share the attributes of fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities, and may be either taxable or tax-exempt instruments. The municipal bonds that the Fund may purchase include without limitation general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax exempt private activity bonds and industrial development bonds generally are also limited obligation bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Inflation-Linked Instruments

Inflation-linked instruments are securities whose interest and principal value are periodically adjusted according to the rate of inflation. The Fund’s investments in inflation-linked instruments may include inflation-indexed fixed income securities and inflation-linked derivatives.

The Fund may invest in inflation-linked fixed income securities, which are securities whose principal and/or interest payments are adjusted for inflation, unlike traditional fixed income securities that make fixed or variable principal and interest payments. The Fund may invest in TIPS, which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI for All Urban Consumers, and other inflation-indexed securities issued by the U.S. Department of Treasury. In addition to investing in TIPS, the Fund also may invest in sovereign inflation-indexed fixed income securities (sometimes referred to as “linkers”) issued by non-U.S. governments. The Fund may also invest in inflation-linked derivatives, including CPI swaps. A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a specified notional amount of principal. As described in more detail below, the Fund may invest in other types of derivatives. The Fund will be required to segregate permissible liquid assets, or engage in other measures to cover its obligations relating to CPI swaps and other derivative actions.

Reverse Repurchase Agreements and Dollar Rolls

The Fund may enter into reverse repurchase agreements and dollar rolls, which are forms of borrowing. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security at an agreed upon price on an agreed upon date. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities.

Under a reverse repurchase agreement, the Fund sells securities to a bank or broker dealer and agrees to repurchase the securities at a mutually agreed future date and price. A dollar roll is similar to a reverse repurchase agreement except that the counterparty with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” Generally, the effect of a reverse repurchase agreement or dollar roll transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the agreement and still be entitled to the returns associated with those portfolio securities, thereby resulting in a transaction similar to a borrowing and giving rise to leverage for the Fund. The Fund will incur interest expense as a cost of utilizing reverse repurchase agreements and dollar rolls. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Equity Securities

The Fund may invest up to 20% of its total assets in equity securities. Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar characteristics. The Fund considers equity securities to include warrants, rights offerings, convertible securities, and investments that convert into the equity securities described above. However, common stocks the Fund has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security will not count towards this 20% limit. The Fund also may invest in ETFs. The Fund may invest in securities of companies with any market capitalization, including small, medium, and large capitalizations.

Leverage

The Fund may opportunistically add leverage to its portfolio by utilizing instruments such as reverse repurchase agreements, credit default swaps, dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio.

The net proceeds the Fund obtains from credit default swaps, reverse repurchase agreements, dollar rolls or other forms of leverage utilized will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. The 1940 Act, including the rules and regulations thereunder, generally prohibits the Fund from engaging in most forms of leverage (including the use of reverse repurchase agreements, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Shares unless, at the time of such declaration, this asset coverage test is satisfied.

The Fund may (but is not required to) cover its commitments under reverse repurchase agreements, dollar rolls, derivatives and certain other instruments by the segregation of liquid assets, or by entering into offsetting transactions or owning positions covering its obligations. To the extent that the Fund maintains segregated assets or otherwise covers certain of these instruments, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 1940 Act 300% asset coverage requirement otherwise applicable to forms of leverage used by the Fund. However, reverse repurchase agreements, dollar rolls and other such instruments, even if covered, may represent a form of economic leverage and create special risks. The use of these forms of leverage may increase the volatility of the Fund’s investment portfolio and could result in larger losses to shareholders than if these strategies were not used. To the extent that the Fund engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default under the agreement governing a leverage facility.

Leveraging is a speculative technique and there are special risks and costs involved. There is no assurance that the Fund will utilize credit default swaps, reverse repurchase agreements, dollar rolls or borrowings, issue preferred shares or utilize any other forms of leverage (such as the use of derivatives strategies). If used, there can be no assurance that the Fund’s leveraging strategies will be successful or result in a higher yield on your Shares. When leverage is used, the net asset value of the Shares and the yield to shareholders will be more volatile. In addition, interest and other expenses borne by the Fund with respect to its use of reverse repurchase agreements, dollar rolls, borrowings or any other forms of leverage are borne by the shareholders and result in a reduction of the net asset value of the Shares.

Preferred Securities

Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from liquidation of the company. Unlike common stock, preferred securities usually do not have voting rights. Preferred securities in some instances are convertible into common stock. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock. Some preferred securities offer a fixed rate of return with no maturity date. Because they never mature, these preferred securities may act like long-term bonds, can be more volatile than other types of preferred securities and may have heightened sensitivity to changes in interest rates. Other preferred securities have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such securities. Although they are equity securities, preferred securities have certain characteristics of both debt securities and common stock. They are like debt securities in that their stated income is generally contractually fixed. They are like common stock in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Because preferred securities represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.

Short-Term and Temporary Defensive Investments

In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest some or all of its assets in short-term taxable securities, U.S. Government securities, commercial paper, bankers’ acceptances, repurchase agreements, registered money market funds, and comparable foreign fixed income securities or may hold significant positions in cash or cash equivalents for temporary defensive purposes. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Portfolio Turnover

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) generally involves greater expenses for the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Sales of portfolio securities may also result in realization of taxable capital gains, including short-term capital gains (which are generally treated as ordinary income upon distribution in the form of dividends). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Principal Risks of the Fund

The NAV of the Shares will fluctuate with and be affected by, among other things, various principal investment risks of the Fund and its investments, which are summarized below.

New Fund Risk: The Fund is newly organized. There can be no assurance that the Fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, the Fund’s gross expense ratio may fluctuate during its initial operating period because of the Fund’s relatively smaller asset size and, until the Fund achieves sufficient scale, a Fund shareholder may experience proportionally higher Fund expenses than would be experienced by shareholders of a fund with a larger asset base.

Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments, and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

Issuer Risk: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Repurchase Offers Risk: As described in the section entitled “Periodic Repurchase Offers” beginning on page 71 of this prospectus, the Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct quarterly repurchase offers of the Fund’s outstanding Shares at NAV, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities.

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and, unless offset by sufficient sales of Fund Shares, may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

The repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. In addition, the repurchase of Shares by the Fund may increase the Fund’s portfolio turnover rate, which may result in increased transaction costs and reduced returns to shareholders.

If a repurchase offer is oversubscribed, the Board may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Board determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter to ensure the repurchase of a specific number of Shares, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a shareholder submits a repurchase request. To the extent that the Fund invests a portion of its portfolio in foreign markets, there is the risk of a possible decrease in Share value as a result of currency fluctuations between the date of tender and the Repurchase Pricing Date.

In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders, potentially including even shareholders who do not tender any Shares in such repurchase. Furthermore, the Fund’s use of cash to repurchase Shares could adversely affect its ability to satisfy the distribution requirements for treatment as a regulated investment company. The Fund could also recognize income or gain in connection with its sale or other disposal of portfolio securities to fund Share repurchases. Any such income would be taken into account in determining whether such distribution requirements are satisfied and would need to distributed to shareholders (in taxable distributions) in order to eliminate a Fund-level tax. See “Tax Matters” below.

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but they have a higher risk of default than investment grade securities, and their prices are much more volatile. The market for high-yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade bonds may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high-yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses if it is required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

Defaulted Bonds Risk: Defaulted bonds are subject to greater risk of loss of income and principal than securities of issuers whose debt obligations are being met. Defaulted bonds are considered speculative with respect to the issuer’s ability to make interest payments and/or pay its obligations in full. The repayment of defaulted bonds therefore is subject to significant uncertainties, and in some cases, there may be no recovery of repayment. Defaulted bonds might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments.

Workout or bankruptcy proceedings typically result in only partial recovery of cash payments or an exchange of the defaulted bond for other securities of the issuer or its affiliates, which securities may in turn be illiquid, subject to restrictions on resale and/or speculative.

Distressed Debt Risk: Investments in distressed bonds are speculative and involve substantial risks in addition to the risks of investing in high-yield debt securities. The anticipated transaction regarding these instruments may be unsuccessful, take considerable time or result in a distribution of cash or a new security or obligation in exchange for the distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. The Fund also may incur expenses trying to protect its interests in distressed debt. Additionally, the prices of distressed bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than the prices of higher rated securities. During an economic downturn or substantial period of rising interest rates, distressed debt issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals, or to obtain additional financing. Moreover, it is unlikely that a liquid market will exist for the Fund to sell its holdings in distressed debt securities.

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. Credit risk varies based on the economic and fiscal conditions of each issuer. As noted above, to the extent the Fund holds below investment grade securities, these risks may be heightened. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. Insurance or other credit enhancements supporting the Fund’s investment may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support in addition to the credit risk of the underlying investment that is being enhanced. Credit support provided by foreign entities may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of the entity to meet its obligations. A change in the credit rating or the market’s perception of the creditworthiness of any of the bond insurers that insure securities in the Fund’s portfolio may affect the value of the securities they insure, the Fund’s share prices, and Fund performance. A downgrading of an insurer’s credit rating or a default by the insurer could reduce the credit rating of an insured bond and, therefore, its value. The Fund also may be adversely affected by the inability of an insurer to meet its insurance obligations.

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

Corporate Debt Securities Risk: The market value of corporate debt securities generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate debt securities normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate debt securities. The market value of a corporate debt security also may be affected by factors directly relating to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate debt securities are described elsewhere in this prospectus in further detail. There is a risk that the issuers of corporate debt securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The Fund may invest in below investment grade corporate bonds, often referred to as “high yield” securities or “junk bonds.” High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse issuer-specific developments. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and valuation/pricing transparency risks.

Liquidity Risk: To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest without limit in illiquid securities. Liquidity risk exists when particular investments are difficult to purchase or sell at the time that the Fund would like or at the price that the Fund believes such investments are currently worth. Many of the Fund’s investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector.

To the extent that the Fund’s principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, senior loans, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity.

The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

The Fund may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, that is, an income-producing component and a convertible component. The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times. The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Contingent Convertible Securities Risk: CoCos have no stated maturity, have fully discretionary coupons and are typically issued in the form of preferred equity or subordinated debt instruments. CoCos generally either convert into equity or have their principal written down upon the occurrence of certain triggering events (“triggers”) linked to regulatory capital thresholds or regulatory actions relating to the issuer’s continued viability. As a result, an investment by the Fund in CoCos is subject to the risk that coupon (i.e., interest) payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses. An investment by the Fund in CoCos is also subject to the risk that, in the event of the liquidation, dissolution or winding-up of an issuer prior to a trigger event, the Fund’s rights and claims will generally rank junior to the claims of holders of the issuer’s other debt obligations. In addition, if CoCos held by the Fund are converted into the issuer’s underlying equity securities following a trigger event, the Fund’s holding may be further subordinated due to the conversion from a debt to equity instrument. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk, liquidity risk and valuation risk. An investment by the Fund in CoCos may result in losses to the Fund.

U.S. Government Securities Risk: The Fund may invest in debt securities issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the FHLBs or the FHLMC, are supported by the right of the issuer to borrow from the U.S. Treasury;

others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality or enterprise. Although U.S. Government-sponsored enterprises, such as the FHLBs, FHLMC, FNMA and the Student Loan Marketing Association, may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities.

U.S. Government debt securities generally involve lower levels of credit risk than other types of debt securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other debt securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.

Mortgage-Related and Asset Backed Instruments and Other Collateralized Obligations Risk: The Fund may invest in a variety of mortgage-related and other asset-backed instruments issued by government agencies or other governmental entities or by private originators or issuers.

The mortgage-related assets in which the Fund may invest include, but are not limited to, any security, instrument or other asset that is related to U.S. or non-U.S. mortgages, including those issued by private originators or issuers, or issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or by non-U.S. governments or authorities, such as, without limitation, assets representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including REMICs, which could include Re-REMICs, mortgage pass-through securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), mortgage-related asset backed securities and mortgage-related loans (including through participations, assignments, originations and whole loans), including commercial and residential mortgage loans.

The Fund may also invest in other types of asset-backed securities, including CDOs, which include CBOs, CLOs and other similarly structured securities

Mortgage-related and other asset-backed instruments represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause the Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed instruments are subject to risks similar to those associated with mortgage-related assets, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed instruments may be largely dependent upon the cash flows generated by the assets backing the instruments, and asset-backed instruments may not have the benefit of any security interest in the related assets.

Privately Issued Mortgage-Related Securities Risk: There are no direct or indirect government or agency guarantees of payments in pools created by non-governmental issuers. Privately issued mortgage-related securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Mortgage Market/Subprime Risk: The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties in the past that adversely affected the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) generally increased during that period and may increase again, and a decline in or flattening of housing and other real property values (as has been experienced during that period and may continue to be experienced in many real estate markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy in recent periods. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Real Estate Risk: An investment in a REIT generally is subject to the risks that impact the value of the underlying properties or mortgages of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, extended vacancies, failure to collect rents, the ability of the company to finance property purchases and renovations, changes to the tax laws, failure by the REIT to qualify for favorable tax treatment under the Code, and changes in local, regional, or general economic conditions. REITs also are subject to default or prepayments by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended. REITs may be more volatile and/or more illiquid than other types of equity securities. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the REIT’s fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money or experience volatility in the values of its portfolio assets. As compared with companies organized and operated in the U.S., foreign companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, and inadequate regulatory, reporting, accounting, auditing, and financial standards. Investments in securities of foreign companies may be subject to foreign withholding or other taxes. There may be less publicly available financial and other information regarding foreign issuers.

The securities of foreign companies also may be subject to inadequate or otherwise unfavorable exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, and higher transaction and other costs, including transaction costs associated with currency exchange. To the extent the securities of foreign companies are traded on non-U.S. exchanges or markets, settlement, clearing, and registration of such securities transactions are subject to risks because registration systems may be less developed or subject to inadequate government supervision. This may result in significant delays or problems in registering the transfer of securities. If the Fund is delayed in settling a transaction, it may not receive any return on the invested assets or it may lose money if the value of the security declines.

There is a risk that a foreign government may take action that impedes or prevents the Fund from taking income and/or capital gains earned in the local currency and converting into U.S. dollars (i.e., “repatriating” local currency investments or profits), including temporary restrictions on foreign capital remittances. Certain foreign countries have sought to maintain foreign exchange reserves and/or address the economic volatility and dislocations caused by the large intentional capital flows by controlling or restricting the conversion of the local currency into other currencies. This risk tends to become more acute when economic conditions otherwise worse. There can be no assurance that if the Fund earns income or capital gains in a foreign currency or Lord Abbett otherwise seeks to withdraw the Fund’s investments from a given foreign country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in a foreign company. Some foreign countries also have policies or restrictions that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests, requirements that government approval be obtained prior to investment by foreign persons, or impositions of penalties for increases in the value of the Fund’s investment. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell non-U.S. securities or transfer the Fund’s assets or income back into the U.S, or otherwise adversely affect the Fund’s operations. In addition, due to differences in legal systems, there is the risk that there may be difficulty in enforcing contractual obligations and obtaining and enforcing court judgments outside the U.S, which may affect the value of the Fund’s foreign investments.

Foreign company securities also include ADRs, GDRs and other similar depositary receipts. ADRs, GDRs and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation, and may not be subject to as extensive and frequent accounting, financial, and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

Foreign Currency Risk: Investments in securities denominated in foreign (including emerging market) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many emerging markets.

Non-U.S. Government and Supranational Debt Securities Risk: Debt securities of governmental (or supranational) issuers in all non-U.S. countries, including emerging market countries, may include, among others:

•	fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities, and political subdivisions located in non-U.S. (including emerging market) countries;
•	fixed income securities issued by government owned, controlled, or sponsored entities located in non-U.S. (including emerging market) countries;
•	interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers;
•	Brady Bonds (which are described below);
•	participations in loans between non-U.S. (including emerging market) governments and financial institutions; and
•

fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission, or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Investment in the debt securities of foreign governments can involve a high degree of risk. The governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by many factors. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities, and increased protectionism on the part of a country’s trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish the credit standing of a particular local government or agency.

Governmental entities may be dependent on expected disbursements from other foreign governments, multilateral agencies, and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies, and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such governmental entity’s obligations. Failure to adhere to any such requirements may result in the cancellation of such other parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts, and, consequently, governmental entities may default on their debt. In addition, a holder of foreign government obligations (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities, and such holder’s interests could be adversely affected in the course of those restructuring arrangements. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. The sovereign debt of many non-U.S. governments, including their subdivisions and instrumentalities, is rated below investment grade. The risks associated with non-U.S. Government and supranational debt securities may be greater for debt securities issued or guaranteed by emerging and/or frontier countries.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, which may at times limit or preclude foreign investment in such sovereign debt and increase the Fund’s costs and expenses. Certain countries in which the Fund may invest (i) require governmental approval prior to investments by foreign persons; (ii) limit the amount of investment by foreign persons in a particular issuer; (iii) limit investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries; or (iv) impose additional taxes on foreign investors. Further, certain issuers may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors, and a government could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals, and/or take other actions, each of which may involve additional costs.

Sovereign debt securities include Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with a debt restructuring plan for emerging market countries announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds arose from an effort in the 1980s to reduce the debt held by less developed countries that were frequently defaulting on loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar), and are traded in the OTC secondary market. Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities having the same maturity. Brady Bonds are not, however, considered to be securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Brady Bonds do not have a long payment history and are subject to, among other things, the risk of default. In light of the history of defaults by the issuers of Brady Bonds, investments in Brady Bonds may be viewed as speculative regardless of the current credit rating of the issuer. The valuation of Brady Bonds generally depends on the following components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity.

Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds) or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of municipal securities issued by such facilities. Specific risks are associated with different types of municipal securities.

Inflation-Linked Investments Risk: As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

Loans, Participations and Assignments Risk: Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a loan acquired in secondary markets. In addition to credit risk and interest rate risk, the Fund’s exposure to loan interests may be subject to additional risks. For example, purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Investments in loans through a purchase of a loan or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund will rely on Lord Abbett’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.

The Fund may have difficulty disposing of loans and loan participations because to do so it will have to assign or sell such securities to a third party. Because there is no liquid market for many such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular loans and loan participations when that would be desirable, including in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio.

To the extent the Fund invests in loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not invest in such securities. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments and may be more volatile than other types of securities. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in loans. In addition, the loans in which the Fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in loans may involve greater costs than transactions in more actively traded securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make loans more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for the loans and/or may result in the Fund not receiving the proceeds from a sale of a loan for an extended period after such sale, each of which could result in losses to the Fund. Loans may have extended trade settlement periods, including settlement periods of greater than 7 days, which may result in cash not being immediately available to the Fund. If an issuer of a loan prepays or redeems the loan prior to maturity, the Fund will have to reinvest the proceeds in other loans or similar instruments that may pay lower interest rates. Because of the risks involved in investing in loans, an investment in the Fund, to the extent it invests in such instruments, should be considered speculative.

The Fund’s investments in subordinated and unsecured loans generally are subject to similar risks as those associated with investments in secured loans. Subordinated or unsecured loans are lower in priority of payment to secured loans and are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated and unsecured loans generally have greater price volatility than secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in subordinated or unsecured loans, which would create greater credit risk exposure for the holders of such loans. Subordinated and unsecured loans share the same risks as other below investment grade securities.

There may be less readily available information about most loans and the underlying borrowers than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act, or registered under the Exchange Act, and borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Loans may be issued by companies that are not subject to SEC reporting requirements and therefore may not be required to file reports with the SEC or may file reports that are not required to comply with SEC form requirements. In addition, such companies may be subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Because there is limited public information available regarding loan investments, the Fund is particularly dependent on the analytical abilities of the Fund’s portfolio managers.

Economic exposure to loan interests through the use of derivative transactions may involve greater risks than if the Fund had invested in the loan interest directly during a primary distribution or through assignments of, novations of or participations in a loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.

Call Risk: Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

•

The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

•

The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

There is no assurance that the Fund will be able to employ its derivatives strategies successfully. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. When used for hedging purposes, the changes in value of a derivative may not correlate as expected with the currency, security, portfolio, or other risk being hedged. When used as an alternative or substitute for, or in combination with, direct investments, the return provided by the derivative may not provide the same return as direct investment. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and other countries are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in such a country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving, their ultimate impact on the Fund remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments, make them less effective, or otherwise adversely affect their value. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments.

Credit Default Swaps Risk: Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Although the Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. In addition to the risk of losses described above, if no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for the Fund.

The Fund will be subject to credit risk with respect to the counterparties to the credit default swap contract (whether a clearing corporation in the case of a cleared credit default swap or another third party in the case of an uncleared credit default swap). If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Structured Investments Risk: The Fund may invest in structured products, including, structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. Structured products generally entail risks associated with derivative instruments.

Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the

Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Private Placements Risk: A private placement involves the sale of securities that have not been registered under the Securities Act, or relevant provisions of applicable non-U.S. law, to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities, and a liquid secondary market may never develop. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Inflation/Deflation Risk: Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and Shares.

Risk of Regulatory Changes: Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the IRS, the Fed or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The EU (and some other countries) are implementing similar requirements. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. To the extent the Fund and the Adviser are or have historically been eligible for exemptions from certain regulations, there is no assurance that the Fund and the Adviser will continue to be eligible for such exemptions. The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts.

The CFTC has proposed position limits for certain swaps. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and their related parties may be aggregated for this purpose. Therefore it is possible that the trading decisions of Adviser may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on the Adviser’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a short squeeze in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements may also limit the Adviser’s ability to access management and other personnel at certain companies where the Adviser seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. In addition, if the SEC were to adopt restrictions regarding short sales, they could restrict the Fund’s ability to engage in short sales in certain circumstances, and the Fund may be unable to execute its investment strategies as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may have a material adverse effect on the Fund’s ability to generate returns.

Recently adopted rules implementing the credit risk retention requirements of the Dodd-Frank Act, for asset-backed securities will require the sponsor of certain securitization vehicles (or a majority owned affiliate of such sponsor) to retain, and to refrain from transferring, selling, conveying to a third party, or hedging 5% of the credit risk in assets transferred, sold, or conveyed through the issuance of the asset-backed securities of such vehicle, subject to certain exceptions. The rules apply to offerings of residential mortgage-backed securities (RMBS) occurring on and after December 24, 2015 and to offerings of other types of asset-backed securities occurring on and after December 24, 2016, subject to certain exceptions. In addition, a refinancing of, or a significant amendment to, a securitization that closed prior to such date may in certain cases result in the application of the rules to a securitization that was previously not subject to the Dodd-Frank risk retention requirements. The impact of the risk retention rules on the securitization markets is uncertain. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the Fund may invest, which costs could be passed along to such Fund as an investor in such vehicles. In addition, the costs imposed by the risk retention rules on originators, securitizers and/or collateral managers may result in a reduction of the number of new offerings of asset-backed securities and thus in fewer investment opportunities for the Fund. A reduction in the number of new securitizations could also reduce liquidity in the markets for certain types of financial assets that are typically held by securitization vehicles, which in turn could negatively affect the returns on the Fund’s investment in asset-backed securities.

Repurchase Agreement Risk: The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which the Fund has valued the agreements are considered illiquid securities. These events could also trigger adverse tax consequences for the Fund.

Distribution Risk: Although the Fund may seek to maintain stable distributions, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund distribution rate or that the rate will be sustainable in the future.

Zero Coupon, Deferred Interest, Pay-In-Kind, and Capital Appreciation Bonds Risk: Zero coupon, deferred interest, and capital appreciation bonds are issued at a discount from their face value because interest payments typically are postponed until maturity. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves, or receipts or certificates representing interests in such stripped debt obligations or coupons. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Similar to zero coupon bonds and deferred interest bonds, pay-in-kind securities are designed to give an issuer flexibility in managing cash flow. Pay-in-kind securities that are debt securities can be either senior or subordinated debt. As the buyer of these types of securities, the Fund will recognize a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. The discount in the absence of financial difficulties of the issuer typically decreases as the final maturity date approaches. Moreover, unlike securities that periodically pay interest to maturity, zero coupon, deferred interest, capital appreciation, and pay-in-kind securities involve the additional risk that the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. The values of zero-coupon and pay-in-kind bonds are more volatile in response to interest rate changes than debt obligations of comparable maturities and credit qualities that make regular distributions of interest. Under many market and other conditions, the market for zero-coupon, deferred interest and capital appreciation bonds and pay-in-kind securities may suffer decreased liquidity, making it difficult for the Fund to dispose of them or to determine their current value. Taxable income from these types of securities is accrued by the Fund without receiving regular interest payments in cash. As a result, the Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund.

Pay-in-kind securities generally carry higher interest rates compared to bonds that make cash payments of interest to reflect their payment deferral and increased credit risk. Pay-in-kind securities generally involve significantly greater credit risk than coupon loans because the Fund receives no cash payments until the maturity date or a specified cash payment date. Even if accounting conditions are met for accruing income payable at a future date under a pay-in-kind bond, the issuer could still default when the collection date occurs at the maturity of or payment date for the pay-in-kind bond. Pay-in-kind bonds may be difficult to value accurately because they involve ongoing judgments as to the collectability of the deferred payments and the value of any associated collateral. If the issuer of a pay-in-kind security defaults the Fund may lose its entire investment. Generally, the deferral of pay-in-kind interest will increase the loan to value ratio, which is a measure of the riskiness of a loan or bond.

Leverage Risk: The Fund’s use of leverage creates the opportunity for increased net income to common Shares, but also creates special risks for shareholders. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The net proceeds that the Fund obtains from its use of reverse repurchase agreements, credit default swaps, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares) will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus and any prospectus supplement. Interest or other expenses payable by the Fund with respect to its reverse repurchase agreements, credit default swaps, dollar rolls and borrowings (or dividends payable with respect to any outstanding preferred shares) will generally be based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest rates and other costs to the Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to shareholders than if the Fund were not so leveraged. If, however, shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage (including interest expenses on reverse repurchase agreements, dollar rolls and borrowings and the dividend rate on any outstanding preferred shares) could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing returns to shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Shares. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Shares, and it may result in losses. In addition, any preferred shares issued by the Fund are expected to pay cumulative dividends, which may tend to increase leverage risk.

Leverage creates several major types of risks for shareholders, including:

•	the likelihood of greater volatility of NAV of Shares, and of the investment return to shareholders, than a comparable portfolio without leverage;
•	the possibility either that Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Shares will fluctuate because such costs vary over time; and
•	the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged.

If the costs of any leverage used by the Fund exceed the income from portfolio securities acquired through the use of such leverage, the Fund’s net asset value would decline. A decline in the Fund’s net asset value could affect the ability of the Fund to pay dividends or make distributions to shareholders. A failure by the Fund to distribute an adequate proportion of its net investment income in the form of dividends each taxable year would result in the Fund ceasing to qualify as a regulated investment company under the Code. See “Tax Matters” below for additional information. Also, the counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s shareholders.

The use by the Fund of reverse repurchase agreements and dollar rolls to obtain leverage also involves special risks. For instance, the market value of the securities that the Fund is obligated to repurchase under a reverse repurchase agreement or dollar roll may decline below the repurchase price.

In addition to reverse repurchase agreements, dollar rolls and/or borrowings (or a future issuance of preferred shares), the Fund may engage in other transactions that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps, basis swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions). The Fund’s use of such transactions gives rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions and total returns to shareholders. The Fund manages some of its derivative positions by segregating an amount of cash or liquid securities equal to the notional value or the market value, as applicable, of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require the Fund to reduce its use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the 1940 Act, which could adversely affect the value or performance of the Fund and the Shares.

Segregation and Coverage Risk: Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities for the purposes of the 1940 Act unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Because convertible securities have certain features that are common to fixed income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

Reinvestment Risk: Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels, NAV and/or overall return of the Shares.

Tax Treatment Limitations and Potential Changes in Tax Treatment Risk: The Fund intends to qualify as a “regulated investment company” under the Code. In order to qualify as a regulated investment company under Subchapter M, at least 90% of the Fund’s gross income for each taxable year must be “qualifying income.” Although the Fund believes that its investment strategies with respect to derivatives, including CPI swaps, will generate qualifying income under current U.S. federal income tax law, the Fund’s use of these instruments is accompanied by the risk that the IRS may determine that such gain is non-qualifying income. The Fund’s intention to qualify as a regulated investment company under the Code may limit the Fund’s ability to invest in certain investments, especially commodity related investments, which may offer the potential to hedge against inflation, and any such investments may bear adversely on the Fund’s ability to so qualify. In addition, the Fund’s transactions in futures, swaps and other derivatives could also result in the Fund realizing more short-term capital gain and ordinary income (both subject to ordinary income tax rates) than otherwise would be the case if the Fund did not invest in such instruments. To the extent that the Fund invests in this manner, the realization of short-term gain and ordinary income may impact the amount, timing, and character of the Fund’s distributions to shareholders and the Fund’s after-tax returns.

Cyber Security Risk: As the use of technology has become more prevalent in the course of business, Lord Abbett and other service providers have become more susceptible to operational and information security risks. Cyber incidents can result from deliberate attacks or unintentional events and include, but are not limited to, gaining unauthorized access to electronic systems for purposes of misappropriating assets, PII or proprietary information (e.g., trading models and algorithms), corrupting data, or causing operational disruption, for example, by compromising trading systems or accounting platforms. Other ways in which the business operations of Lord Abbett, other service providers, or issuers of securities in which Lord Abbett invests a shareholder’s assets may be impacted include interference with a shareholder’s ability to value its portfolio, the unauthorized release of PII or confidential information, and violations of applicable privacy, recordkeeping and other laws. A shareholder and/or its account could be negatively impacted as a result.

While Lord Abbett has established internal risk management security protocols designed to identify, protect against, detect, respond to and recover from cyber security incidents, there are inherent limitations in such protocols including the possibility that certain threats and vulnerabilities have not been identified or made public due to the evolving nature of cyber security threats. Furthermore, Lord Abbett cannot control the cyber security systems of third party service providers or issuers. There currently is no insurance policy available to cover all of the potential risks associated with cyber incidents. Unless specifically agreed by Lord Abbett separately or required by law, Lord Abbett is not a guarantor against, or obligor for, any damages resulting from a cyber-security-related incident.

Operational Risk: The Fund is also subject to the risk of loss as a result of other services provided by Lord Abbett and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider; each of which may negatively affect the Fund’s performance. For example, trading delays or errors could prevent the Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a NAV for the Fund on a timely basis. Similar types of operational risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Business Continuity: Lord Abbett has developed a Business Continuity Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of an adverse incident impacting Lord Abbett, its affiliates, or the Fund. While Lord Abbett believes that the Program should enable it to reestablish normal business operations in a timely manner in the event of an adverse incident, there are inherent limitations in such programs (including the possibility that contingencies have not been anticipated and procedures do not work as intended) and under some circumstances, Lord Abbett, its affiliates, and any vendors used by Lord Abbett, its affiliates, or the Fund could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, acts of God, acts of governments, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. The Fund’s ability to recover any losses or expenses it incurs as a result of a disruption of business operations may be limited by the liability, standard of care, and related provisions in its contractual arrangements with Lord Abbett and other service providers.

Market Disruption and Geopolitical Risk: Geopolitical and other events (e.g., wars, terrorism or natural disasters) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of the Fund’s investments. Terrorist attacks or natural disasters could result in unplanned or significant securities market closures. Securities markets also may be susceptible to market manipulation (e.g., the manipulation of the LIBOR) or other fraudulent trading practices, which could disrupt the orderly functioning of markets, increase overall market volatility or reduce the value of investments traded in them, including investments of the Fund. Instances of fraud and other deceptive practices committed by senior management of certain companies in which the Fund invests may undermine Lord Abbett’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. Financial fraud also may impact the rates or indices underlying the Fund’s investments.

While the U.S. Government has always honored its credit obligations, a default by the U.S. Government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the European Union or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could adversely affect the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in the “Principal Risks” section of the prospectus will likely increase. Market disruptions, including sudden government interventions, can also prevent the Fund from implementing their investment strategies and achieving their investment objective. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

Valuation Risk: The valuation of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that accurately reflects their current market values or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at a NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Non-Diversification Risk: The Fund is “non-diversified,” which means that the Fund may invest a significant portion of its assets in the securities of a small number of issuers than a diversified fund. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Fund may be subject to increased economic, business or political risk to the extent that it invests a substantial portion of its assets in a particular currency, in a group of related industries, in a particular issuer, in the bonds of similar projects or in a narrowly defined geographic area outside the U.S.

Anti-Takeover Provisions

The Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Trustees are elected for indefinite terms and do not stand for reelection on a regular basis, although they may stand for reelection in connection with the election of another Trustee. A Trustee may be removed from office without cause only by a vote of two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of Shares. These voting thresholds are not required under Delaware or federal law. The anti-takeover provisions in the Declaration of Trust promote stability in the governance of the Fund and limit the risk that the Fund will be subject to changes in control, operational changes or other changes that may not be in the best interests of shareholders. However, these anti-takeover provisions may also inhibit certain changes of control that could benefit shareholders, such as by leading to improvements in Fund operations, by leading to increased returns of capital to shareholders or through other means. The Declaration of Trust, including the anti-takeover provisions contained therein, was considered and ratified by the Fund’s Board. See “Anti-Takeover and Other Provisions in the Declaration of Trust.”

MANAGEMENT OF THE FUND

Trustees and Officers

Pursuant to the Declaration of Trust and the Fund’s By-laws (the “By-laws”), the Board oversees the management of the business and affairs of the Fund. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board consists of nine Trustees, eight of whom are considered “independent persons” (as defined in the 1940 Act). The Trustees are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust. The SAI provides additional information about the Trustees.

Investment Adviser

The Fund’s investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $162.3 billion in assets across a full range of mutual funds, institutional accounts, and separately managed accounts, including $1.3 billion for which Lord Abbett provides investment models to managed account sponsors as of December 31, 2018. Subject to the supervision of the Board, Lord Abbett is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters.

Management Fee

Under the Management Agreement between Lord Abbett and the Fund, on behalf of the Fund, Lord Abbett is entitled to an annual management fee, payable on a monthly basis, at the annual rate of 1.25% of the Fund’s average daily net assets.

The Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, independent Trustees’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its Shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

A discussion regarding the considerations of the Board for approving the Management Agreement between Lord Abbett and the Fund will be included in the Fund’s semi-annual report to shareholders for the fiscal period ended June 30, 2019.

Administrative Services

Pursuant to an Administrative Services Agreement with the Fund, Lord Abbett provides certain administrative services such as Fund accounting, financial reporting, tax, shareholder servicing, technology, legal, compliance, and Blue Sky services.

Portfolio Managers

The Fund is managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector, and macroeconomic research and analysis. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Name	Since	Recent Professional Experience

Jeffrey D. Lapin	Inception (February 2019)

 Mr. Lapin joined Lord Abbett in 2012 as a portfolio manager for Lord Abbett’s taxable fixed-income strategies, and was named Partner in 2016. He began his career in the financial services industry in 1997. Previously, he was Managing Director and Head of European Market Credit Coverage at Post Advisory Group. His prior experience also includes serving as Partner, Co-Portfolio Manager at Tablerock Fund Management, LLC; Analyst at Avenue Capital Management, LLC; and Research Analyst at M.J. Whitman, Inc. He earned an AB from Georgetown University, an MBA from New York University’s Leonard N. Stern School of Business, and a JD from Northwestern University’s School of Law.

Kewjin Yuoh	Inception (February 2019)

 Mr. Yuoh joined Lord Abbett in 2010 as a portfolio manager for Lord Abbett’s taxable fixed-income strategies, and was named Partner in 2012. He began his career in the financial services industry in 1994. Prior to joining Lord Abbett, he was a Portfolio Manager of Structured Products at Sanford Bernstein; a Portfolio Manager of Agency Mortgage-Backed Securities at Credit Suisse Asset Management; and a Senior VP, Director of Fundamental Research for Liquid and Structured Products at AllianceBernstein. Mr. Yuoh earned a BS from Cornell University.

The portfolio management team has extensive experience investing in non-U.S. markets, including portfolio management responsibilities for dedicated global and emerging markets fixed income strategies. Lord Abbett also has established an Investment Council with respect to the Fund. The members of the Investment Council will provide advice and support to the Fund’s portfolio management team but are not themselves portfolio managers. Currently, the members of the Investment Council include: Manish Rajguru, Steven Rocco, Chris Gizzo, Adam Castle, Eric Kang, John Morton, Al Kurtz, and Annika Lombardi. The membership of the Investment Council may change from time to time.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and ownership of Fund shares by the portfolio managers.

Control Persons and Principal Holders of Securities

Shareholders beneficially owning 25% or more of outstanding Shares may be in control and may be able to affect the outcome of certain matters presented for a shareholder vote. As the Fund had not commenced operations as of the date of this prospectus, and except as noted below, the Fund does not know of any persons who own of record or beneficially 5% or more of the Fund’s Shares as of the date of this prospectus.

As of the date of this prospectus, the Fund could be deemed to be under control of Lord Abbett, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. For so long as Lord Abbett has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

Additional Information

The Trustees are generally responsible for overseeing the management of the Fund. The Trustees authorize the Fund to enter into service agreements with the Adviser, the Distributor, and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Fund. Shareholders are not intended to be third-party beneficiaries of such service agreements.

Neither this prospectus, the Fund’s SAI, any contracts filed as exhibits to the Fund’s registration statement, nor any other communications or disclosure documents from or on behalf of the Fund creates a contract between a shareholder of the Fund and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, other than pursuant to any rights under federal or state law. The Trustees may amend this prospectus, the SAI, and any other contracts to which the Fund is a party, and interpret the investment objective, policies, restrictions and contractual provisions applicable to the Fund without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Fund prospectus or SAI.

PLAN OF DISTRIBUTION

Lord Abbett Distributor LLC, is the principal underwriter and distributor of the Fund’s Shares pursuant to a distribution agreement (the “Distribution Agreement”) with the Fund. The Distributor, located at 90 Hudson Street, Jersey City, NJ 07302, is a broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is a wholly-owned subsidiary of Lord Abbett. The Distributor does not participate in the distribution of non-Lord Abbett managed products.

The Distributor acts as the distributor of Shares for the Fund on a best efforts basis pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund.

Shares of the Fund will be continuously offered through the Distributor. The Fund’s Shares are being offered initially at an offering price of $10 per share. As discussed below, the Fund may authorize one or more intermediaries (e.g., broker-dealers and other financial firms) to receive orders on its behalf. The Shares will be offered at NAV per share calculated each regular business day. Please see “Net Asset Value” below.

The Fund and the Distributor will have the sole right to accept orders to purchase Shares and reserve the right to reject any order in whole or in part.

No market currently exists for the Fund’s Shares. The Fund will not list its Shares for trading on any securities exchange. There is currently no secondary market for the Fund’s Shares and the Fund does not anticipate that a secondary market will develop for its Shares. Neither the Adviser nor the Distributor intends to make a market in the Fund’s Shares.

Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor and certain of the Distributor’s affiliates against certain liabilities, including certain liabilities arising under the Securities Act. To the extent consistent with applicable law, the Distributor has agreed to indemnify the Fund and each Trustee against certain liabilities under the Securities Act and in connection with the services rendered to the Fund.

Institutional Class

Institutional Class Shares of the Fund are offered in this prospectus. Institutional Class Shares are offered for investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class Shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Fund. Further information about Shares that are offered in conjunction with a retirement plan can be obtained directly from such retirement plan.

Servicing Arrangements

The Distributor may appoint one or more independent broker-dealers to sell Shares of the Fund and the Distributor or any such broker-dealer may transmit orders to the Fund or the Fund’s transfer agent. The Fund’s Shares may be available through such broker-dealers, or through banks, trust companies, insurance companies or other financial firms that have entered into shareholder servicing arrangements with respect to the Fund. A financial firm is one that, in exchange for compensation, sells, among other products, registered investment company shares (including the shares offered in this prospectus) or provides services for registered investment company shareholders.

These financial firms provide varying investment products, programs, platforms and accounts, through which investors may purchase Shares of the Fund. Shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular firm’s products, programs, platform and accounts. These financial firms may impose additional or different conditions than the Fund on purchases of Shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases of Shares in addition to any fees imposed by the Fund. These additional fees may vary and over time could increase the cost of an investment in the Fund and lower investment returns. Each financial firm is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases. Shareholders who are customers of these financial firms or participants in programs serviced by them should contact the respective financial firm for information regarding these fees and conditions.

Lord Abbett and/or its affiliates may make payments to financial firms for the shareholder services provided. These payments are made out of Lord Abbett resources, including the management fees paid to Lord Abbett under the Fund’s Investment Advisory Agreement. The actual services provided by these firms, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the financial firm and/or a percentage of the value of Shares held by investors through the firm. Please see the SAI for more information.

These payments may be material to financial firms relative to other compensation paid by the Fund, Lord Abbett and/or its affiliates and may be in addition to other fees and payments, such as distribution and/or service fees, revenue sharing or “shelf space” fees and event support, and other non-cash compensation paid to or at the request of such firms (described below). Also, the payments may vary from amounts paid to the Fund’s transfer agent for providing similar services to other accounts. Lord Abbett and/or its affiliates do not control these financial firms’ provision of the services for which they are receiving payments.

For further details about payments made by the Distributor to financial firms, please see the SAI.

Purchasing Shares

The following section provides basic information about how to purchase Shares of the Fund.

The Fund generally is not offered to investors resident outside the U.S.

Initial Purchases. Lord Abbett Distributor acts as an agent for the Fund to work with financial intermediaries that buy and sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors. Initial purchases of Fund shares may be made through any financial intermediary that has a sales agreement with Lord Abbett Distributor. Unless you are investing in the Fund through a retirement and benefit plan, fee-based program or other financial intermediary, you and your investment professional may fill out the application and send it to the Fund at the address below. To open an account through a retirement and benefit plan, fee-based program or other type of financial intermediary, you should contact your financial intermediary for instructions on opening an account.

Lord Abbett Credit Opportunities Fund
P.O. Box 219336
Kansas City, MO 64121

Please do not send account applications or purchase, exchange, or redemption orders to Lord Abbett’s offices in Jersey City, NJ.

Additional Purchases. You may make additional purchases of Fund shares by contacting your investment professional or financial intermediary. If you have direct account privileges with the Fund, you may make additional purchases by:

•	Telephone. If you have established a bank account of record, you may purchase Fund shares by telephone. You or your investment professional should call the Fund at 888-522-2388.
•

Online. If you have established a bank account of record, you may submit a request online to purchase Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to purchase Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, and the dollar amount you wish to purchase. Please include a check for the amount of the purchase, which may be subject to a sales charge. If purchasing Fund shares by mail, your purchase order will not be accepted or processed until such orders are received by the Fund at P.O. Box 219336, Kansas City, MO 64121.

•

Wire. You may purchase Fund shares via wire by sending your purchase amount to: UMB, N.A., Kansas City, routing number: 101000695, bank account number: 987800033-3, FBO: (your account name) and (your Lord Abbett account number). Specify the complete name of the Fund and the class of shares you wish to purchase.

Good Order. “Good order” generally means that your purchase request includes: (1) the name of the Fund; (2) the class of shares to be purchased; (3) the dollar amount of shares to be purchased; (4) your properly completed account application or investment stub; and (5) a check payable to the name of the Fund or a wire transfer received by the Fund. In addition, for your purchase request to be considered in good order, you must satisfy any eligibility criteria and minimum investment requirements applicable to the Fund and share class you are seeking to purchase. An initial purchase order submitted directly to the Fund, or the Fund’s authorized agent (or the agent’s designee), must contain: (1) an application completed in good order with all applicable requested information; and (2) payment by check or instructions to debit your checking account along with a canceled check containing account information. Additional purchase requests must include all required information and the proper form of payment (i.e., check or wired funds).

Initial and additional purchases of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your purchase request in good order. The Fund reserves the right to modify, restrict or reject any purchase order (including exchanges). All purchase orders are subject to acceptance by the Fund.

Investment Minimums

Initial Investment  Subsequent Investments

$1 million per account  None

The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The Fund or the distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion. The minimum initial investment may also be modified for the Trustees and certain employees (and their extended family members) of Lord Abbett and its affiliates. For these purposes, “extended family members” shall include such person’s spouse or domestic partner, as recognized by applicable state law, children, siblings, current brother/sister-in-laws, parents, and current father/mother-in-laws.

Other Purchase Information. Purchases of the Fund’s Institutional Class Shares will be made in full and fractional shares.

The Fund and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

In the interest of economy and convenience, certificates for shares will not be issued.

Signature Validation

When a signature validation is called for, a Medallion signature guarantee or Signature Validation Program (“SVP”) stamp will be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature Validation Program recognized by the Securities Transfer Association. Signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Fund may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact the Fund for additional details regarding the Fund’s signature validation requirements.

Signature validation cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the account application to effect transactions for the organization.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Fund, call the Fund at 888-522-2388. You will receive the additional copy within 30 days after receipt of your request by the Fund. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.

Acceptance and Timing of Purchase Orders

A purchase order received by the Fund or its designee prior to the NYSE Close, on a day the Fund is open for business, together with payment made in one of the ways described above will be effected at that day’s NAV plus any applicable sales charge. An order received after the NYSE Close will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the NYSE Close and communicated to the Fund or its designee prior to such time as agreed upon by the Fund and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Fund is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Fund reserves the right to treat such day as a business day and accept purchase orders in accordance with applicable law. In such cases, the Fund would accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Lord Abbett believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase requests. On any business day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, the Fund may close trading early. Purchase orders will be accepted only on days which the Fund is open for business.

The Fund and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund Shares. The sale of Shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors.

Verification of Identity

To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1. Name;

2. Date of birth (for individuals);

3. Residential or business street address; and

4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional Shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

PERIODIC REPURCHASE OFFERS

The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of your Shares, makes periodic offers to repurchase Shares. No shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s interval structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding common Shares, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a regular schedule. For these purposes, a “majority” of the Fund’s outstanding shares means the vote of the lesser of (1) 67% or more of the voting securities present at a shareholder meeting, provided that more than 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund regardless of whether such shareholders are present at the meeting (or represented by proxy). Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, subject to approval of the Board. The schedule requires the Fund to make repurchase offers every three months. The Fund expects to make its initial repurchase offer in June 2019 and to complete its initial repurchase in July 2019.

Repurchase Dates

The Fund will make quarterly repurchase offers every three months. As discussed below, the date on which the repurchase price for Shares is determined will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day).

Repurchase Request Deadline

When a repurchase offer commences, the Fund sends, at least twenty-one (21) days before the Repurchase Request Deadline, written notice to each shareholder setting forth, among other things:

•	The percentage of outstanding Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed.
•	The date on which a shareholder’s repurchase request is due.
•	The date that will be used to determine the Fund’s NAV applicable to the repurchase offer (the “Repurchase Pricing Date”).
•	The date by which the Fund will pay to shareholders the proceeds from their Shares accepted for repurchase.
•	The NAV of the Shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV.

•	The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.

•	The circumstances in which the Fund may suspend or postpone the repurchase offer.

This notice may be included in a shareholder report or other Fund document. The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. The repurchase price will be the NAV of the Fund as determined at the close of business on a date (the “Repurchase Pricing Date”) that will generally be the same date as the Repurchase Request Deadline, but that may be up to fourteen (14) calendar days following the Repurchase Request Deadline, or on the next business day if the fourteenth day is not a business day. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Determination of Repurchase Price and Payment for Shares

The Repurchase Pricing Date will generally occur on the same date as the Repurchase Request Deadline, but in all instances must occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to shareholders between one (1) and three (3) business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date. The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV is discussed below under “Net Asset Value.” During the period an offer to repurchase is open, shareholders may obtain the current NAV by visiting www.lordabbett.com or calling the Fund at 888-522-2388.

Repurchase Fee on Shares Repurchased within One Year of Purchase

The Fund may impose a repurchase fee of up to 2.00% on Shares accepted for repurchase by the Fund that have been held for less than one year although it does not currently intend to charge the repurchase fee. The repurchase fee will be retained by the Fund and is intended to compensate the Fund for expenses directly related to the repurchases. The repurchase fee is imposed on a first-in, first-out basis, which means that you will tender Shares in the order of their purchase. The Fund has elected not to impose the repurchase fee on repurchases of Shares acquired through the reinvestment of dividends and distributions.

Your financial adviser or other financial intermediary may charge service fees for handling Share repurchases. In such cases, there may be fees imposed by the intermediary on different terms (and subject to different exceptions) than those set forth above. Please consult your financial adviser or other financial intermediary for details.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act. The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (2) for any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Oversubscribed Repurchase Offers

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Trustees set for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund, which is currently expected to be 5% of the Fund’s outstanding Shares. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis.

If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

There is no assurance that you will be able to tender your Shares when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the repurchase payment deadline, or which mature by the repurchase payment deadline. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional Shares so as to mitigate these effects.

These and other possible risks associated with the Fund’s repurchase offers are described under “Principal Risks of Investment in the Fund–Repurchase Offers Risk” above. In addition, the repurchase of Shares by the Fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Tax Matters” below and in the SAI.

NET ASSET VALUE

The NAV of the Fund’s Shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of Shares outstanding.

Under normal circumstances, the NAV per Share is calculated as of NYSE Close on each day that the NYSE is open for trading by dividing the total net assets of the class by the number of shares of the class outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and on days when it observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NYSE may change its holiday schedule or hours of operation at any time.

Portfolio securities are valued at market value as of the NYSE Close. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the market closing price on the exchange or system on which they are principally traded on the valuation date. If there is no trading on the principal exchange or system on the valuation date, the closing price on the secondary exchange or system on which the security is most actively traded is used. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices are valuations supplied by broker-dealers or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to NYSE Close. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value. Securities for which prices or market quotations are not readily available are valued at fair market value under procedures approved by the Board, as described in this prospectus. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the exchange rates of such currencies against U.S. dollars provided by an independent pricing service as of the close of regular trading on the NYSE. If such exchange rates are not available, the rate of exchange will be determined in accordance with policies established by the Board.

DISTRIBUTIONS

Commencing with the Fund’s first dividend, the Fund intends to declare income dividends daily and distribute them to shareholders monthly at rates that reflect the past and projected net income of the Fund. Subject to applicable law, the Fund may fund a portion of its distributions with gains from the sale of portfolio securities and other sources. The dividend rate that the Fund pays on its Shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limitation the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by the Fund (including interest expenses on any reverse repurchase agreements, dollar rolls and borrowings and dividends payable on any preferred shares issued by the Fund). As portfolio and market conditions change, the rate of distributions on the Shares and the Fund’s dividend policy could change. For a discussion of factors that may cause the Fund’s income and capital gains (and therefore the dividend) to vary, see “Principal Risks of the Fund.” The Fund intends to distribute each year substantially all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund (after it pays accrued dividends on any outstanding preferred shares). To permit the Fund to maintain more stable distributions, the Fund’s distribution rates may be based, in part, on projections as to annual cash available for distribution and, therefore, the distributions paid by the Fund for any particular quarter may be more or less than the amount of cash available to the Fund for distribution for that quarterly period.

The Fund may distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund’s NAV and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s NAV.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of the Fund’s distributions during the reporting period, the Fund references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records, the Fund’s financial statements presented in accordance with generally accepted accounting principles (“U.S. GAAP”), and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding the Fund’s estimates and projections, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund might later report the final tax character of those distributions as including capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital.

The tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains (as reduced by any capital loss carry-forwards) for the relevant year. The amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in his or her Shares, with any amounts exceeding such basis treated as gain from the sale of Shares. In general terms, a return of capital would occur where a Fund distribution (or portion thereof) represents a return of a portion of your investment, rather than net income or capital gains generated from your investment during a particular period. A return of capital distribution is not taxable, but it reduces a shareholder’s tax basis in the Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of the Shares. The Fund will send shareholders detailed tax information with respect to the Fund’s distributions annually. See “Tax Matters.”

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more or less heavily than others of long-term capital gains currently eligible for favorable income tax rates.

Unless a shareholder elects to receive distributions in cash, all distributions of shareholders whose shares are registered with the plan agent will be automatically reinvested in additional Shares under the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”

Although it does not currently intend to do so, the Board may change the Fund’s distribution policy and the amount or timing of distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s dividend reinvestment plan (the “Plan”), all shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Shares by DST Systems, Inc., as agent for the shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan.

Shares received under the Plan will be issued to you at their NAV on the payment date; there is no sales or other charge for reinvestment. The number of full and fractional shares (carried to the third decimal place) that each shareholder receiving Shares will be entitled to receive is to be determined by dividing the total amount that he or she would have been entitled to receive had he or she elected to receive the dividend in cash by the NAV per share of such Shares as of the close of business of the NYSE on the payable dates, such full and fractional Shares to be credited to the accounts of such shareholders. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See “Tax Matters.”

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent by calling 888-522-2388 or by writing to Lord Abbett Credit Opportunities Fund, 210 W. 10th Street, Kansas City, MO 64105.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The following is a brief description of the anticipated capital structure of the Fund. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration of Trust and the Fund’s By-laws. The Declaration of Trust and By-laws are each exhibits to the registration statement of which this prospectus is a part.

The Fund is a Delaware statutory trust established under the laws of the State of Delaware by the Declaration of Trust. The Declaration of Trust provides that the Trustees may authorize separate series or classes of shares of beneficial interest of the Fund. Preferred shares may be issued in one or more series, with such rights as determined by the Board, by action of the Board without the approval of the shareholders.

The Declaration of Trust authorizes the issuance of an unlimited number of Shares. The Fund currently offers one class of Shares: Institutional Class. In the future, the Fund may offer additional Share classes, in addition to the Institutional Class, pending exemptive relief from the SEC, permitting multiple share classes, and subject to the terms and conditions thereof. The fees and expenses for the Fund are set forth in “Summary of Fund Expenses” above.

Shareholders will be entitled to the payment of dividends and other distributions when, as and if declared by the Board. All Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Fund’s Shares according to their respective rights.

The Fund does not intend to hold annual meetings of shareholders. If the Fund does hold a meeting of shareholders, Shares of the Fund entitle their holders to one vote for each Share held. Each fractional share shall be entitled to a proportionate fractional vote, except as otherwise provided by the Declaration of Trust, By-laws, or required by applicable law.

The Fund will send unaudited reports at least semiannually and audited financial statements annually to all of its shareholders.

The Shares are not, and are not expected to be, listed for trading on any national securities exchange nor is there expected to be any secondary trading market in the Shares.

The following table shows the amount of Shares of the Fund that were authorized and outstanding as of the date of this prospectus:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding Exclusive of Amount Shown Under (3)
Institutional Class Shares	Unlimited	0	$100,000

Although it has no present intention to do so, the Fund may determine in the future to issue preferred shares or other senior securities to add leverage to its portfolio. Any such preferred shares would have complete priority upon distribution of assets over the Shares.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION AND AGREEMENT OF TRUST

The Declaration of Trust and the By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status.

The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a vote of two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of Shares. These voting thresholds are not required under Delaware or federal law. The anti-takeover provisions in the Declaration of Trust promote stability in the governance of the Fund and limit the risk that the Fund will be subject to changes in control, operational changes or other changes that may not be in the best interests of shareholders.

The Declaration of Trust requires the affirmative vote of not less than seventy-five percent (75%) of the Shares of the Trust to approve, adopt or authorize an amendment to the Declaration of Trust that makes the Shares a “redeemable security” as that term is defined in the 1940 Act, unless such amendment has been approved by a majority of the Trustees then in office, in which case approval by the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, is required, notwithstanding any provisions of the By-laws. Upon the adoption of a proposal to convert the Trust from a “closed-end company” to an “open-end company”, as those terms are defined by the 1940 Act, and the necessary amendments to the Declaration of Trust to permit such a conversion of the Trust’s outstanding Shares entitled to vote, the Trust shall, upon complying with any requirements of the 1940 Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Trust and any national securities exchange.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the By-laws, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of the assumption of control of the Fund by a third party and/or the conversion of the Fund to an open-end investment company. The Trustees has considered the foregoing provisions and concluded that they are in the best interests of the Fund and its shareholders, including holders of the Shares.

The foregoing is qualified in its entirety by reference to the full text of the Declaration of Trust and the By-laws, both of which are on file with the SEC.

TAX MATTERS

This section summarizes some of the U.S. federal income tax consequences to U.S. persons of investing in the Fund; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of federal, state, local or non-U.S. income tax laws. Please see the SAI for additional information regarding the tax aspects of investing in the Fund.

Treatment as a Regulated Investment Company

The Fund intends to elect to be treated, and intends each year to qualify and be eligible to be treated, as a regulated investment company under the Code. A regulated investment company is not subject to U.S. federal income tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, thereby reducing the return on your investment.

Taxes on Fund Distributions

A shareholder subject to U.S. federal income tax will generally be subject to tax on Fund distributions. For U.S. federal income tax purposes, Fund distributions will generally be taxable to a shareholder as either ordinary income or capital gains. Fund dividends consisting of distributions of investment income generally are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of capital gains are determined by how long the Fund owned or is deemed to have owned the investments that generated the capital gains, rather than how long a shareholder has owned the Shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends generally will be treated as long-term capital gains includible in a shareholder’s net capital gains and taxed to individuals at reduced rates. The Fund does not expect a significant portion of its distributions to be treated as long-term capital gains. Distributions of net short-term capital gains in excess of net long-term capital losses generally will be taxable to you as ordinary income.

The Code generally imposes a 3.8% Medicare contribution tax on the “net investment income” of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and including net capital gains recognized on the sale, redemption or exchange of Shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s current and accumulated earnings and profits. In that case, the excess generally would be treated as return of capital and would reduce a shareholder’s tax basis in the applicable Shares, with any amounts exceeding such basis treated as gain from the sale of such Shares. A return of capital is not taxable, but it reduces a shareholder’s tax basis in the Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of the Shares.

Fund distributions are taxable to shareholders as described above even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid).

Certain Fund Investments

The Fund’s transactions in foreign currencies, foreign-currency denominated debt obligations, derivatives, short sales, or similar or related transactions could affect the amount, timing and character of distributions from the Fund, and could increase the amount and accelerate the timing for payment of taxes payable by shareholders. The Fund’s investments in certain debt instruments could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to sell or otherwise dispose of other investments in order to make required distributions).

Foreign Taxes

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. If, at the close of its taxable year, more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations or foreign governments, the Fund will be permitted to make an election under the Code that would allow shareholders a deduction or credit for foreign taxes. If the Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s yield on such investments. Even if the Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. In addition, the Fund’s investments in non-U.S.

securities (other than equity securities) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Taxes When you Dispose of Your Shares

Any gain resulting from the disposition of Shares that is treated as a sale or exchange for U.S. federal income tax purposes generally will be taxable to shareholders as capital gains for U.S. federal income tax purposes.

Shareholders who offer, and are able to sell all of the Shares they hold or are deemed to hold in response to a repurchase offer (as described above) generally will be treated as having sold their Shares and generally will recognize a capital gain or loss. In the case of shareholders who tender or are able to sell fewer than all of their Shares, it is possible that any amounts that the shareholder receives in such repurchase will be taxable as a dividend to such shareholder. In addition, there is a risk that shareholders who do not tender any of their Shares for repurchase, or whose percentage interest in the Fund otherwise increases as a result of the repurchase offer, will be treated for U.S. federal income tax purposes as having received a taxable dividend distribution as a result of their proportionate increase in the ownership of the Fund. The Fund’s use of cash to repurchase shares could adversely affect its ability to satisfy the distribution requirements for treatment as a regulated investment company. The Fund could also recognize income in connection with its sale or other disposal of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether such distribution requirements are satisfied.

Backup Withholding

The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he, she or it is not subject to such withholding.

CUSTODIAN AND TRANSFER AGENT

The primary custodian of the assets of the Fund is State Street Bank and Trust Company (the “Custodian”). The Custodian’s principal business address is One Lincoln Street, Boston, MA 02111. The Custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The Custodian may appoint domestic and foreign subcustodians from time to time to hold certain securities purchased by the Fund in foreign countries and to hold cash and currencies for the Fund. In accordance with the requirements of Rule 17f-5 under the 1940 Act, the Board has approved arrangements permitting the Fund’s foreign assets not held by the Custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, the Custodian performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates the Fund’s NAV.

DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105, serves as the Fund’s transfer agent and dividend disbursement agent, as well as agent for the Fund’s Dividend Reinvestment Plan.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP (“Deloitte”), 30 Rockefeller Plaza, New York, NY 10112, serves as independent registered public accounting firm for the Fund. Deloitte provides audit services, tax and other audit related services to the Fund.

LEGAL MATTERS

Certain legal matters will be passed on for the Fund by Ropes & Gray LLP, 1211 Avenue of the Americas, New York, NY 10036.

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Fund at: 888-522-2388.

By mail. Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet. Lord, Abbett & Co. LLC www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: http://www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-1520 or by sending your request electronically to publicinfo@sec.gov.

Additional Information:

More information on the Fund is available free upon request, including the following:

Annual and Semiannual Reports:

The Fund’s annual and semiannual reports will contain more information about the Fund’s investments and performance. The annual report also will include details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last  fiscal year. The reports will be available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

Statement of Additional Information (“SAI”):

The SAI provides more details about the Fund and its policies. A  current SAI is on file with the SEC and is incorporated by reference into (or legally considered part of) this prospectus. The SAI is available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Credit Opportunities Fund

Lord Abbett Credit Opportunities Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	(02/19)

Investment Company Act File Number: 811-23383

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Page
INVESTMENT OBJECTIVE, POLICIES, AND RISKS
INVESTMENT RESTRICTIONS
INVESTMENT ADVISORY AND OTHER SERVICES, FEES, AND EXPENSES
MANAGEMENT OF THE FUND
PORTFOLIO TRANSACTIONS
PROXY VOTING POLICY AND PROXY VOTING RECORD
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL COUNSEL
ADDITIONAL INFORMATION
FINANCIAL STATEMENTS

LORD ABBETT CREDIT OPPORTUNITIES FUND

Common Shares

Institutional Class Shares

Statement of Additional Information

February 14, 2019

Lord Abbett Credit Opportunities Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a non-diversified, closed-end management investment company that is operated as an “interval fund.”

This Statement of Additional Information (this “Statement of Additional Information”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated February 14, 2019, a copy of which may be obtained upon request and without charge by writing to the Fund at Lord Abbett Distributor LLC, 90 Hudson Street, Jersey City, NJ 07302 or by calling toll-free 888-522-2388 or by accessing the Fund’s website at www.lordabbett.com. The information on the website is not incorporated by reference into this Statement of Additional Information and investors should not consider it a part of this Statement of Additional Information. The prospectus, and other information about the Fund, is also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

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TABLE OF CONTENTS

1.	THE FUND	1-1
2.	INVESTMENT OBJECTIVE, POLICIES, AND RISKS	2-1
3.	INVESTMENT RESTRICTIONS	3-1
4.	INVESTMENT ADVISORY AND OTHER SERVICES, FEES, AND EXPENSES	4-1
5.	MANAGEMENT OF THE FUND	5-1
6.	PORTFOLIO TRANSACTIONS	6-1
7.	TAX MATTERS	7-1
8.	PROXY VOTING POLICY AND PROXY VOTING RECORD	8-1
9.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	9-1
10.	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	10-1
11.	LEGAL COUNSEL	11-1
12.	ADDITIONAL INFORMATION	12-1
13.	FINANCIAL STATEMENTS	13-1

1. THE FUND

The Fund is a non-diversified, closed-end management investment company that continuously offers its Shares and is operated as an “interval fund.” The Fund currently offers one class of Shares: Institutional Class. The Fund was formed on September 18, 2018 as a Delaware statutory trust.

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2. INVESTMENT OBJECTIVE, POLICIES, AND RISKS

This section provides further information on certain types of investments and investment techniques that the Fund may use and some of the risks associated with such investments and techniques. The composition of the Fund’s portfolio and the investments and techniques that the Fund uses in seeking its investment objective and employing its investment strategies will vary over time. The Fund may use the investments and techniques described below at all times, at some times, or not at all.

Duration. Duration is a measure of the expected life of a bond or other fixed income instrument on a present value basis. Duration incorporates the bond or other fixed income instrument’s yield, coupon interest payments, final maturity, and call features into one measure. Duration allows an investment adviser to make certain predictions as to the effect that changes in the level of interest rates will have on the value of the Fund’s portfolio of bonds or fixed income instruments. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations, and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility.

The Fund’s portfolio will have a duration that is equal to the weighted average of the durations of the bonds or other fixed income instruments in its portfolio. The longer the Fund’s portfolio’s duration, the more sensitive it is to interest rate risk. The shorter the Fund’s portfolio’s duration, the less sensitive it is to interest rate risk. For example, the value of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and the value of a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point.

Some securities may have periodic interest rate adjustments based upon an index such as the 90-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security’s price. With respect to securities with an interest rate adjustment period of one year or less, the Fund will, when determining average- weighted duration, treat such a security’s maturity as the amount of time remaining until the next interest rate adjustment.

Instruments such as securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and, therefore, have a shorter duration than would be implied by their stated final maturity. For purposes of determining the Fund’s average maturity, the maturities of such securities will be calculated based upon the issuing agency’s payment factors using industry accepted valuation models.

Borrowing Money. The Fund may borrow money or otherwise use financial leverage, as described more fully under “Leverage” in the prospectus.

Cash Management Practices. The Fund receives cash as a result of investments in the Fund’s shares, from the sale of the Fund’s investments, and from any income or dividends generated by its portfolio investments and may handle that cash in different ways. The Fund may maintain a cash balance pending investments in other securities, payment of dividends or repurchase consideration, or in other circumstances where the Fund’s portfolio management team believes additional liquidity is necessary or advisable. To the extent that the Fund maintains a cash balance, that portion of the Fund’s portfolio will not be exposed to the potential returns (positive or

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negative) of the market in which the Fund typically invests. The Fund may invest its cash balance in short-term investments, such as repurchase agreements.

Consistent with its investment objective, policies, and restrictions, however, the Fund also may invest in securities, such as exchange-traded funds (“ETFs”), or derivatives related to its cash balance. For example, the Fund may buy index futures with an aggregate notional amount that approximately offsets its cash balance to efficiently provide investment exposure while maintaining liquidity or accumulating cash pending purchases of individual securities. In addition, the Fund may buy or sell futures contracts in response to purchases of Fund shares or participation in repurchase offers in order to maintain market exposure consistent with the Fund’s investment objective and strategies. When investing in this manner, the Fund may maintain a net short position with respect to futures, but would segregate liquid assets to cover its net payment obligations.

These cash management practices are ancillary to, and not part of, the Fund’s principal investment strategies. As such, the Fund does not intend to invest substantially in this manner under normal circumstances.

Collateralized Loan Obligations and Other Collateralized Obligations. A collateralized loan obligation (“CLO”) is a type of structured product that issues securities collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans, and subordinate corporate loans. The underlying loans may be rated below investment grade by a rating agency. A CLO is not merely a conduit to a portfolio of loans; it is a pooled investment vehicle that may be actively managed by the collateral manager. Therefore, an investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment.

The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk- reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. Generally, the risks of investing in a CLO can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments. In addition to the general risks associated with fixed income securities and structured products discussed elsewhere in this Statement of Additional Information and in the prospectus, CLOs carry additional risks including but not limited to the following:

•	Subordination and Risk of Default: Lower tranche CLOs provide subordination and enhancement to higher tranches, and, therefore, lower tranches are subject to a higher risk of defaults in the underlying collateral. Although supported by the lower tranches, defaults or losses above certain levels could reduce or eliminate all current cash flow to the highest tranche and entail loss of principal. Among other things, defaults, downgrades, and principal losses with respect to CLO collateral can trigger an event of default under the terms of the CLO structure, which could result in the liquidation of the collateral and accelerate the payments of the Fund’s investments in the CLO, which may be at a loss.

•	Transparency Risk: Collateral managers of CLOs may actively manage the portfolio. Accordingly, the collateral and the accompanying risks underlying a CLO in which the Fund invests will change, and will do so without transparency. Therefore, the Fund’s investment in a CLO will not benefit from detailed or ongoing due diligence on the underlying collateral.

•	Credit Risk: CLO collateral is subject to credit and liquidity risks, as substantially all of the collateral held by CLOs will be rated below investment grade or be unrated. Because of the lack of transparency, the credit and liquidity risk of the underlying collateral can change without visibility to the CLO investors.
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•	Lack of Liquidity: CLOs typically are privately offered and sold, and, thus, are not registered under the federal securities laws and subject to transfer restrictions. As a result, the Fund may characterize investments in CLOs as illiquid. Certain securities issued by a CLO (typically the highest tranche) may have an active dealer market and, if so, the Fund may deem such securities to be liquid.

•	Interest Rate Risk: The CLO portfolio may have exposure to interest rate fluctuations as well as mismatches between the interest rate on the underlying bank loans and the CLO securities.

•	Prepayment Risk: CLO securities may pay earlier than expected due to defaults (triggering liquidation) or prepayments on the underlying collateral, optional redemptions, or refinancing, or forced sale in certain circumstances.

•	Documentation Risk: CLO documentation is highly complex and can contain inconsistencies or errors, creating potential risk and requiring significant interpretational expertise, disputes with issuers, or unintended investment results.

Other structured products in which the Fund may invest include collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), and collateralized mortgage obligations (“CMOs”). A CDO is a security backed by pools of corporate or sovereign bonds, bank loans to corporations, or a combination of bonds and loans, many of which may be unsecured. A CBO is an obligation of a trust or other special purpose vehicle backed by a pool of fixed income securities, which are often a diversified pool of securities that are high risk and below investment grade. These securities are collateralized by many different types of fixed income securities, including high-yield debt, trust preferred securities, and emerging market debt, which are subject to varying degrees of credit and counterparty risk. A CMO is a security that is collateralized by whole loan mortgages or mortgage pass- through securities. CMOs, CDOs and CBOs are structured similarly to CLOs and carry additional risks that include, but are not limited to, the risks of investing in CLOs described above and the risks associated with the pool of underlying securities. For more information about CMOs, please see “Collateralized Mortgage Obligations and Real Estate Mortgage Investment Conduits” below.

Convertible Securities. Convertible securities are preferred stocks or debt obligations that may be converted into or exchanged for shares of common stock (or cash or other securities) of the same or a different issuer at a stated price or exchange ratio. Convertible securities generally rank senior to common stock in a corporation’s capital structure but usually are subordinated to comparable non-convertible securities. A convertible security entitles the holder to receive a dividend or interest that generally is paid or accrued on the underlying security until the convertible security matures or is redeemed, converted, or exchanged. While convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, market prices of convertible securities may be affected by such dividend changes or other changes in the underlying securities. In addition, if the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. Alternatively, a convertible security may lose much or all of its value if the value of the underlying common stock falls below the conversion price of the security.

Convertible securities have both equity and fixed income risk characteristics. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible

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security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

Synthetic convertible securities are derivative instruments comprising two or more securities whose combined investment characteristics resemble a convertible security. A typical convertible security combines fixed income securities or preferred stock with an equity component, such as a warrant, which offers the potential to own the underlying equity security. The value of a synthetic convertible security may respond differently to market fluctuations than the value of a traditional convertible security in response to the same market fluctuations.

Credit Rating Agencies. Credit rating agencies are companies that assign credit ratings, which operate as a preliminary evaluation of the credit risk of a prospective debtor. Credit rating agencies include, but are not limited to, S&P, Moody’s, and Fitch. Credit ratings are provided by credit rating agencies that specialize in evaluating credit risk, but there is no guarantee that a highly rated debt instrument will not default or be downgraded. Credit ratings issued by these agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not evaluate the market risk and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only by Lord Abbett, the Fund’s investment adviser, as a preliminary indicator of investment quality. Lord Abbett may use any Nationally Recognized Statistical Rating Organization when evaluating investment quality. Each agency applies its own methodology in measuring creditworthiness and uses a specific rating scale to publish its ratings opinions. More information on credit rating agency ratings is located in Appendix B.

Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest and typically must repay the amount borrowed at the maturity of the instrument. Debt securities include, but are not limited to, bonds, debentures, government obligations, commercial paper, repurchase agreements, and pass-through instruments. A debt security is typically considered “investment grade” if it is rated BBB/Baa or higher by a rating agency or if Lord Abbett determines the security to be of comparable quality. For a discussion of the specific risks associated with debt securities not considered “investment grade,” please see “High-Yield or Lower-Rated Debt Securities” below.

Risks Affecting Debt Securities. Prices of debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk, extension risk, and spread risk.

When interest rates rise or the issuer’s or the counterparty’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities typically declines. Investments in debt securities may face a heightened level of interest rate risk, especially because the Federal Reserve Board has begun to raise rates after a period of historically low rates. While fixed income securities with longer final maturities often have higher yields than those with shorter maturities, their prices are usually more sensitive to changes in interest rates and other factors.

Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. If the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of debt securities issued by that issuer may decline. Spread risk is the potential for the value of the Fund’s debt security investments to fall due to the widening of spreads. Debt securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the

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yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for such greater credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns, or general reductions in risk tolerance.

Prepayment risk, also known as call risk, arises due to the issuer’s ability to prepay all or most of the debt security before the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk often is associated with mortgage securities where the underlying mortgage loans can be refinanced, although it also can be present in corporate or other types of bonds with call provisions. When a prepayment occurs, the Fund may be forced to reinvest in lower yielding debt securities. Extension risk is the chance that, during periods of rising interest rates, certain debt obligations will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. Extension risk generally is low for short-term bond funds, moderate for intermediate- term bond funds, and high for long-term bond funds.

Debt securities trade on an over-the counter (“OTC”) basis in which parties buy and sell securities through bilateral transactions. While the total amount of assets invested in debt markets has grown in recent years, the capacity for traditional dealer counterparties to engage in debt trading has not kept pace and has decreased, in part due to regulations and capital requirements applicable to these entities. As a result, because market makers provide stability to a market through their intermediary services, a significant reduction in dealer inventories has decreased liquidity and potentially could increase volatility in the debt markets. Such issues may be exacerbated during periods of economic uncertainty or market volatility.

Economic, political, and other events also may affect the prices of broad debt markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk, or spread risk.

Many debt securities use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s (“UK”) Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the debt securities or other instruments in which the Fund invests cannot yet be determined.

Depositary Receipts. The Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and similar depositary receipts. ADRs typically are trust receipts issued by a U.S. bank or trust company or other financial institution (a “depositary”) that evidence an indirect interest in underlying securities issued by a foreign entity and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are listed and traded in the United States. GDRs typically are issued by non-U.S. banks or financial institutions (a “foreign depositary”) to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity and deposited with the foreign depositary. Ownership of ADRs and GDRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. To the extent the Fund acquires depositary receipts through banks that do not have a contractual relationship to issue and service unsponsored depositary receipts with the foreign issuer of the underlying security underlying the depositary receipts, there is an increased possibility that the Fund will not become aware of, and, thus, be able to respond to, corporate actions such as stock splits or rights offerings involving the

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issuer in a timely manner. In addition, the lack of information may affect the accuracy of the valuation of such instruments. The market value of depositary receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the depositary receipts and the underlying securities are quoted. However, by investing in certain depositary receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the payment and delivery (“settlement”) period for purchases and sales.

Defaulted Bonds and Distressed Debt. Defaulted bonds are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. In the event of a default, the Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, and, in some cases, there may be no recovery of repayment. Further, defaulted bonds might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Workout or bankruptcy proceedings typically result in only partial recovery of cash payments or an exchange of the defaulted bond for other securities of the issuer or its affiliates. Often, the securities received are illiquid or speculative. Investments in securities following a workout or bankruptcy proceeding typically entail a higher degree of risk than investments in securities that have not recently undergone a reorganization or restructuring. Moreover, these securities can be subject to heavy selling or downward pricing pressure after the completion of a workout or bankruptcy proceeding. If the Fund’s evaluation of the anticipated outcome of an investment should prove inaccurate, the Fund could experience a loss. Such securities obtained in exchange may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets, and contingent interest obligations.

The Fund may hold securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). Defaulted bonds and distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. To the extent that the Fund holds distressed debt, that Fund will be subject to the risk that it may lose a portion or all of its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt. The prices of distressed bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than the prices of higher rated securities. During an economic downturn or substantial period of rising interest rates, distressed security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals, or to obtain additional financing. The Fund may invest in additional securities of a defaulted issuer to retain a controlling stake in any bankruptcy proceeding or workout. Even if the Fund invests in tax-exempt bonds, it may receive taxable bonds in connection with the terms of a restructuring deal, which could result in taxable income to investors. In addition, any distressed securities or any securities received in exchange for such securities may be subject to restrictions on resale. In any reorganization or liquidation proceeding, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.

Moreover, it is unlikely that a liquid market will exist for the Fund to sell its holdings in distressed debt securities.

Derivatives. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities, or to increase potential returns. Generally, derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and other assets, and related indices. Examples of derivative instruments the Fund may use include options contracts, futures contracts, options on futures contracts, forward currency contracts, structured notes, swap agreements, and credit derivatives. Derivatives may provide a cheaper, quicker, or more efficient or specifically focused way for the Fund to invest or to hedge

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than “traditional” securities would. The Fund’s portfolio management team, however, may decide not to employ some or all of these strategies. Similarly, suitable derivatives transactions may not be available or available on the terms desired, and derivatives transactions may not perform as intended. There is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost or notional value would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance. The Fund’s notional derivatives exposure and/or the percentage of total investment exposure may be greater than the total value of its assets, which would have the result of leveraging the Fund.

If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments (or not correlated as expected), or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions (referred to as “OTC derivatives”). Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, many OTC derivatives are not guaranteed by a clearing agency. Therefore, each party to an OTC derivative that is not centrally cleared bears the risk that the counterparty will default. Accordingly, Lord Abbett will consider the creditworthiness of counterparties to non-centrally cleared OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. OTC derivatives generally are less liquid than exchange-traded derivatives.

New requirements also may result in increased uncertainty about counterparty credit risk, and they also may limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization of collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit the Fund from exercising termination rights based on the financial institution’s insolvency. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Asset Coverage. The Fund will be required to “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC staff-approved measures (such as entering into offsetting transactions) to “cover” open positions with respect to certain kinds of derivatives. The amount and type of assets set aside will depend on the nature and type of the transaction, the Fund’s current and potential obligations under the transaction, and other factors considered by Lord Abbett, and

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may not equal the amount of the derivative’s full notional value. To the extent the Fund sets aside assets equal to only its net obligations under a derivative, the Fund may be employing leverage to a greater extent than if the Fund were to segregate assets equal to the full notional value of such transactions. The Fund reserves the right to modify its asset segregation policies in the future.

Regulatory and Market Considerations. New U.S. and non-U.S. rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions by, for example, making some types of derivatives no longer available to the Fund or making them less liquid. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Fund, because the Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency, or other challenges simultaneously), there is no assurance that they will achieve that result, and, in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.

Credit Derivatives. The Fund may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in certain market factors, such as credit spreads, can cause a decline in the value of a security, loan, or index. There are three basic transactional forms for credit derivatives: swaps, options, and structured instruments. The use of credit derivatives is a highly specialized activity that involves strategies and risks different from those associated with ordinary portfolio security transactions. If Lord Abbett is incorrect in its forecasts of default risks, market spreads, or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if Lord Abbett is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and, if no default occurs, with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged. If the Fund “writes” (sells) protection, it may be liable for the entire value of the security underlying the derivative.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, swaps, structured notes, and any combination of futures, options, swaps, currency, and interest rate transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of Lord Abbett, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions normally are entered into based on Lord Abbett’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination instead will increase such risks or hinder achievement of the portfolio management objective.

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Commodities. Commodities include assets that have tangible properties, such as oil, metals, and agricultural products. Commodity-linked derivative instruments include, for example, commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. These instruments provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. An investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. Use of leveraged commodity-linked derivatives creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value (“NAV”)), and there can be no assurance that the Fund’s use of leverage will be successful. Tax considerations and position limits established by the commodities exchanges may limit the Fund’s ability to pursue investments in commodity-linked derivatives.

Options on Securities and Securities Indices. The Fund may purchase call and put options and write covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period or at a specific date depending on the terms of the option. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period or at a specific date depending on the terms of the option. The Fund also may enter into “closing purchase transactions” in order to terminate its obligation to deliver the underlying security. A closing purchase transaction is the purchase of a call option (at a cost that may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it otherwise might have sold to protect against depreciation. Certain “European” options only permit exercise on the exercise date. Options that are not exercised or closed out before their expiration date will expire worthless.

A “covered call option” written by the Fund is a call option with respect to which the Fund owns the underlying security. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options, which it retains whether or not the option is exercised. However, the Fund also may realize a loss on the transaction greater than the premium received.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and, for some options, no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders, trading halts, or suspensions in one or more options. Similar events, or events that may otherwise interfere with the timely execution of customers’ orders, may recur in the future. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise, or it otherwise covers its position.

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The securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, Lord Abbett, and other funds advised by Lord Abbett may constitute such a group. These limits could restrict the Fund’s ability to purchase or write options on a particular security.

Specific Options Transactions. Examples of the types of options the Fund may purchase and sell include call and put options in respect of specific securities (or groups or “baskets” of specific securities) such as U.S. Government securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities), and Eurodollar instruments that are traded on U.S. or foreign securities exchanges or in the OTC market, or securities indices, currencies, or futures.

An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

The Fund may purchase and sell call and put options on foreign currencies. These options convey the right to buy or sell the underlying currency at a price that is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires. Successful use by the Fund of options and options on futures will be subject to Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies, or interest rates. To the extent Lord Abbett’s predictions are incorrect, the Fund may incur losses. The use of options also can increase the Fund’s transaction costs.

OTC Options. OTC options contracts (“OTC options”) differ from exchange-traded options in several respects. OTC options are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of the dealer or otherwise, in which event the Fund may experience material losses. Because there is no exchange, pricing normally is done by reference to information from the counterparty or other market participants.

In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any given time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, generally it can close out that option before its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, a put writer of an OTC option may be unable to sell the securities segregated to cover the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Foreign Currency Options. The Fund may take positions in options on foreign currencies. For example, if the Fund were to enter into a contract to purchase securities denominated in a foreign currency, it effectively could fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign

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currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. Option markets may be closed while non-U.S. securities markets or round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

The value of a foreign currency option depends on, among other factors, the value of the underlying currency, relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of the foreign currency. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

There can be no assurance that the Fund will be able to liquidate an option at a favorable price at any time before expiration. In the event of insolvency of the counterparty, the Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it had purchased in order to realize any profit.

Yield Curve Options. Options on the yield spread or differential between two securities are commonly referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent that was not anticipated.

Futures Contracts and Options on Futures Contracts. As discussed under “Cash Management Practices,” the Fund may buy and sell index futures contracts to manage cash. For example, the Fund may gain exposure to an index or to a basket of securities by entering into futures contracts rather than buying securities in a rising market.

In addition to investing in futures for cash management purposes, the Fund may engage in futures and options on futures transactions in accordance with its investment objective and policies, for example, to hedge risk or to efficiently gain desired investment exposure. Futures are standardized, exchange-traded contracts to buy or sell a specified quantity of an underlying reference instrument at a specified price at a specified future date. In most cases, the contractual obligation under a futures contract may be offset or “closed out” before the settlement date so that the parties do not have to make or take delivery. The Fund usually closes out a futures contract by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through an exchange, cancels the obligation to make or take delivery of the underlying reference instrument. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In the United States, a clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed

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with regard to all positions that remain open at the termination of the contract. Thus, each holder of such a futures contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty.

When the Fund enters into a futures contract or writes an option, it generally must deposit collateral or “initial margin” equal to a percentage of the contract value. Each day thereafter until the futures contract or option is closed out, matures, or expires, the Fund will pay or receive additional “variation margin” depending on, among other factors, changes in the price of the underlying reference instrument. When the futures contract is closed out, if the Fund experiences a loss equal to or greater than the margin amount, the Fund will pay the margin amount plus any amount in excess of the margin amount. If the Fund experiences a loss of less than the margin amount, the Fund receives the difference. Likewise, if the Fund experiences a gain, the Fund receives the margin amount and any gain in excess of the margin amount.

Although some futures contracts call for making or taking delivery of the underlying securities, commodities, or other assets, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, delivery month, and underlying security, asset, or index). Certain futures contracts may permit cash settlement. If an offsetting purchase price is less than the original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The Fund will also incur transaction costs.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, adverse changes in the currency exchange rate could eliminate any profits that the Fund might realize in trading and could cause the Fund to incur losses.

Futures contracts and options on futures contracts present substantial risks, including the following:

•	Unanticipated market movements may cause the Fund to experience substantial losses.

•	There may be an imperfect correlation between the change in the market value of the underlying reference instrument and the price of the futures contract.

•	The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

•	Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund’s NAV.

•	Because of low initial margin requirements, futures and options on futures trading involve a high degree of leverage. As a result, a relatively small price movement in a contract can cause substantial losses to the Fund.

•	There may not be a liquid secondary trading market for a futures contract or related options, limiting the Fund’s ability to close out a contract when desired.

•	The clearinghouse on which a futures contract or option on a futures contract is traded may fail to perform its obligations.
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CFTC Regulation. The U.S. Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) and the rules thereunder (“commodity interests”), or if a fund markets itself as providing investment exposure to such instruments. Lord Abbett has filed notices to claim an exclusion from the definition of the term “commodity pool operator” under the CEA for the Fund and, therefore, is not subject to registration or regulation as a CPO with regard to the Fund. To remain eligible for this exclusion, the Fund must comply with certain limitations, including limits on its ability to use any commodity interests and limits on the manner in which the Fund holds out its use of such commodity interests. These limitations may restrict the Fund’s ability to pursue its investment objectives and strategies, increase the costs of implementing its strategies, result in higher expenses for the Fund, and/or adversely affect the Fund’s total return.

Index and Interest Rate Futures Transactions. An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the prices of the securities that comprise the index at the opening of trading in such securities on the next business day.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund’s portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, for example, if the Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). However, if the market value of the portfolio were to increase, the Fund would lose money on the futures contracts. Stock index futures contracts are subject to the same risks as other futures contracts.

An interest rate future generally obligates the Fund to purchase or sell an amount of a specific debt security. Such purchase or sale will take place at a future date at a specific price established by the terms of the futures contract.

Structured Securities and Other Hybrid Instruments. Structured securities and other hybrid instruments are types of derivative securities whose value is determined by reference to changes in the value of specific securities, currencies, interest rates, commodities, indices, or other financial indicators (the “Reference Instrument”), or the relative change in two or more Reference Instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference Instrument. Structured securities may be positively or negatively indexed, so the appreciation of the Reference Instrument may produce an increase or decrease in the interest rate or value of the security at maturity.

Structured securities may present additional risks that are different from those associated with a direct investment in fixed income or equity securities; they may be more volatile, less liquid, and more difficult to price accurately and subject to additional credit risks. To the extent that it invests in structured securities, the Fund could lose more than the principal amount invested.

Structured securities and other hybrid instruments can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return. These instruments may not bear interest or pay dividends. As with other derivatives, the value of a hybrid instrument may be a multiple of a Reference Instrument and, as a result, may

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be leveraged and move (up or down) more steeply and rapidly than the Reference Instrument. These Reference Instruments may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional stock or bond. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.

Participation Notes. Participation notes (“P-notes”), which are a type of structured security, are instruments that may be used by the Fund to provide exposure to equity or debt securities, currencies, or markets. P-notes are typically used when a direct investment in the underlying security is either unpermitted or restricted due to country-specific regulations or other restrictions. Generally, local banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. P-notes are similar to depositary receipts except that: (1) broker-dealers, not U.S. banks, are depositories for the securities; and (2) noteholders may remain anonymous to market regulators.

The price, performance, and liquidity of the P-note are all linked directly to the underlying securities. If a P-note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying security or instrument that they seek to replicate. The foreign investments risk associated with P-notes is similar to those of investing in depositary receipts. However, unlike depositary receipts, P-notes are subject to counterparty risk based on the uncertainty of the counterparty’s (i.e., the broker’s) ability to meet its obligations.

In addition to providing access to otherwise closed or restricted markets, P-notes also can provide a less expensive option to direct investment, where ownership by foreign investors is permitted, by reducing registration and transaction costs in acquiring and selling local registered shares. P-notes can offer greater liquidity in markets that restrict the ability of the Fund to dispose of an investment by either restricting transactions by size or requiring registration and/or regulatory approvals.

Additionally, while P-notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a P-note will be willing to repurchase such instrument when the Fund wishes to sell it. Therefore, the Fund may be exposed to the risks of mispricing or improper valuation.

Swaps. The Fund may enter into interest rate, equity index, credit default, currency, Consumer Price Index (“CPI”), total return, municipal default, and other types of swap agreements. The Fund may also enter into swaptions (options on swaps). A swap transaction involves an agreement between two parties to exchange different types of cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities, currencies, or indices. The Fund may enter into

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OTC swap transactions and may also enter into swaps that are traded on exchanges and are subject to central clearing. OTC swaps are subject to the credit risk of the counterparty, as well as the risks associated with the swap itself.

Specific Types of Swaps. In an interest rate swap, the Fund may agree to either make or receive payments that are equivalent to a fixed rate of interest on the specified notional amount in exchange for payments that are equivalent to a variable rate of interest (based on a specified index) on the same notional amount. Interest rate swaps may enable the Fund to either increase or reduce its interest rate risk or adjust the duration of its bond portfolio.

In a credit default swap, one party agrees to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other “credit event” relating to the issuers of the specified bond or debt. In such transactions, the first party effectively acquires protection from default by the issuer. The Fund also may be the protection buyer or seller in a credit default swap.

Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.

A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments generally are based on a notional amount of principal. Some CPI swaps are on a zero coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. The Fund also may enter into CPI swaps on a year-over-year basis, in which one party pays an annual fixed rate on some notional amount at specified intervals (e.g., monthly, annually, etc.), while the other party pays the annual year-over-year inflation rate at specified intervals.

In a total return swap, the Fund may agree to make payments in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index, or other asset, as well as payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to its counterparty. The Fund also may be the seller of a total return swap, in which case it would receive premium payments and an amount equal to any decline in value of the underlying asset over the term of the swap, but it would be obligated to pay its counterparty an amount equal to any appreciation.

In a municipal default swap, the Fund agrees to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other “credit event” relating to the issuers of the debt. In such transactions, the Fund effectively acquires protection from the municipal default swap counterparty from decreases in the creditworthiness of the debt issuers. In addition to investing in municipal default swaps, the Fund also may invest in an index whose underlying (or reference) assets are municipal default swaps.

The Fund also may purchase and write options contracts on swaps, commonly known as “swaptions.” A swaption is an option to enter into a swap agreement. As with other types of options, the buyer of a swaption pays a non- refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed upon terms. The seller of a swaption receives the premium in exchange for the obligation to enter into the agreed upon underlying swap if the option is exercised.

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The Fund also may purchase or sell interest rate caps, floors, and collars. The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate. The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate. A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

Additional Risks Associated with Swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of the interest rates, currency exchange rates, or market values, or its assessments of the credit risks, the investment performance of the Fund may be less favorable than it would have been if the Fund had not entered into them. Because many of these arrangements are bilateral agreements between the Fund and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Fund. The Fund’s obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Fund is required to make exceeds the value of the payments that its counterparty is required to make. Conversely, the Fund requires its counterparties to provide collateral on a comparable basis, except in those instances in which Lord Abbett is satisfied with the claims-paying ability of the counterparty without such collateral.

Future Developments. The Fund may take advantage of opportunities in options, futures contracts, options on futures contracts, and any other derivatives, including derivatives that are not presently contemplated for use by the Fund and derivatives that are not currently available but that may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund.

Equity Securities. Equity securities generally represent equity or ownership interests in an issuer. These include common stocks, preferred stocks, convertible preferred stocks, warrants, and similar instruments. The value of equity securities fluctuates based on changes in a company’s financial condition, and on market, economic, and political conditions, as well as changes in inflation and consumer demand.

Common Stocks. Common stocks represent an ownership interest in a company. The prices of common stocks generally fluctuate more than the prices of other securities and reflect changes in, among other things, a company’s financial condition and in overall market, economic, and political conditions, changes in inflation, and consumer demand. A company’s common stock generally is a riskier investment than its fixed income securities, and it is possible that the Fund may experience a substantial or complete loss on an individual equity investment.

Preferred Stocks. Preferred stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. These stocks represent an ownership interest and provide the holder with claims on the issuer’s earnings and assets, which generally come before common stockholders but after bond holders and other creditors. The obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer. Investments in preferred stock are also subject to market and liquidity risks.

The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.

Warrants and Rights. Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants are options to buy from the issuer a stated number of

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shares of common stock at a specified price, usually higher than the market price at the time of issuance, until a stated expiration date. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer, usually at a price below the initial offering price of the common stock and before the common stock is offered to the general public. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights may be transferable. The value of a warrant or right may not necessarily change with the value of the underlying securities. The risk of investing in a warrant or a right is that the warrant or the right may expire before the market value of the common stock exceeds the price specified by the warrant or the right. If not exercised before their stated expiration date, warrants and rights cease to have value and may result in a total loss of the money invested. Investments in warrants and rights are considered speculative.

Foreign Currency Transactions. The Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency for investment purposes.

The Fund also may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies or may invest in securities that trade in, or receive revenues in, foreign currencies. To the extent the Fund invests in such currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Foreign currency exchange rates may fluctuate significantly over short periods of time. Fund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in depositary receipts or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies also are subject to the risks described under “Foreign Currency Risk” in the Fund’s prospectus, such as inflation, interest and taxation rates, budget deficits and low savings rates, political factors, and government control.

The Fund may engage in “spot” (cash or currency) transactions and also may use forward contracts. A forward contract on foreign currencies involves obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts typically are traded in the OTC derivatives market and entered into directly between financial institutions or other currency traders and their customers.

The Fund may enter into forward contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. If the transaction went as planned, the Fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar, or to shift the Fund’s exposure to

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foreign currency fluctuations from one country to another. For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the former foreign currency. This investment practice generally is referred to as “cross-hedging” if two non- U.S. currencies are used. However, the Fund’s foreign currency transactions are not limited to transactions that involve a sale or purchase of a security.

The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts. On the delivery date, a forward contract can be settled by physical delivery.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable.

Types of Forward Contracts. The Fund also may enter into currency forward contracts that are contractually required to, or may, settle in cash, including non-deliverable currency forward contracts (“NDFs”). Cash-settled currency forward contracts, including NDFs, generally require the netting of the parties’ liabilities. Under a cash- settled forward contract that requires netting, the Fund or its counterparty to the contract is required only to deliver a cash payment in the amount of its net obligation in settlement of the contract. Forward contracts are marked-to-market on a daily basis, and the Fund may be required to post collateral to a counterparty pursuant to the terms of a forward contract if the Fund has a net obligation under the contract. Likewise, the Fund may be entitled to receive collateral under the terms of a forward contract if the counterparty has a net obligation under the contract. A forward contract generally requires the delivery of initial margin by the Fund. Currency forward contracts, including NDFs, typically have maturities of approximately one to three months but may have maturities of up to six months or more.

The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period, and the market conditions then prevailing. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund

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owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Foreign Securities. Investment in foreign securities may involve special risks that typically are not associated with investments in U.S. securities. Foreign investment risks may be greater in developing and emerging markets than in developed markets. The risks associated with foreign securities include, among other things, the following:

•	The prices of foreign securities may be adversely affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities, and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the U.S. dollar value of the portfolio security. Currency exchange rates may fluctuate significantly over short periods of time, for a number of reasons.

•	Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the United States.

•	Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

•	Issuers of non-U.S. securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers, and the Fund may be affected by delayed settlements in some non-U.S. markets. Additionally, there may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

•	There generally is less government regulation of foreign markets, companies, and securities dealers than in the United States. Consequently, the investor protections that are in place may be less stringent than in the United States.

•	Foreign securities markets may have substantially less trading volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

•	With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability, diplomatic developments, or the imposition of economic sanctions, or other government restrictions that could adversely affect investments tied economically to those countries.

Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issues in another market, country or region. Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. In addition, voters in the United Kingdom recently voted to leave the European Union (“EU”), creating economic and political uncertainty with respect to, among other things, the timing

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of the UK’s withdrawal from the EU and the effects such withdrawal will have on the Euro, European economies, and the global markets.

Emerging Markets. The risks described above apply to an even greater extent to investments in emerging markets, which may be considered speculative. Emerging markets may develop unevenly or may never fully develop and are more likely to experience hyperinflation and currency devaluations, which may be sudden and significant. In addition, the securities and currencies of many of emerging market countries may have far lower trading volumes and less liquidity than those of developed nations. If the Fund’s investments need to be liquidated quickly, the Fund could sustain significant transaction costs.

Securities and issuers in emerging countries tend to be subject to less extensive and frequent accounting, financial, and other reporting requirements than securities and issuers in more developed countries. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. Further, investing in securities of issuers located in certain emerging market countries may present a greater risk of loss resulting from problems in security registration and custody.

Many emerging market countries have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to foreign investment than those of more developed countries, such as expropriation, confiscatory taxation, and nationalization of assets and securities. Certain emerging market countries also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious, and racial conflicts, and the imposition of economic sanctions or other measures by the United States or other governments. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may, in turn, diminish the value of their currencies. If a company’s economic fortunes are linked to emerging markets, then a security it issues generally will be subject to these risks even if the security is principally traded on a non-emerging market exchange.

High-Yield or Lower-Rated Debt Securities. Debt securities are typically considered “non-investment grade” (also referred to as “high-yield debt securities,” “lower-rated debt securities,” or “junk bonds”) if they are rated Ba1 or lower by Moody’s and BB+ or lower by S&P or Fitch or instruments comparably rated by other rating agencies, or in unrated instruments determined by Lord Abbett to be of comparable quality. At any given time and from time to time substantially all of the Fund’s portfolio may consist of high yield (or below investment grade) debt securities. Non-investment grade debt securities may pay a higher yield, but entail greater risks, than investment grade debt securities, and are considered speculative. When compared to investment grade debt securities, high-yield debt securities:

•	have a higher risk of default and their prices can be much more volatile due to lower liquidity;

•	tend to be less sensitive to interest rate changes;

•	are susceptible to negative perceptions of the junk markets generally; and

•	pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower yielding bonds.

The risk of loss from default for the holders of high-yield debt securities is significantly greater than is the case for holders of other debt securities because such high-yield securities generally are unsecured, often are subordinated to the rights of other creditors of the issuers of such securities, and are issued by issuers with weaker financials.

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An economic downturn could severely affect the ability of highly leveraged issuers of junk bond investments to service their debt obligations or to repay their obligations upon maturity. If an issuer of high-yield securities in which the Fund is invested defaults, the Fund may incur additional expenses to seek recovery. Investment by the Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue for such securities. Even if such securities are held to maturity, the Fund’s recovery of its initial investment and any anticipated income or appreciation is uncertain. The Fund may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Fund in respect of accrued interest income on securities that are subsequently written off, even though the Fund has not received any cash payments of such interest.

Because the risk of default is higher among high-yield debt securities, Lord Abbett’s research and analysis are important factors in the selection of such securities. Through portfolio diversification, good credit analysis, and attention to current developments and trends in interest rates and economic conditions, the Fund seeks to reduce this risk. There can be no assurance, however, that this risk will, in fact, be reduced and that losses will not occur.

The secondary market for high-yield debt securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower-rated securities generally is lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments when needed for repurchase obligations or other liquidity needs. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of lower-rated securities in its portfolio. Legislative and regulatory developments such as those discussed under “Debt Securities” above have adversely affected the secondary market for high-yield debt securities and the financial condition of issuers of these securities.

High-yield debt securities also present risks based on payment expectations. High-yield debt securities frequently contain “call” or buy-back features that permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, the Fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors.

Factors having an adverse impact on the market value of high-yield securities will have an adverse effect on the Fund’s NAV to the extent the Fund holds such investments. In addition, in order to satisfy repurchase obligations, the Fund may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of its portfolio and increasing its exposure to the risks of high-yield securities.

Illiquid Securities. An illiquid security is a security that the Fund reasonably expects cannot be sold or disposed of in then-current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Illiquid securities include, but are not limited to:

•	securities that are not readily marketable;

•	certain municipal leases and participation interests;
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•	repurchase agreements and time deposits with a notice or demand period of more than seven days;

•	certain structured securities and certain defaulted securities; and

•	certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act, as amended (“the 1933 Act”) (“144A Securities”) and is liquid.

The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. The amount of the discount from the prevailing market price varies depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities (if needed), and prevailing supply and demand conditions.

The Fund may not be able to readily liquidate its investment in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. In this event, illiquid securities would become an increasingly larger percentage of the Fund’s portfolio. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its NAV.

144A Securities. The Fund also may invest in illiquid securities that are governed by Rule 144A under the 1933 Act. These securities may be resold under certain circumstances to other institutional buyers. Specifically, 144A Securities may be resold to a qualified institutional buyer (“QIB”) without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that QIBs become, for a time, uninterested in purchasing these securities. 144A Securities may be treated as liquid under procedures approved by the Board of the Fund. Because of the resale restrictions in 144A Securities, there is a greater risk that they will become illiquid than securities registered with the SEC.

Inflation-Indexed Securities. Inflation-indexed securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury (“TIPS”) have maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of the inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation- adjusted principal and the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal amount of the bond repaid at maturity may be less than the original principal amount. Other types of inflation-indexed bonds may be adjusted in response to changes in the rate of inflation by different mechanisms (such as by changes in the rates of interest paid on their principal amounts).

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The values of inflation-indexed bonds are expected to change in response to changes in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these securities, if held to maturity, are expected to be protected to some extent from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates or an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic inflation adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government generally are adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Initial Public Offerings (“IPOs”). IPOs are new issues of equity and fixed income securities. IPOs have many of the same risks as small company stocks and bonds. IPOs do not have trading history, and information about the company may be available only for recent periods. The Fund’s purchase of shares or bonds issued in IPOs also exposes it to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share and bond prices of newly priced companies have fluctuated in significant amounts over short periods of time. The Fund may be limited in the quantity of IPO and secondary offering shares and bonds that it may buy at the offering price, or the Fund may be unable to buy any shares or bonds of an IPO or secondary offering at the offering price. The Fund’s investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Fund makes more limited, or no, investments in IPOs. As the size of the Fund increases, the impact of IPOs on the Fund’s performance generally would decrease; conversely, as the size of the Fund decreases, the impact of IPOs on the Fund’s performance generally would increase.

Investments in Other Investment Companies. Subject to the limitations prescribed by the 1940 Act, the Fund may invest in other investment companies, including, but not limited to, money market funds, ETFs, closed-end funds, and other pooled vehicles. These limitations prohibit the Fund from acquiring more than 3% of the voting shares of any one other investment company, and prohibit the Fund investing more than 5% of its total assets in the securities of any one other investment company or more than 10% of its total assets in securities of other investment companies in the aggregate. The percentage limitations above apply to investments in any investment company. (However, pursuant to certain SEC rules, these percentage limitations do not apply to the Fund’s investments in certain registered money market funds.) The Fund’s investments in another investment company will be subject to the risks of the purchased investment company’s portfolio securities. The Fund’s shareholders must bear not only their proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the other investment company.

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ETFs. ETFs are investment companies whose shares are listed on a securities exchange and trade like a stock throughout the day. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs are actively managed (i.e., they do not seek to replicate the performance of a particular index). Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying common stock investments of the ETF and, consequently, the value of the ETF. Moreover, the market value of the ETF may differ from the value of its portfolio holdings because the market for ETF shares and the market for underlying securities are not always identical. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF’s operating expenses and transaction costs, among other things. Similar to investments in other investment companies, the Fund’s shareholders must bear not only their proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the ETF.

Other Risks. The Fund may invest in foreign countries through investment companies, including closed-end funds. Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment companies that have been specifically authorized to make such foreign investments. These investments are subject to the risks of investing in foreign (including emerging market) securities.

Because closed-end funds do not issue redeemable securities and, thus, do not need to maintain liquidity to meet daily shareholder redemptions, such funds may invest in less liquid portfolio securities. Moreover, the Fund’s investment in a closed-end fund is exposed to the risk that a secondary market for such shares may cease to exist. Accordingly, the Fund’s investment in closed-end fund shares is subject to increased liquidity risk.

Leverage. The Fund may opportunistically add leverage to its portfolio by utilizing instruments such as reverse repurchase agreements, credit default swaps, dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio.

The net proceeds the Fund obtains from credit default swaps, reverse repurchase agreements, dollar rolls or other forms of leverage utilized will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. The 1940 Act generally prohibits the Fund from engaging in most forms of leverage (including the use of reverse repurchase agreements, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33⅓% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to

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declare any cash dividend or other distribution on Shares unless, at the time of such declaration, this asset coverage test is satisfied.

The Fund may (but is not required to) cover its commitments under reverse repurchase agreements, dollar rolls, derivatives and certain other instruments by the segregation of liquid assets, or by entering into offsetting transactions or owning positions covering its obligations. To the extent that the Fund maintains segregated assets or otherwise covers certain of these instruments, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 1940 Act 300% asset coverage requirement otherwise applicable to forms of leverage used by the Fund. However, reverse repurchase agreements, dollar rolls and other such instruments, even if covered, may represent a form of economic leverage and create special risks. The use of these forms of leverage may increase the volatility of the Fund’s investment portfolio and could result in larger losses to shareholders than if these strategies were not used. To the extent that the Fund engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default under the agreement governing a leverage facility.

Leveraging is a speculative technique and there are special risks and costs involved. There is no assurance that the Fund will utilize credit default swaps, reverse repurchase agreements, dollar rolls or borrowings, issue preferred shares or utilize any other forms of leverage (such as the use of derivatives strategies). If used, there can be no assurance that the Fund’s leveraging strategies will be successful or result in a higher yield on your Shares. When leverage is used, the net asset value of the Shares and the yield to shareholders will be more volatile. In addition, interest and other expenses borne by the Fund with respect to its use of reverse repurchase agreements, dollar rolls, borrowings or any other forms of leverage are borne by the shareholders and result in a reduction of the net asset value of the Shares.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require the Fund to reduce its use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the 1940 Act, which could adversely affect the value or performance of the Fund and the Shares.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

Mortgage-Related and Other Asset-Backed Securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, since debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, mortgage-related securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale of the underlying property, refinancing, or foreclosure, net of fees or costs that may be incurred. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income or debt securities. The timing and level of prepayments is unpredictable. A predominant factor affecting the prepayment rate on a pool of

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mortgage loans is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates. Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by the Fund are likely to be greater during a period of declining mortgage interest rates. When the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments should increase current income and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, with the result that the average life of mortgage pass-through securities held by the Fund may be lengthened (maturity extension risk). This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the price and yield volatility of mortgage- related securities held by the Fund. In the past, in certain market environments, the value and liquidity of many mortgage pass-through securities declined sharply. There can be no assurance that such declines will not recur. Investments in mortgage-backed securities may be subject to a high degree of credit risk, valuation risk, and liquidity risk. These risks may be even higher with mortgage pass-through securities supported by subprime mortgages.

Guarantors of Mortgage-Backed Securities. The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors of securities not backed by the full faith and credit of the U.S. Government include Fannie Mae and Freddie Mac. Both are government sponsored corporations owned entirely by private stockholders. In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its mortgage-backed securities. No assurance can be given that these arrangements will continue, and it is possible that these entities will not have the funds to meet their payment obligations in the future. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Fund cannot predict what legislation, if any, may be proposed in the future in Congress regarding such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the liquidity and value of the Fund’s portfolio. Government-related guarantors may also issue Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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Private Mortgage-Backed Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non- governmental issuers generally offer a higher rate of interest than government and government-related pools because they are not guaranteed by any government or agency. In addition, mortgage-related securities issued by these non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government and government-related issuers. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place another qualifying mortgage loan. Such a repurchase or substitution obligation may constitute the sole remedy available for the material breach of any such representation or warranty by the seller or servicer. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. These securities may be illiquid.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political, or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations and Real Estate Mortgage Investment Conduits (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more often collateralized by portfolios of mortgage pass-through securities and their income streams. Some CMOs are directly supported by other CMOs, which, in turn, are supported by mortgage pools.

CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. The differing structures of CMO classes may create a wide variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the

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CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and, in some instances, reduced liquidity of the CMO class. A risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

Securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, or its agencies and instrumentalities.

New types of CMO tranches have evolved and will likely continue to evolve. For example, CMOs may include floating rate CMOs, inverse floating rate CMOs, parallel pay CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these newer structures, certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS. CMOs may include real estate investment conduits, which are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. They are typically not backed by any government or government agency or instrumentality.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

Mortgage dollar rolls are instruments in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon, and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase.

The Fund is generally subject to the risks associated with the purchased security, such as credit risk and interest rate risk. In addition, if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument that the Fund is required to repurchase

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may be worth less than an instrument that the Fund originally held. Successful use of mortgage dollar rolls will depend upon Lord Abbett’s ability to manage the Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls.

To Be Announced (“TBA”) Sale or Purchase Commitments. The Fund may enter into TBA sale commitments to sell mortgage-backed securities that it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the Fund’s valuation procedures. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). Recently finalized FINRA rules include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Fund to lose money. The value of a PO class generally increases as interest rates decline and prepayment rates rise. Some IOs and POs are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and, thus, will not protect investors in all circumstances. The price of these securities typically is more volatile than that of coupon-bearing bonds of the same maturity.

Other Asset-Backed Securities. The Fund, in accordance with its investment objectives and policies, may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts, and personal property. In addition to prepayment and extension risks, these securities present credit risks that are not inherent in mortgage-related securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables generally are unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In

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addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

Credit-Linked Notes (“CLNs”). The Fund may invest in CLNs. CLNs are privately negotiated obligations whose returns are linked to the returns of one or more designated securities or other instruments that are referred to as “reference securities.” A CLN is generally issued by one party, typically a trust or a special purpose vehicle, with investment exposure or risk that is linked to a second party. The CLN’s price or coupon is linked to the performance of the reference security of the second party.

The Fund has the right to receive periodic interest payments from the CLN issuer at an agreed upon interest rate and, if there has been no default or other applicable declines in credit quality, a return of principal at the maturity date. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will generally receive an amount equivalent to the recovery rate. The Fund also is exposed to the credit risk of the CLN issuer up to the full CLN purchase price, and CLNs are often not secured by the reference securities or other collateral. CLNs are also subject to the credit risk of the reference securities. If a reference security defaults or suffers certain other applicable declines in credit quality, the Fund may, instead of receiving repayment of principal, receive the security that has defaulted.

As with most derivative investments, valuation of a CLN may be difficult due to the complexity of the security. The market for CLNs may suddenly become illiquid. The other parties to the transactions may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in CLN prices. In certain cases, a CLN’s market price may not be available or the market may not be active.

Other Risks of Mortgage-Backed and Asset-Backed Securities. Mortgage-backed, mortgage-related, and other asset-backed securities are subject to risks in addition to those described above. These securities are often extremely complex and their documentation may be unclear, ambiguous, or poorly understood, which could lead to a misunderstanding or incorrect application of the securities’ terms, and may also lead to disputes. More junior securities are often illiquid and hard to value, and even senior securities may become so during periods of market stress or if there are issues relating to the underlying collateral. Regulatory issues relating to the underlying collateral may have unforeseen effects on the value of the securities and may cause them to decrease in value. In addition, servicers or trustees may not always act in the best interests of the holders of securities or of certain tranches of securities.

Municipal Bonds. In general, municipal bonds are debt obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, Puerto Rico, Guam, and their political subdivisions, agencies, and instrumentalities. Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. They may be used, for example, to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term “municipal bonds” may include certain types of “private activity” bonds, including industrial development bonds issued by public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity, or sewerage or

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solid waste disposal. Under the Tax Reform Act of 1986, as amended, substantial limitations were imposed on new issues of municipal bonds to finance privately operated facilities.

From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might have a negative impact on the value of those bonds.

The two principal classifications of municipal bonds are “general obligation” and limited obligation or “revenue” bonds. General obligation bonds are secured by the pledge of the faith, credit, and taxing authority of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are not backed by the credit and taxing authority of the issuer, and are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.

Nevertheless, the obligations of the issuer of a revenue bond may be backed by a letter of credit, guarantee, or insurance. “Private activity” bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the faith, credit, or taxing authority of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. General obligation and revenue bonds may be issued in a variety of forms, including, for example, commercial paper, fixed, variable, and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds, and capital appreciation bonds.

Other examples of municipal bonds include municipal leases, certificates of participation, and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation, and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, the collateral securing the lease obligation may be difficult to dispose of and the Fund may suffer significant losses.

Tender Option Bonds. The Fund may invest in trust certificates issued in tender option bond programs. Tender option bonds are trust investments that create leverage by borrowing from third party investors to invest in municipal bonds. In a tender option bond transaction, a tender option bond trust issues a floating rate certificate (“TOB Floater”), which is a short-term security, and a residual interest certificate (“TOB Residual”), which is a longer-term security. Using the proceeds of such issuance, the tender option bond trust purchases a fixed rate municipal bond. The TOB Floater is generally issued to a third party investor (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the fixed rate municipal bond. The Fund may invest in TOB Floaters and/or TOB Residuals. The TOB Residual may be less liquid than other comparable municipal bonds. Generally, the TOB Residual holder bears the underlying fixed rate bond’s investment risk. The holder also benefits from any appreciation in the value of the underlying fixed rate bond. Investments in a TOB Residual will typically involve greater risk than investments in fixed rate bonds.

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An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund’s duration. There is a risk that the Fund will not be considered the owner of a tender option bond for federal income tax purposes, and, thus, will not be entitled to treat such interest as exempt from federal income tax.

Additional Risks of Municipal Bonds. Municipal bonds and issuers of municipal bonds may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. Factors contributing to the economic stress may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state, and federal governments upon which issuers of municipal securities may be relying for funding. In addition, as certain municipal bonds may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking, insurance, or other parts of the financial sector suffer an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downgrade or risk of being downgraded may have an adverse effect on the market prices of bonds and, thus, the value of the Fund’s investment. Further, a state, municipality, public authority, or other issuers of municipal bonds may file for bankruptcy, which may significantly affect the value of the bonds issued by such issuers and, therefore, the value of the Fund’s investment. As a result of recent turmoil in the municipal bond market, several municipalities filed for bankruptcy protection or indicated that they may seek bankruptcy protection in the future. Municipal bonds may be illiquid or hard to value, especially in periods of economic stress.

Municipal bonds also are subject to the risk that the perceived increase in the likelihood of default or downgrade among municipal issuers as a result of recent market conditions could result in increased illiquidity, volatility, and credit risk. In addition, certain municipal issuers may be unable to access the market to sell bonds or, if able to access the market, may be forced to issue securities at much higher rates. Should these municipal issuers fail to sell bonds at the time intended and at the rates projected, these entities could experience significantly increased costs and a weakened overall cash position in the current fiscal year and beyond. These events also could result in decreased investment opportunities for the Fund and lower investment performance.

The yields on municipal bonds depend on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation, and the rating of the issue. Municipal bonds with the same maturity, coupon, and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

Credit Enhancements. Some municipal bonds feature credit enhancements, such as lines of credit, municipal bond insurance, and standby bond purchase agreements (“SBPAs”). There is no assurance that any of the municipal bonds purchased by the Fund will have any credit enhancements. Lines of credit are issued by a third party, usually a bank, to ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which usually is purchased by the bond issuer from a private, nongovernmental insurance company, guarantees that the insured bond’s principal and interest will be paid when due. Neither insurance nor a line of credit guarantees the price of the bond or the share price of the Fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. There is no assurance that a municipal bond insurer or line of credit provider will pay a claim or meet the obligations. A higher than expected default rate could strain the insurer’s loss

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reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA usually are subject to numerous conditions, including the continued creditworthiness of the underlying borrower, bond issuer, or bond insurer.

Non-U.S. Government and Supranational Debt Securities. Debt securities of governmental (or supranational) issuers in all non-U.S. countries, including emerging market countries, may include, among others:

•	fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities, and political subdivisions located in non-U.S. (including emerging market) countries;

•	fixed income securities issued by government owned, controlled, or sponsored entities located in non-U.S. (including emerging market) countries;

•	interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers;

•	Brady Bonds (which are described below);

•	participations in loans between non-U.S. (including emerging market) governments and financial institutions; and

•	fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission, or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Investment in the debt securities of foreign governments can involve a high degree of risk. The governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by many factors. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities, and increased protectionism on the part of a country’s trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish the credit standing of a particular local government or agency.

Governmental entities may be dependent on expected disbursements from other foreign governments, multilateral agencies, and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies, and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such governmental entity’s obligations. Failure to adhere to any such requirements may result in the cancellation of such other parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts, and, consequently, governmental entities may default on their debt. In addition, a holder of foreign government obligations (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to

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governmental entities, and such holder’s interests could be adversely affected in the course of those restructuring arrangements. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. The sovereign debt of many non-U.S. governments, including their subdivisions and instrumentalities, is rated below investment grade. The risks associated with non-U.S. Government and supranational debt securities may be greater for debt securities issued or guaranteed by emerging and/or frontier countries.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, which may at times limit or preclude foreign investment in such sovereign debt and increase the Fund’s costs and expenses. Certain countries in which the Fund may invest (i) require governmental approval prior to investments by foreign persons; (ii) limit the amount of investment by foreign persons in a particular issuer; (iii) limit investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries; or (iv) impose additional taxes on foreign investors. Further, certain issuers may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors, and a government could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals, and/or take other actions, each of which may involve additional costs.

Sovereign debt securities include Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with a debt restructuring plan for emerging market countries announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds arose from an effort in the 1980s to reduce the debt held by less developed countries that were frequently defaulting on loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar), and are traded in the OTC secondary market. Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities having the same maturity. Brady Bonds are not, however, considered to be securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Brady Bonds do not have a long payment history and are subject to, among other things, the risk of default. In light of the history of defaults by the issuers of Brady Bonds, investments in Brady Bonds may be viewed as speculative regardless of the current credit rating of the issuer. The valuation of Brady Bonds generally depends on the following components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity.

Non-U.S. Government Money Market Securities. Non-U.S. Government money market securities include certificates of deposit, time deposits, bankers’ acceptances, commercial paper, and other short-term corporate debt securities. The value of such securities may fluctuate based on changes in interest rates and the issuer’s financial condition. When interest rates rise or the issuer’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.

Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT or changes in interest rates affecting the underlying loans owned by the REIT. The affairs of

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REITs are managed by the REIT’s sponsor or management and, as such, the performance of the REIT is dependent on the management skills of the REIT’s sponsor or management. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs also are subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems, changes in interest rates, decreases in market rates for rents, increases in competition, property taxes, capital expenditures or operating expenses, and other economic, political, or regulatory occurrences affecting the real estate industry. To the extent that assets underlying a REIT are concentrated geographically, by property type, or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Repurchase Agreements. A repurchase agreement is a transaction by which the Fund acquires a security (or basket of securities) and simultaneously commits to resell that security to the seller (typically, a bank or securities dealer) at an agreed upon date on an agreed upon price, which represents the Fund’s cost plus interest. The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest).

Repurchase agreements are considered a form of lending under the 1940 Act. A repurchase agreement with more than seven days to maturity is considered an illiquid security.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. To reduce credit risk and counterparty risk, the Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment adviser, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security at an agreed upon price on an agreed upon date. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. The Fund will attempt to minimize this risk by managing its duration.

Senior Loans. Senior loans primarily include senior floating rate loans, first and second lien loans, and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests may take the form of direct interests acquired during a primary distribution and also may take the form of assignments of, novations of, or participations in, a bank loan acquired in secondary markets. A senior loan typically is originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other

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financial institution (collectively, the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the senior loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Purchasers of senior loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. In the event of non-payment of interest or principal, senior loans that are secured by collateral offer the Fund more protection than comparable unsecured senior loans. However, no assurance can be given that the collateral for a secured senior loan can be liquidated or that the proceeds will satisfy the borrower’s obligation.

Senior loans and interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. Senior loans and other bank loans may not be considered “securities,” and investors in these loans may not be entitled to rely on anti-fraud and other protections under the federal securities laws. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what Lord Abbett believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily NAV. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. Further, transactions in senior loans and other bank loans typically settle on a delayed basis and may take longer than seven days to settle. As a result, the Fund may not receive the proceeds from a sale of a senior loan for a significant period of time, which may affect the Fund’s ability to repay debt, to fund repurchases, to pay dividends, to pay expenses, or to take advantage of new investment opportunities.

Prepayment. Senior loans may require or permit, in addition to scheduled payments of interest and principal, the prepayment of the senior loan from free cash flow. The degree to which borrowers prepay senior loans, whether as a contractual requirement or at their election, is unpredictable. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced, and the Fund may decide to invest in lower yielding investments. However, the Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new senior loan with the proceeds from the prepayment of the former. The effect of prepayments on the Fund’s performance may be mitigated by the receipt of prepayment fees and the Fund’s ability to reinvest prepayments in other senior loans that have similar or identical yields.

Bridge Loans. Bridge loans are short-term loan arrangements (typically 12 to 18 months) usually made by a Borrower in anticipation of receipt of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with “step-up” provisions under which the interest rate on the bridge loan rises (or “steps up”) the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge Loan Investor to convert its interest to senior exchange notes if the loan has not been prepaid in full on or before its maturity date. Bridge loans may be subordinate to other debt and may be secured or undersecured.

Assignments. An investor in senior loans typically purchases “Assignments” from the Agent or other Loan Investors and, by doing so, typically becomes a Loan Investor under the loan agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the

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rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

Participations. “Participations” in a Loan Investor’s portion of a senior loan typically will result in the investing Fund having a contractual relationship only with such Loan Investor, rather than with the borrower. As a result, the Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement and the Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the borrower and the Loan Investor selling the Participation. If a Loan Investor selling a Participation becomes insolvent, the Fund may be treated as a general creditor of such Loan Investor.

Revolving Credit Facility Loans. For some loans, such as revolving credit facility loans (“revolvers”), a Loan Investor may be obligated under the loan agreement to, among other things, make additional loans in certain circumstances. The Fund generally will place assets in reserve for these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that, once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded letter of credit (L/C) term loan is a facility created by the borrower in conjunction with an Agent, with the loan backed by letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the Agent for the facility.

Short Sales. The Fund may make short sales of securities or maintain a short position if, at all times when a short position is open, the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. This is commonly referred to as a “short sale against the box.” The Fund may engage in such a transaction, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. The Fund may not engage in any other type of short selling. This restriction does not apply to the Fund’s use of short positions in futures contracts, including U.S. Treasury note futures, securities index futures, other security futures, and/or currency forwards for bona fide hedging or cash management purposes or to pursue risk management strategies.

U.S. Government Securities. U.S. Government securities are obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds, and certificates of indebtedness that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises. The U.S. Government is under no legal obligation, in general, to purchase the obligations of or provide financial support to its agencies, instrumentalities, or sponsored enterprises. No assurance can be given that the U.S. Government will purchase the obligations of or provide financial support to U.S. Government agencies, instrumentalities, or sponsored enterprises in the future, and the U.S. Government may be unable or unwilling to pay debts when due. For more information, please see the “Guarantors of Mortgage-Backed Securities” above and the “Securities of Government Sponsored Enterprises” section below.

Securities of Government Sponsored Enterprises. The Fund may invest in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Ginnie Mae, Fannie Mae, Freddie Mac, Federal Home Loan Banks (“FHL Banks”), Federal Farm Credit Bank, and Federal Agricultural Mortgage Corporation (“Farmer Mac”). Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on

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securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the FHA, the VA, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Fannie Mae, Freddie Mac, Federal Farm Credit Bank, and Farmer Mac are federally chartered public corporations owned entirely by their shareholders; the FHL Banks are federally chartered corporations owned by their member financial institutions. Although U.S. Government sponsored enterprises may be chartered or sponsored by Congress, many such enterprises are not funded by Congressional appropriations, their securities are not issued by the U.S. Treasury, and their obligations are not supported by the full faith and credit of the U.S. Government, so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. For example, although Fannie Mae, Freddie Mac, Farmer Mac, Federal Farm Credit Bank, and the FHL Banks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the U.S. Government. The value of such securities therefore may vary with the changing prospects of future support from the U.S. Government, as reflected in anticipated legislative or political developments. In the absence of support from the U.S. Government, money market fixed income securities, including asset-backed securities that may have diminished collateral protection from underlying mortgages or other assets, are subject to the risk of default. Although such securities commonly provide the Fund with a higher yield than direct U.S. Treasury obligations, they are also subject to the risk that the Fund will fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss upon their sale.

Like most fixed income securities, the value of the money market instruments held by the Fund generally will fall when interest rates rise. In the case of a security that is issued or guaranteed by a government sponsored enterprise and backed by mortgages or other instruments with prepayment or call features, rising interest rates may cause prepayments to occur at a slower-than-expected rate, reducing the security’s value. In contrast, falling interest rates may cause prepayments to occur at a faster-than-expected rate, depriving the Fund of income payments above market rates prevailing at the time of the prepayment.

When-Issued or Forward Transactions. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with settlement to take place in the future. When-issued purchases and forward transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines before the settlement date or if the value of the security to be sold increases before the settlement date. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its NAV. The Fund also generally is required to identify on its books cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. The Fund generally will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund also may sell securities it has committed to purchase before the commitment’s settlement date.

The Fund may purchase new issues of municipal bonds, which generally are offered on a when-issued basis, with delivery and payment normally taking place approximately one month after the purchase date. However, the payment obligation and the interest rate to be received by the Fund are each fixed on the purchase date.

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Zero Coupon, Deferred Interest, Pay-In-Kind, and Capital Appreciation Bonds. Zero coupon, deferred interest, and capital appreciation bonds are issued at a discount from their face value because interest payments typically are postponed until maturity. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves, or receipts or certificates representing interests in such stripped debt obligations or coupons. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Similar to zero coupon bonds and deferred interest bonds, pay-in-kind securities are designed to give an issuer flexibility in managing cash flow. Pay-in-kind securities that are debt securities can be either senior or subordinated debt.

As the buyer of these types of securities, the Fund will recognize a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. The discount in the absence of financial difficulties of the issuer typically decreases as the final maturity date approaches. Moreover, unlike securities that periodically pay interest to maturity, zero coupon, deferred interest, capital appreciation, and pay-in-kind securities involve the additional risk that the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment.

The values of zero-coupon and pay-in-kind bonds are more volatile in response to interest rate changes than debt obligations of comparable maturities that make regular distributions of interest. Taxable income from these types of securities is accrued by the Fund without receiving regular interest payments in cash. As a result, the Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund.

Temporary Defensive Investments. As described in the prospectus, the Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position. Temporary defensive securities include:

•	Short-Term Taxable Securities. The Fund may invest in bonds, the interest on which is subject to federal income tax, and the Fund may be exempt from its state’s (if applicable) income tax.

•	U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government, its agencies, or government sponsored enterprises, including Treasury bills, notes, bonds, and certificates of indebtedness that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

•	Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes. Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

•	Bankers’ acceptances. Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They primarily are used to finance
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the import, export, transfer, or storage of goods. They are “accepted” when a bank guarantees their payment at maturity.

•	Repurchase agreements with maturities of less than seven days.

•	Registered money market funds. Certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums.

•	Comparable foreign fixed income securities.
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3. INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The Fund is subject to the following fundamental investment restrictions that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding common Shares1 and, if issued, preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class.

The Fund may not:

1.	borrow money or issue senior securities, except as permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law;

2.	purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) acquire, hold, and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of other assets; (iii) invest in instruments directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities and acquire temporarily commodities as a result thereof; and (iv) purchase and sell forward contracts, financial futures contracts and options thereon, and other derivative instruments;

3.	engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

4.	make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes debt investments in accordance with its stated investment strategies; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; or

5.	invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities).

In addition, the Fund has adopted the following fundamental policies with respect to repurchase offers that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding common Shares and, if issued, preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class:

1.	The Fund will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements.

2.	The Fund will repurchase shares that are tendered by the date by which shareholders can tender their shares in response to a repurchase offer (the “Repurchase Request Deadline”).

3.	Each repurchase pricing shall occur no later than the 14th calendar day after the Repurchase Request Deadline, or the next business day if the 14th calendar day is not a business day.

[1]	A “majority” of the Fund’s outstanding shares means the vote of the lesser of (1) 67% or more of the voting securities present at a shareholder meeting, provided that more than 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund regardless of whether such shareholders are present at the meeting (or represented by proxy).
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Interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no vote of shareholders, as applicable, will be required or sought.

The 1940 Act, including the rules and regulations thereunder, generally prohibits the Fund from borrowing (other than certain temporary borrowings) unless immediately after the borrowing the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33⅓% of the Fund’s total net assets, including assets attributable to such leverage).  Certain investments which may give rise to a form of leverage (including the use of reverse repurchase agreements, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions) will not be considered senior securities for purposes of the above restriction to the extent that these instruments are “covered” as described under “Investment Objective, Policies, and Risks—Leverage”).

Under the 1940 Act, the Fund may not issue senior securities representing stock unless immediately after such issuance the value of the Fund’s total net assets is at least 200% of the liquidation value of the Fund’s outstanding senior securities representing stock, plus the aggregate amount of any senior securities representing indebtedness (effectively limiting the use of leverage through senior securities to 50% of the Fund’s total net assets).

In addition, the Fund is not permitted to declare any cash dividend or other distribution on Shares unless, at the time of such declaration, the asset coverage tests described above are satisfied after giving effect to such dividend or distribution.

The Fund may lend up to one-third of the value of its total assets (including assets attributable to leverage).

Non-Fundamental Investment Restrictions. The Fund also is subject to the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval.

The Fund may not:

1.	change or alter the Fund’s investment objective or 80% investment policy; or

2.	invest in securities issued by other investment companies except to the extent permitted by applicable law, including any exemptive relief obtained by the Fund.

Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets or if a borrower distributes equity securities incident to the purchase or ownership of a portfolio investment or in connection with a reorganization of a borrower. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

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4. INVESTMENT ADVISORY AND OTHER SERVICES, FEES, AND EXPENSES

Lord Abbett is the Fund’s investment adviser. Lord Abbett is a privately held investment adviser. Lord Abbett’s address is 90 Hudson Street, Jersey City, NJ 07302.

Under the Management Agreement between Lord Abbett and the Fund, Lord Abbett is entitled to an annual management fee based on the Fund’s average daily net assets at the annual rate of 1.25%. Because the Fund is newly organized, no fees were paid to Lord Abbett pursuant to the Management Agreement in any prior fiscal year.

The Management Agreement was initially approved by the Trustees of the Fund (including all of the Trustees who are not “interested persons” of the Fund) on December 4, 2018 at a meeting called for such purpose. A discussion regarding the basis for the Board of Trustees’ initial approval of the Management Agreement will be available in the Fund’s initial report to shareholders. The Management Agreement will remain in full force and effect, unless sooner terminated by the Fund, for an initial two-year period and shall continue thereafter on an annual basis provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund or by the Fund’s Board of Trustees; and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Fund’s Independent Trustees. It can also be terminated with respect to the Fund at any time, without payment of any penalty by a vote of a majority of the outstanding voting securities of the Fund or by a vote of a majority of the Fund’s entire Board of Trustees on 60 days’ written notice to Lord Abbett, or by Lord Abbett on 60 days’ written notice to the Fund. Additionally, the Management Agreement will terminate automatically in the event of its assignment. The Management Agreement may not be materially amended with respect to the Fund without a vote of a majority of the outstanding voting securities of the Fund.

The Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, Independent Trustees’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

The Management Agreement provides that neither Lord Abbett nor its members, officers, directors or employees shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under the Management Agreement, except by reason of willful misfeasance, bad faith or gross negligence in performance of Lord Abbett’s duties, or by reason of reckless disregard of Lord Abbett’s obligations and duties under the Management Agreement.

Administrative Services Fees Paid to Lord Abbett

Pursuant to an Administrative Services Agreement with the Fund, Lord Abbett provides certain administrative services such as Fund accounting, financial reporting, tax, shareholder servicing, technology, legal, compliance, and Blue Sky services. Under the Administrative Services Agreement, the Fund pays Lord Abbett a monthly fee, based on its average daily net assets for each month, at an annual rate of 0.04%.

Distributor

Lord Abbett Distributor LLC (the “Distributor”), a New York limited liability company and subsidiary of Lord Abbett, located at 90 Hudson Street, Jersey City, NJ 07302, serves as the principal underwriter for the Fund. The Distributor is a broker-dealer registered with the SEC and is a member of FINRA. Under the Fund’s Distribution Agreement, the Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable

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efforts to sell Fund shares on a continuous basis, so long as, in the Distributor’s judgment, a substantial distribution can be obtained by reasonable efforts.

The Distribution Agreement will remain in full force and effect, unless sooner terminated by the Fund, for an initial two-year period and shall continue thereafter on an annual basis, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Independent Trustees; and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.

The Fund currently offers one class of shares: Institutional Class. Institutional Class shares are offered for investment by investors such as specified benefit plans, endowments, foundations, corporations and high net worth individuals that can meet the minimum investment amount. The minimum initial investment for Institutional Class shares is $1 million per account, except that the minimum investment may be modified for certain financial firms that submit orders on behalf of their customers, the Trustees and certain employees (and their extended family members) of Lord Abbett and its affiliates. Institutional Class shares also may be offered through certain financial firms that charge their customers transaction or other fees with respect to the customer’s investment in the Fund. Financial firms may provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by specified benefit plan accounts and their participants, for which fees or expenses may be charged in addition to those described in the prospectus and Statement of Additional Information.

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5. MANAGEMENT OF THE FUND

The Board is responsible for the management of the business and affairs of the Fund, in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. As will generally be discussed in the Fund’s annual or semiannual report to shareholders, the Board also approves an investment adviser to the Fund and monitors the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Trustee of the Fund holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Board Leadership Structure

The Board currently has nine Trustees, eight of whom are Independent Trustees. James L.L. Tullis, an Independent Trustee, serves as the Chairman of the Board. The Board has determined that its leadership structure is appropriate in light of the composition of the Board and its committees and Mr. Tullis’ long tenure with the Board. The Board believes that its leadership structure enhances the effectiveness of the Board’s oversight role.

The Board generally meets six times a year, and may hold additional special meetings to address specific matters that arise between regularly scheduled meetings. The Independent Trustees also meet regularly without the presence of management and are advised by independent legal counsel.

As discussed more fully below, the Board has delegated certain aspects of its oversight function to committees comprised solely of Independent Trustees. The committee structure facilitates the Board’s timely and efficient consideration of matters pertinent to the Fund’s business and affairs and their associated risks.

Board Members

The following individuals are Trustees of the Fund. Unless otherwise indicated, the address of each Interested Trustee is Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302, and the address of each Independent Trustee is Lord, Abbett & Co. LLC, c/o Legal Dept., 90 Hudson Street, Jersey City, NJ 07302.

Interested Trustee

Name (Year of Birth)	Position Held (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years
Douglas B. Sieg (1969)	Trustee; President; Chief Executive Officer (since inception)	Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.	62	None
Independent Trustees
Eric C. Fast (1949)	Trustee (since inception)	Chief Executive Officer of Crane Co., an industrial products company (2001-2014).	62	Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999-2014).
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Name (Year of Birth)	Position Held (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years
Evelyn E. Guernsey (1955)	Trustee (since inception)	CEO, Americas of J.P. Morgan Asset Management (2004-2010).	62	None
Julie A. Hill (1946)	Trustee (since inception)	Owner and CEO of The Hill Company, a business consulting firm (since 1998).	62	Currently serves as director of Anthem, Inc., a health benefits company (since 1994).
Kathleen M. Lutito (1963)	Trustee (since inception)	President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006).	62	None
James M. McTaggart (1947)	Trustee (since inception)	Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009-2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978-2009); and Officer and Director of Trinsum Group, a holding company (2007-2009).	62	Blyth, Inc., a home products company (2004-2015).
Karla M. Rabusch (1959)	Trustee (since inception)	President and Director of Wells Fargo Funds Management, LLC (2003 – 2017); President of Wells Fargo Funds (2003 – 2016).	62	None
Mark A. Schmid (1959)	Trustee (since inception)	Vice President and Chief Investment Officer of the University of Chicago (since 2009).	62	None
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Name (Year of Birth)	Position Held (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years
James L.L. Tullis (1947)	Chairman and Trustee (since inception)	CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).	62	Currently serves as director of Crane Co. (since 1998).

Officers

No officer listed below has received compensation from the Fund. All officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation(s) During Past 5 Years” column indicates each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name (Year of Birth)	Position Held with the Fund	Year Elected	Principal Occupation(s) During Past 5 Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Since inception	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.
Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Since inception	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).
John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Since inception	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).
Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Since inception	Partner and Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Since inception	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).
Joseph M. McGill (1962)	Chief Compliance Officer	Since inception	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).
Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Since inception	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).
Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Since inception	Partner and General Counsel, joined Lord Abbett in 2007.
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Name (Year of Birth)	Position Held with the Fund	Year Elected	Principal Occupation(s) During Past 5 Years
Jackson C. Chan (1964)	AML Compliance Officer	Since inception	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014 and was formerly Director at UBS Global Asset Management (2005–2014).
Vito A. Fronda (1969)	Treasurer	Since inception	Partner and Director of Taxation, joined Lord Abbett in 2003.

Qualifications of Trustees

The individual qualifications of each Trustee are noted below. These qualifications, along with the experience noted above under “Board Members,” led to the conclusion that each Trustee should serve as a Trustee for the Fund. In addition to individual qualifications, the following characteristics are among those qualifications applicable to each existing Trustee and are among the qualifications that the Nominating and Governance Committee will consider for any future nominees:

•	Reputation for integrity, honesty, and high ethical standards;

•	Skills in disciplines deemed by the Nominating and Governance Committee to be relevant to the role of Independent Trustee, including business acumen, experience relevant to the financial services industry generally and the investment industry particularly, and ability to exercise sound judgment in matters relating to the current and long-term objectives of the Fund;

•	Understanding and appreciation of the important role occupied by an Independent Trustee in the regulatory structure governing registered investment companies;

•	Willingness and ability to contribute positively to the decision-making process for the Fund, including appropriate interpersonal skills to work effectively with other Independent Trustees;

•	Desire and availability to serve as an Independent Trustee for a substantial period of time;

•	Absence of conflicts that would interfere with qualifying as an Independent Trustee; and

•	Diversity of background.

Interested Trustee:

•	Douglas B. Sieg. Board tenure with the Lord Abbett Funds (since 2016), financial services industry experience, chief executive officer experience, leadership experience, corporate governance experience, and civic/community involvement.

Independent Trustees:

•	Eric C. Fast. Board tenure with the Lord Abbett Funds (since 2014), financial services industry experience, chief executive officer experience, corporate governance experience, and civic/community involvement.

•	Evelyn E. Guernsey. Board tenure with the Lord Abbett Funds (since 2011), financial services industry experience, chief executive officer experience, marketing experience, corporate governance experience, and civic/community involvement.

•	Julie A. Hill. Board tenure with the Lord Abbett Funds (since 2004), business management and marketing experience, chief executive officer experience, entrepreneurial background, corporate governance experience, service in academia, and civic/community involvement.
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•	Kathleen M. Lutito. Board tenure with the Lord Abbett Funds (since 2017), financial services industry experience, financial expertise, leadership experience, and corporate governance experience.

•	James M. McTaggart. Board tenure with the Lord Abbett Funds (since 2012), financial services industry experience, chief executive officer experience, entrepreneurial background, corporate governance experience, financial expertise, marketing experience, and civic/community involvement.

•	Karla M. Rabusch. Board tenure with the Lord Abbett Funds (since 2017), chief executive officer experience, mutual fund industry experience, financial expertise, and corporate governance experience.

•	Mark A. Schmid. Board tenure with the Lord Abbett Funds (since 2016), financial services industry experience, leadership experience, corporate governance experience, service in academia, financial expertise, and civic/community involvement.

•	James L.L. Tullis. Board tenure with the Lord Abbett Funds (since 2006), financial services industry experience, chief executive officer experience, corporate governance experience, financial expertise, and civic/community involvement.

Committees

The standing committees of the Board are the Audit Committee, the Proxy Committee, the Nominating and Governance Committee, and the Contract Committee. The table below provides information about each committee’s composition, functions, and responsibilities.

Committee	Committee Members	Description
Audit Committee	Evelyn E. Guernsey James M. McTaggart Karla M. Rabusch Mark A. Schmid	The Audit Committee is comprised solely of Independent Trustees. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Fund, and the quality and integrity of the Fund’s financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Fund’s independent registered public accounting firm and considering violations of the Fund’s Code of Ethics to determine what action should be taken. The Audit Committee meets at least quarterly.
Proxy Committee	Eric C. Fast Julie A. Hill Kathleen M. Lutito James L.L. Tullis	The Proxy Committee is comprised of at least two Independent Trustees, and also may include one or more Trustees who are partners or employees of Lord Abbett. Currently, the Proxy Committee is comprised solely of Independent Trustees. The Proxy Committee (i) monitors the actions of Lord Abbett in voting securities owned by the Fund; (ii) evaluates the policies of Lord Abbett in voting securities; and (iii) meets with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.
Nominating and Governance Committee	Eric C. Fast Evelyn E. Guernsey Julie A. Hill	The Nominating and Governance Committee is comprised of all Independent Trustees. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and
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Committee	Committee Members	Description
	Kathleen M. Lutito James M. McTaggart Karla M. Rabusch Mark A. Schmid James L.L. Tullis	nominating individuals to serve as Independent Trustees and as committee members; and (ii) periodically reviewing Trustee compensation. The Nominating and Governance Committee has adopted policies for its consideration of any individual recommended by the Fund’s shareholders to serve as an Independent Trustee. A shareholder may submit a nomination to the Board by following the procedures detailed under “Shareholder Communications” below.
Contract Committee	Eric C. Fast Evelyn E. Guernsey Julie A. Hill Kathleen M. Lutito James M. McTaggart Karla M. Rabusch Mark A. Schmid James L.L. Tullis	The Contract Committee is comprised of all Independent Trustees. The Contract Committee conducts much of the factual inquiry undertaken by the Trustees in connection with the Board’s annual consideration of whether to renew the management and other contracts with Lord Abbett and the Distributor. During the year, the Committee meets with Lord Abbett management and portfolio management to monitor ongoing developments involving Lord Abbett and the Fund’s portfolio.

Committee Meetings

The Fund is newly organized and has not yet commenced operations. Accordingly, no Committee meetings have taken place as of the date of this Statement of Additional Information.

Board Oversight of Risk Management

Managing the investment portfolio and the operations of the Fund involves certain risks. Lord Abbett (and other Fund service providers, subject to oversight by Lord Abbett) is responsible for day-to-day risk management for the Fund. The Board oversees the Fund’s risk management as part of its general management oversight function. The Board, either directly or through committees, regularly receives and reviews reports from Lord Abbett about the elements of risk that affect or may affect the Fund, including investment risk, operational risk, compliance risk, and legal risk, among other elements of risk related to the operations of the Fund and Lord Abbett, and the steps Lord Abbett takes to mitigate those risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Fund’s compliance program and reports to the Board at least quarterly regarding compliance matters for the Fund, Lord Abbett, and the Fund’s service providers. The Board also has appointed a Chief Legal Officer, who is responsible for overseeing internal reporting requirements imposed under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002, which are designed to ensure that credible indications of material violations of federal securities laws or breaches of fiduciary duty are investigated and are adequately and appropriately resolved.

In addition to the Board’s direct oversight, the Audit Committee and the Contract Committee play important roles in overseeing risk management on behalf of the Fund. The Audit Committee oversees the risk management efforts for financial reporting, pricing and valuation, and liquidity risk and meets regularly with the Fund’s Chief Financial Officer and independent auditors, as well as with members of management, to discuss financial reporting and audit issues, including risks related to financial controls. The Contract Committee meets regularly with the Fund’s portfolio managers and Lord Abbett’s Chief Investment Officer to discuss investment performance achieved by the Fund and the investment risks assumed by the Fund to achieve that performance.

While Lord Abbett has (and the Fund’s service providers have) implemented a number of measures intended to mitigate risk effectively to the extent practicable, it is not possible to eliminate all of the risks that are inherent in the operations of the Fund. Some risks are beyond Lord Abbett’s and/or a service provider’s control and not all risks that may affect the Fund can be identified before the risk arises or before Lord Abbett or a service provider, as applicable, develops processes and controls to eliminate the occurrence or mitigate the effects of such risks.

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Shareholder Communications

Shareholders who want to communicate with the Board or any individual Trustee(s), including to submit a nomination to the Board, should write the Fund directed to the attention of the Secretary of the Fund, at 90 Hudson Street, Jersey City, NJ 07302-3973. Communications to the Board must be signed by the shareholder and must specify (1) the shareholder’s name and address, (2) the Fund name, (3) the number of Fund shares owned by the shareholder, and (4) for shares held in “street name,” the name of the financial intermediary that holds Fund shares in its name for the shareholder’s benefit. The Secretary will forward such communications to the Board or the applicable Trustee(s) at the next regularly scheduled meeting, if practicable, or promptly after receipt if the Secretary determines that the communications require more immediate attention.

Code of Ethics

The trustees and officers of the Fund, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Lord Abbett Funds’, Lord Abbett’s, and the Distributor’s Code of Ethics, which complies, in substance, with Rule 17j-1 under the 1940 Act. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from (1) investing in a security seven days before or after any Fund or Lord Abbett-managed account considers a trade or trades in such security, (2) transacting in a security that the person covers as an analyst or with respect to which the person has participated in a non-public investor meeting with company management within the six months preceding the requested transaction, (3) profiting on trades of the same security within 60 days, (4) trading on material and non-public information, and (5) engaging in market timing activities with respect to the Fund. The Code of Ethics also contains certain requirements applicable to the Independent Board.

Compensation

The following table sets forth the compensation accrued by the Registrant for the Independent Trustees and the total compensation paid by all Lord Abbett Funds to the Independent Trustees, including amounts payable but deferred at the option of each Independent Trustee. No Interested Trustee or officer of the Lord Abbett Funds received any compensation from the Fund for acting as a Trustee or officer. The Lord Abbett Funds currently do not offer a bonus, pension, profit-sharing, or retirement plan.

Independent Trustees	For the Fiscal Year Ending December 31, 2019 Aggregate Compensation Accrued by the Registrant[1]	For the Calendar Year Ended December 31, 2018 Total Compensation Paid by the Lord Abbett Funds[2]
Eric C. Fast	$50	$327,400
Evelyn E. Guernsey	58	381,400
Julie A. Hill	53	347,400
Kathleen M. Lutito	50	327,400
James M. McTaggart	51	331,400
Karla M. Rabusch	51	331,400
Mark A. Schmid	51	331,400
James L.L. Tullis	71	457,400

1 Since the Fund has not completed its first full year since organization, compensation is estimated based upon future payments to be made by the Fund during its initial fiscal year ending December 31, 2019.

2 Independent Board Members’ fees, including attendance fees for Board and committee meetings, are allocated among all Lord Abbett Funds based on the net assets of each Fund. A portion of the fees payable by each Fund to its Independent Board Members may be deferred at the option of a Board Member under an equity-based plan (the “equity-based plan”) that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Board Members.  In addition, $25,000 of each Board Member’s retainer must be deferred and is deemed invested in shares of the Funds and other Lord Abbett Funds under the equity-based plan. The total deferred amounts for Mr. Fast, Ms. Guernsey, Ms. Hill, Ms. Lutito, Mr. McTaggart, Ms. Rabusch, Mr. Schmid, and Mr. Tullis are $27,082, $2,043, $6,818, $18,793, $16,340, $18,959, $27,422 and $13,211, respectively.

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Fund Ownership

The Fund is newly organized and has not yet commenced operations. Accordingly, no Trustee beneficially owned any shares of the Fund as of the date of this Statement of Additional Information.

Other Accounts Managed

The following table sets forth information about the other accounts managed by the Fund’s portfolio managers as of November 30, 2018.

Included in the Registered Investment Companies category are those U.S.-registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. The Other Accounts category encompasses retirement and benefit plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries unaffiliated with Lord Abbett.

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Jeffrey D. Lapin	1	$14.9	7	$205.5	2	$492.3[1]
Kewjin Yuoh	16	$89.9	10	$3,711.0	544	$5,738.0[1]

1 Does not include any account with respect to which the advisory fee is based on the performance of the account.

Holdings of Portfolio Managers

Because the Fund is newly organized, currently no shares of the Fund are owned by Fund portfolio management.

Conflicts of Interest

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities between the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Funds. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts in the table referenced above.

Compensation of Portfolio Managers

When used in this section, the term “fund” refers to the Fund, as well as any other registered investment companies, pooled investment vehicles, and accounts managed by a portfolio manager. Each portfolio manager

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receives compensation from Lord Abbett consisting of a salary, bonus, and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of the Fund’s peer groups (as defined from time to time by third party investment research companies), as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their Fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.

Conversion to Open-End Fund

The Fund’s Board may from time to time consider submitting to the Fund’s shareholders a proposal to convert the Fund to an open-end investment company. In determining whether to submit this issue to shareholders, the Board would consider all factors then relevant, including the size of the Fund, the extent to which shareholders have adequate liquidity thorough repurchase offers, the extent to which the Fund’s capital structure is leveraged and the possibility of re-leveraging (if any) and general market and economic conditions.

The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of the Shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by a majority of the Board, in which case approval of the conversion is required by the vote of a majority of the outstanding voting securities (as defined in the 1940 act). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. Currently, the 1940 Act would require approval of the holders of a “majority of the outstanding” voting shares of the Fund in order to authorize a conversion.

Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption, whereas the Fund currently makes only quarterly offers to repurchase its common Shares (typically 5% per quarter), and shareholders do not have the right to otherwise have shares redeemed. Open-end companies are thus subject to more frequent periodic out-flows that can complicate portfolio management in comparison to the Fund. As described above, the Fund, like an open-end company, intends to engage in a continuous offering of its shares.

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6. PORTFOLIO TRANSACTIONS

Investment and Brokerage Discretion. The Fund’s Management Agreement authorizes Lord Abbett to place orders for the purchase and sale of portfolio securities. In doing so, Lord Abbett seeks to obtain “best execution” on all portfolio transactions. This means that Lord Abbett seeks to achieve the most favorable results it can reasonably attain under the circumstances for the Fund’s portfolio transactions, considering all costs of the transaction, including brokerage commissions, and taking into account the full range and quality of the broker-dealers’ services. To the extent consistent with obtaining best execution, the Fund may pay a higher commission than some broker-dealers might charge on the same transaction. Lord Abbett is not obligated to obtain the lowest commission rate available for a portfolio transaction exclusive of price, service, and qualitative considerations.

Selection of Brokers and Dealers. The policy on best execution governs the selection of broker-dealers and selection of the market and/or trading venue in which to execute a transaction. Normally, traders who are employees of Lord Abbett select broker-dealers. These traders are responsible for seeking best execution. They also conduct trading for the accounts of other Lord Abbett investment management clients, including investment companies, institutions, and individuals. To the extent permitted by law, the Fund may purchase from or sell to another Fund or client without the intervention of any broker-dealer if Lord Abbett deems the transaction to be in the best interests of the Fund and the other participating accounts and at a price that Lord Abbett has determined by reference to independent market indicators.

Fixed Income Securities. To the extent the Fund purchases or sells fixed income securities, the Fund generally will deal directly with the issuer or through a broker-dealer acting as principal on a net basis. When dealing with a broker-dealer, the Fund pays no brokerage commission, but the price, which reflects the spread between the bid and ask prices of the security, usually includes undisclosed compensation and may involve the designation of selling concessions. The Fund also may purchase fixed income securities from underwriters at prices that include underwriting fees.

Equity Securities. Transactions in equity securities involve the payment of brokerage commissions. In the U.S., these commissions are negotiated. Traditionally, commission rates have not been negotiated on stock markets outside the U.S. While an increasing number of overseas stock markets have adopted a system of negotiated rates or ranges of rates, a small number of markets continue to be subject to a non-negotiable schedule of minimum rates. To the extent the Fund invests in equity securities, it ordinarily will purchase such securities in its primary trading markets, whether such securities are traded OTC or listed on a stock exchange, and purchase listed securities in the OTC market if such market is deemed the primary market. The Fund may purchase newly issued securities from underwriters, and the price of such transaction usually will include a concession paid to the underwriter. When purchasing from dealers serving as market makers in the OTC market, there may be no stated commission, and the Fund’s purchase price may include an undisclosed commission or markup.

Evaluating the Reasonableness of Brokerage Commissions Paid. The Fund pays a commission rate that Lord Abbett believes is appropriate under the circumstances. While Lord Abbett seeks to pay competitive commission rates, the Fund will not necessarily be paying the lowest possible commissions on particular trades if Lord Abbett believes that the Fund has obtained best execution and the commission rates paid by the Fund are reasonable in relation to the value of the services received. Such services include, but are not limited to, showing the Fund trading opportunities, a willingness and ability to take principal positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, providing and/or facilitating Lord Abbett’s use of proprietary and third party research, confidential treatment, promptness and reliability. Lord Abbett may view the value of these services in terms of either a particular transaction or Lord Abbett’s overall responsibility to the Fund and the other accounts Lord Abbett manages.

Lord Abbett continuously seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates, Lord Abbett may consider any or all of the following: (a) the services listed above; (b) rates quoted by broker-dealers; (c) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients

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involved; (d) the complexity of a particular transaction in terms of both execution and settlement; (e) the level and type of business done with a particular firm over a period of time; (f) the extent to which the broker-dealer has capital at risk in the transaction; (g) historical commission rates; and (h) rates paid by other institutional investors based on available public information.

Trade Allocation and Rotation. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating client accounts in proportion to the size of the order placed for each account (i.e., pro rata). In certain situations, however, a pro rata allocation of the securities or proceeds may not be possible or desirable. In these cases, Lord Abbett will decide how to allocate the securities or proceeds according to each account’s particular circumstances and needs and in a manner that Lord Abbett believes is fair and equitable to clients over time in light of factors based on a good faith assessment of the investment opportunity relative to the objectives, limitations, and requirements of each eligible client account. Relevant factors may include, without limitation, client-specific considerations, type of account, number of securities relative to size and expected future size of the client account, availability of other appropriate investment opportunities, rebalancing needs, minimum denomination of increments and round lot considerations, tax considerations, and/or purchases for newly established accounts for which Lord Abbett is seeking to fully invest as promptly as possible. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time. Thus, in some cases it is possible that the application of the factors described herein may result in allocations in which certain client accounts participating in a batched transaction may receive an allocation when other accounts do not. Non-proportional allocations may occur frequently in the fixed income portfolio management area, in many instances because multiple appropriate or substantially similar investments are not available in fixed income strategies, as well as for other reasons. Non-proportional allocations also could occur in other investment strategies.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually managed account client directs it to use a particular broker for a trade (sometimes referred to herein as “directed accounts”) or when a client restricts Lord Abbett from selecting certain brokers to execute trades for such account (sometimes referred to herein as “restricted accounts”). When it does not batch purchases and sales among products, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which equity transactions are communicated to the trading desk at or about the same time.

When transactions for all products using a particular investment strategy are communicated to the trading desk at or about the same time, Lord Abbett generally will place trades first for transactions on behalf of the Fund and non-directed, unrestricted, individually managed institutional accounts; second for restricted accounts; third for managed accounts by sponsor or consultant/financial advisor (“MA”); and finally for directed accounts. Communication of changes to portfolio holdings information for certain model portfolio MA programs is handled separately near the end of the trading day and generally after the completion of transactions for MA. Lord Abbett may determine in its sole discretion to place transactions for one group of accounts (e.g., directed accounts, restricted accounts, or MA) before or after the remaining accounts based on a variety of factors, including size of overall trade, the broker-dealer’s commitment of capital, liquidity or other conditions of the market, or confidentiality. Most often, however, transactions are communicated to the trading desk first for the Fund and institutional accounts and then for other relevant accounts. In those instances, Lord Abbett normally will place transactions in the same order as when transactions are communicated to the trading desk at or about the same time.

Policies on Broker-Dealer Brokerage and Research Services and Soft Dollars. Lord Abbett may select broker-dealers that furnish Lord Abbett with proprietary and third party brokerage and research services in connection with commissions paid on transactions it places for client accounts to the extent that Lord Abbett believes that the commissions paid are reasonable in relation to the value of the services received. “Commissions,” as defined through applicable guidance issued by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents, and other fees received by dealers in riskless

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principal transactions. The brokerage and research services Lord Abbett receives are within the eligibility requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), and, in particular, provide Lord Abbett with lawful and appropriate assistance in the provision of investment advice to client accounts. Brokerage and research services (collectively referred to herein as “Research Services”) include (1) furnishing advice relating to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). Such services may come in the form of research reports via electronic delivery or print, online data services, oral discussions with researchers and other experts, attendance at conferences, and meetings with company representatives.

Research Services. Lord Abbett has entered into “Client Commission Arrangements” with a number of broker-dealers that are involved from time to time in executing, clearing, or settling securities transactions on behalf of clients (“Executing Brokers”). Such Client Commission Arrangements provide for the Executing Brokers to pay a portion of the commissions paid by eligible client accounts for securities transactions to providers of Research Services (“Research Providers”). Such Research Providers shall produce and/or provide Research Services for the benefit of Lord Abbett. If a Research Provider plays no role in executing client securities transactions, any Research Services prepared by such Research Provider constitute third party research. Research Services that are proprietary to the Executing Broker or are otherwise produced by the Executing Broker or its affiliates are referred to herein as proprietary Research Services. Lord Abbett initiates a significant percentage, including perhaps all, of a client’s equity transactions with Executing Brokers pursuant to Client Commission Arrangements. Lord Abbett also will receive complimentary and customary Research Services from various broker-dealers, including broker-dealers through which Fund portfolio transactions are executed in accordance with Lord Abbett’s best execution obligations.

Executing Brokers may provide Research Services to Lord Abbett in written form or through direct contact with individuals, including telephone contacts and meetings with securities analysts and/or management representatives from portfolio companies, and may include information concerning particular companies and securities, as well as market, economic, or other information that assists in the evaluation of investments. Examples of Research Services that Executing Brokers may provide to Lord Abbett include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance, and other analysis. Broker-dealers typically make proprietary research available to investment advisers on the basis of their placement of transactions with the broker-dealer. Some broker-dealers will not sell their proprietary research to investment advisers on a “hard dollar” (or “unbundled”) basis. Executing Brokers may provide Lord Abbett with proprietary Research Services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to client accounts that Lord Abbett manages. In addition, Lord Abbett may purchase third party research with its own resources.

Lord Abbett believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to its clients. Receipt of independent investment research allows Lord Abbett to supplement its own internal research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. The receipt of Research Services from broker-dealers therefore does not tend to reduce the need for Lord Abbett to maintain its own research personnel. Further, Lord Abbett values the receipt of independent, supplemental viewpoints and analyses. Any investment advisory or other fees paid by clients to Lord Abbett are not reduced as a result of Lord Abbett’s receipt of Research Services from broker-dealers. Also, the expenses of Lord Abbett would be increased substantially if it attempted to generate such additional information through its own staff, or if it paid for these products or services itself. To the extent that Research Services of value are provided by or through such broker-dealers, Lord Abbett will not have to pay for such services itself. In addition, Lord Abbett will, at times, select broker-dealers that provide Research Services in order to ensure the continued receipt of such Research Services that Lord Abbett believes are useful in its investment decision-making process. Lord Abbett has an incentive to execute trades through certain of such

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broker-dealers with which it has negotiated more favorable Client Commission Arrangements, rather than executing through a broker-dealer with an arrangement that is less favorable to Lord Abbett. To the extent that Lord Abbett uses brokerage commissions paid in connection with client portfolio transactions to obtain Research Services, the brokerage commissions paid by such clients will exceed those that would otherwise be paid for execution only. These circumstances give rise to actual and potential conflicts of interest. In order to manage such conflicts of interest, Lord Abbett has adopted internal procedures designed to ensure that (1) the value, type, and quality of any products or services it receives from broker-dealers are permissible under applicable law and (2) investment transactions are placed based solely on best execution considerations.

Lord Abbett does not attempt to allocate to any particular client account the relative costs or benefits of Research Services received from a broker-dealer. Rather, Lord Abbett believes that any Research Services received from a broker-dealer are, in the aggregate, of assistance to Lord Abbett in fulfilling its overall responsibilities to its clients. Accordingly, Research Services received for a particular client’s brokerage commissions may be useful to Lord Abbett in the management of that client’s account, but may also be useful in Lord Abbett’s management of other clients’ accounts, including accounts that do not generate eligible Section 28(e) brokerage commissions or generate less than a proportionate share of such eligible commissions to pay for Research Services; similarly, the research received for the commissions of other client accounts may be useful in Lord Abbett’s management of that client account. Thus, Lord Abbett uses Research Services received from broker-dealers in servicing any or all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of every client account. Such products and services may disproportionately benefit certain clients relative to others based on the amount of brokerage commissions paid by the client account. For example, Lord Abbett uses Research Services obtained through soft dollar arrangements, including Client Commission Arrangements, in its management of certain directed accounts and managed accounts and accounts of clients who may have restricted Lord Abbett’s use of soft dollars, regardless of the fact that brokerage commissions paid by such accounts are not used to obtain Research Services.

In some cases, Lord Abbett receives from a broker-dealer a product or service that has both a “research” and a “non-research” use. When this occurs, Lord Abbett makes a good faith allocation between the research and non-research uses of the product or service. The percentage of the product or service Lord Abbett uses for research purposes will generally be paid for with client commissions, while Lord Abbett will use its own funds to pay for the percentage of the product or service that it uses for non-research purposes. In making this good faith allocation, Lord Abbett faces a potential conflict of interest, but Lord Abbett believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such products or services to their research and non-research uses.

Lord Abbett periodically assesses the contributions of the Research Services provided by broker-dealers and creates a ranking of broker-dealers reflecting these assessments, as determined by Lord Abbett’s investment staff. Lord Abbett’s investment personnel evaluate the Research Services they receive from broker-dealers and make judgments relating to the value and quality of such services. These assessments are intended to affect the extent to which Lord Abbett trades with a broker-dealer, although the actual amount of transactions placed with a particular broker-dealer may not directly reflect its ranking in the voting process. Lord Abbett monitors the allocation of equity trading among broker-dealers through periodic reviews. Lord Abbett’s arrangements for proprietary and third party Research Services do not involve any commitment by Lord Abbett regarding the allocation of brokerage business to or among any particular broker-dealer. Rather, Lord Abbett executes portfolio transactions only when they are dictated by investment decisions to purchase or sell portfolio securities.

From time to time, Lord Abbett prepares a relative categorization and ranking of research providers that it considers to provide valuable Research Services as determined through evaluations and other feedback provided by Lord Abbett’s investment staff.

Lord Abbett uses the ranking as a guide for evaluating and determining payments to research providers for Research Services, including proprietary Research Services provided to Lord Abbett by executing broker-dealers. Lord Abbett may use commissions generated pursuant to a Client Commission Arrangement to pay a research

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provider, including an executing broker-dealer who provides proprietary Research Services to Lord Abbett. Alternatively, Lord Abbett may make cash payments from its own resources to pay research providers for Research Services. From time to time, Lord Abbett will use commissions generated pursuant to a Client Commission Arrangement to pay for a significant portion of the Research Services that it receives.

Lord Abbett’s arrangements for Research Services do not involve any commitment by Lord Abbett or the Fund regarding the allocation of brokerage business to or among any particular broker-dealer. Rather, Lord Abbett executes portfolio transactions only when they are dictated by investment decisions to purchase or sell portfolio securities. However, Lord Abbett may establish designated trading targets with one or more alternative trading systems that permit Lord Abbett to specify the broker-dealer for commission credit purposes and from which Research Services can be received, while ensuring best execution for portfolio trades. The Fund is prohibited from compensating a broker-dealer for promoting or selling Fund shares by directing the Fund’s portfolio transactions to the broker-dealer or directing any other remuneration to the broker-dealer, including commissions, mark-ups, mark-downs, or other fees, resulting from the Fund’s portfolio transactions executed by a different broker-dealer. The Fund is permitted to effect portfolio transactions through broker-dealers that also sell shares of the Fund, provided that Lord Abbett does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions. Thus, whether a particular broker-dealer sells shares of the Fund is not a factor considered by Lord Abbett when selecting broker-dealers for portfolio transactions, and any such sales neither qualifies nor disqualifies the broker-dealer from executing portfolio transactions for the Fund.

Lord Abbett selects broker-dealers that provide Research Services in order to ensure the continued receipt of such Research Services that Lord Abbett believes are useful in its investment decision-making process. Further, Lord Abbett has an incentive to execute trades through certain of such broker-dealers with which it has negotiated more favorable arrangements for Lord Abbett to receive Research Services. To the extent that Lord Abbett uses brokerage commissions paid in connection with client portfolio transactions to obtain Research Services, the brokerage commissions paid by such clients would exceed those that might otherwise be paid for execution only. In order to manage these conflicts of interest, Lord Abbett has adopted internal procedures that are designed to ensure that its primary objective in the selection of a broker-dealer is to seek best execution for the portfolio transaction.

All accounts included in a batched transaction executed through a broker-dealer pursuant to a Client Commission Arrangement pay the same commission rate, regardless of whether one or more accounts within the batched order has prohibited Lord Abbett from receiving any credit toward such services from its commissions. Some broker-dealers who have negotiated an arrangement with Lord Abbett for the provision of Research Services may offer a lower commission rate for client accounts not participating in such an arrangement. It is Lord Abbett’s policy, however, to seek to include nonparticipating accounts in a batched trade, as Lord Abbett believes these nonparticipating accounts would receive overall better execution, notwithstanding the fact that the nonparticipating account may be able to pay a lower commission rate if it were not included in the batched trade.

Cross-Subsidization. Client Commission Arrangements generally do not apply to fixed income transactions. The fixed income securities market is an OTC market where commissions are not paid and soft dollars are not produced. Dealers generate revenue through the bid-ask spread of the securities in which they make markets. Lord Abbett receives complimentary and customary investment research from various broker-dealers, including, in addition to broker-dealers that execute equity trades, broker-dealers through which fixed income trades are executed in accordance with Lord Abbett’s best execution obligations. The receipt of such research, however, is not contingent on specific trades. In addition, the investment personnel managing fixed income accounts will benefit from, or be “cross-subsidized” by, Research Services received by Lord Abbett through soft dollars, even though some fixed income accounts do not generate eligible Section 28(e) brokerage commissions or generate less than a proportionate share of such eligible commissions to pay for such Research Services.

Some fixed income strategies employed by Lord Abbett also invest in equity securities. Therefore, in addition to making use of soft dollar Research Services obtained by Lord Abbett’s equity investment personnel, the fixed income investment team also will obtain Research Services directly using soft dollars.

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7. TAX MATTERS

The following discussion of U.S. federal income tax consequences of investment in Shares of the Fund is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in Shares of the Fund. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to an investment in Shares of the Fund. There may be other tax considerations applicable to particular shareholders. For example, except as otherwise specifically noted herein, we have not described certain tax considerations that may be relevant to certain types of holders subject to special treatment under the U.S. federal income tax laws, including shareholders subject to the U.S. federal alternative minimum tax, insurance companies, tax-exempt organizations, pension plans and trusts, regulated investment companies, dealers in securities, shareholders holding Shares through tax-advantaged accounts (such as 401(k) plans or individual retirement accounts), financial institutions, shareholders holding Shares as part of a hedge, straddle, or conversion transaction, entities that are not organized under the laws of the United States or a political subdivision thereof, and persons who are neither citizens nor residents of the United States. This summary assumes that investors hold Shares as capital assets (within the meaning of the Code). Shareholders should consult their own tax advisors regarding their particular situation and the possible application of federal, state, local, non-U.S. or other tax laws, and any proposed tax law changes.

Taxation of the Fund

The Fund intends to elect to be treated and intends to qualify as and to be treated each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded to regulated investment companies and their shareholders, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do

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not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income, diversification, or distribution tests described above, the Fund could in some cases cure such failure, including by paying the Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s Shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income including any net capital gain retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

As described under “Leverage” in the Prospectus, if at any time when preferred shares or other senior securities are outstanding and the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to common shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a U.S. federal income and excise tax on undistributed income or gains and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may repurchase, prepay, or otherwise retire preferred shares or other senior securities, as applicable, in an effort to comply with the distribution requirement applicable to regulated investment companies.

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Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income recognized for the one-year period ending on October 31 of such year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 (or November 30 of that year if the regulated investment company makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a regulated investment company with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to or will do so.

Fund Distributions

The Fund intends to declare income dividends daily and distribute them to common shareholders monthly. Unless a shareholder elects otherwise, all distributions will be automatically reinvested in additional Shares of the Fund pursuant to the Fund’s dividend reinvestment plan. A shareholder whose distributions are reinvested in Shares under the dividend reinvestment plan will be treated for U.S. federal income tax purposes as having received an amount in distribution equal to the fair market value of the Shares issued to the shareholder, which amount will also be equal to the net asset value of such shares. For U.S. federal income tax purposes, all distributions are generally taxable in the manner described below, whether a shareholder takes them in cash or they are reinvested pursuant to the dividend reinvestment plan in additional shares of the Fund.

Fund distributions generally will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. See the discussion below regarding distributions declared in October, November or December for further information. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of investment income other than exempt-interest dividends (described below) are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated the gains, rather than how long a shareholder has owned his or her Shares. In general, the Fund will recognize long-term capital gain or

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loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss in respect of such investments. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fund does not expect a significant portion of distributions to be derived from qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year if certain holding period and other requirements are met at both the shareholder and Fund levels. The Fund does not expect a significant portion of distributions to be eligible for the dividends-received deduction.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to non-corporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The IRS currently requires a regulated investment company that the IRS recognizes as having two or more “classes” of stock for U.S. federal income tax purposes to allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, if the Fund issues one or more series of preferred shares, the Fund will allocate Capital Gain Dividends for each tax year between and among its Shares and each such series of its preferred shares in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying for the dividends received deduction or as qualified dividend income will be allocated between and among Shares and each such series of preferred shares separately from dividends that do not so qualify, in each case in proportion to the total dividends paid to each share class for the Fund’s tax year.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income (other than exempt-interest dividends, described below) and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Common shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

If, in and with respect to any taxable year, the Fund makes a distribution in excess of its current and accumulated “earnings and profits,” the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares. If the Fund issues one or more series of preferred shares, where one or more such distributions occur in and with respect to any taxable year of the Fund, the available earnings and profits will be allocated first to the distributions made to the holders of such preferred shares, and only thereafter to distributions made to holders of Shares. In such case, the holders of preferred shares will receive a disproportionate share of the distributions, if any, treated as dividends, and the holders of the Shares will receive a disproportionate share of the distributions, if any, treated as a return of capital.

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A distribution by the Fund will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to shareholders early in the succeeding year.

Dividends and distributions on Shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Shares purchased at a time when the Fund’s net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

If the Fund holds, directly or indirectly, one or more “tax credit bonds” issued prior to January 1, 2018, such as Build America Bonds issued before January 1, 2011, on one or more applicable dates during a taxable year, it is possible that the Fund will elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to the shareholder’s proportionate share of the amount of such credits and be allowed a credit against the shareholder’s U.S. federal income tax liability equal to the amount of such deemed distribution, subject to certain limitations imposed by the Code on the credits involved. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

The Fund will not be considered to be a “publicly offered” regulated investment company if it does not have at least 500 shareholders at all times during a taxable year and its shares are not treated as continuously offered pursuant to a public offering. It is possible that the Fund will not be treated as a “publicly offered” regulated investment company for one or more of its taxable years. Very generally, pursuant to Treasury Department regulations, expenses of a regulated investment company that is not “publicly offered,” except those specific to its status as a regulated investment company or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These expenses (which include direct and certain indirect advisory fees) are treated as additional dividends to certain Fund shareholders (generally including other regulated investment companies that are not “publicly offered,” individuals and entities that compute their taxable income in the same manner as an individual), and, other than in the case of a shareholder that is a regulated investment company that is not “publicly offered,” are not deductible by those shareholders under current law.

Sales, Exchanges or Redemptions of Shares

The sale, exchange or repurchase of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Fund shares treated as a sale or exchange for U.S. federal income tax purposes will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, such gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held for six months or less (i) will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares and (ii) generally will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A repurchase by the Fund of a shareholder’s shares pursuant to a repurchase offer (as described in the Prospectus) generally will be treated as a sale or exchange of the shares by a shareholder provided that either (i) the

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shareholder tenders, and the Fund repurchases, all of such shareholder’s shares, thereby reducing the shareholder’s percentage ownership of the Fund, whether directly or by attribution under Section 318 of the Code, to 0%, (ii) the shareholder meets numerical safe harbors under the Code with respect to percentage voting interest and reduction in ownership of the Fund following completion of the repurchase offer, or (iii) the repurchase offer otherwise results in a “meaningful reduction” of the shareholder’s ownership percentage interest in the Fund, which determination depends on a particular shareholder’s facts and circumstances.

If a tendering shareholder’s proportionate ownership of the Fund (determined after applying the ownership attribution rules under Section 318 of the Code) is not reduced to the extent required under the tests described above, such shareholder will be deemed to receive a distribution from the Fund under Section 301 of the Code with respect to the shares held (or deemed held under Section 318 of the Code) by the shareholder after the repurchase offer (a “Section 301 distribution”). The amount of this distribution will equal the price paid by the Fund to such shareholder for the shares sold, and will be taxable as a dividend, i.e., as ordinary income, to the extent of the Fund’s current or accumulated earnings and profits allocable to such distribution, with the excess treated as a return of capital reducing the shareholder’s tax basis in the shares held after the repurchase offer, and thereafter as capital gain. Any Fund shares held by a shareholder after a repurchase offer will be subject to basis adjustments in accordance with the provisions of the Code.

Provided that no tendering shareholder is treated as receiving a Section 301 distribution as a result of selling shares pursuant to a particular repurchase offer, shareholders who do not sell shares pursuant to that repurchase offer will not realize constructive distributions on their shares as a result of other shareholders selling shares in the repurchase offer. In the event that any tendering shareholder is deemed to receive a Section 301 distribution, it is possible that shareholders whose proportionate ownership of the Fund increases as a result of that repurchase offer, including shareholders who do not tender any shares, will be deemed to receive a constructive distribution under Section 305(c) of the Code in an amount equal to the increase in their percentage ownership of the Fund as a result of the repurchase offer. Such constructive distribution will be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it.

Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a regulated investment company described above. The Fund may also recognize income in connection with the sale of portfolio securities to fund share purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

The foregoing discussion does not address the tax treatment of tendering shareholders who do not hold their shares as a capital asset. Such shareholders should consult their own tax advisors on the specific tax consequences to them of participating or not participating in the repurchase offer.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not , and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend paid by the issuer for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such accrued interest.

Original Issue Discount, Payment-in-Kind Securities, Market Discount, Preferred Securities and Commodity-Linked Notes

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be

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treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. Increases in the principal amount of an inflation-indexed bond will generally be treated as OID.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount on such debt obligations in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligations, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligations, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. The Fund reserves the right to revoke such an election at any time pursuant to applicable IRS procedures. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The application of Section 451 to the accrual of market discount is currently unclear. If Section 451 applies to the accrual of market discount, the Fund must include in income any market discount as it takes the same into account on its financial statements. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

From time to time, a substantial portion of the Fund’s investments in loans and other debt obligations could be treated as having OID and/or market discount, which, in some cases could be significant. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distributions even though the Fund has not yet actually received the cash distribution.

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In addition, pay-in-kind obligations will, and commodity-linked notes may, give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by disposition of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such dispositions. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they might otherwise receive in the absence of such transactions.

Higher-Risk Securities

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

Securities Purchased at a Premium

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Catastrophe Bonds

The proper tax treatment of income or loss realized by the retirement or sale of certain catastrophe bonds is unclear. The Fund will report such income or loss as capital or ordinary income or loss in a manner consistent with any IRS position on the subject following the publication of such a position.

Passive Foreign Investment Companies

Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Under proposed Treasury regulations, any such income or net capital gain of the PFIC that is required to be included in the Fund’s gross income would be qualifying income to the extent that the PFIC timely distributes to the Fund an amount at least equal to such inclusion. If the PFIC were to fail to make such a distribution or distributions, the failure could adversely affect the Fund’s ability to qualify as a regulated investment company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold

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and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to sell other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Municipal Bonds

The interest on municipal bonds is generally exempt from U.S. federal income tax. The Fund does not expect to invest 50% or more of its assets in municipal bonds on which the interest is exempt from U.S. federal income tax, or in interests in other regulated investment companies. As a result, it does not expect to be eligible to pay “exempt-interest dividends” to its shareholders under the applicable tax rules. As a result, interest on municipal bonds is taxable to shareholders of the Fund when received as a distribution from the Fund. In addition, gains realized by the Fund on the sale or exchange of municipal bonds are taxable to shareholders of the Fund when distributed to them.

Certain Investments in REITs

Any investment by the Fund in equity securities of REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

Subject to any regulatory guidance to the contrary, any distribution of income attributable to qualified REIT dividends from the Fund’s investment in a REIT will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT directly.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions and may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Options, Futures, and Forward Contracts, Swap Agreements, and other Derivatives

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put

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option written by it, the Fund will generally subtract the premium received for purposes of computing its cost basis in the stock purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term capital gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term capital gain equal to the premium received.

The Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by the Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends received deduction, as the case may be.

The tax treatment of certain positions entered into by the Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Derivatives, Hedging, and Other Transactions

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivatives instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could, therefore, affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax.

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Commodities and Commodity-Linked Instruments

The Fund’s investments in commodities and commodity-linked instruments, if any, will potentially be limited by the Fund’s intention to qualify as a regulated investment company, and will potentially limit the Fund’s ability to so qualify. Income and gains from commodities and certain commodity-linked instruments do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. In addition, the tax treatment of some other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income, and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level.

Book-Tax Differences

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Short Sales

If the Fund participates in a short sale and, on the date of such short sale, the Fund either (i) does not hold securities substantially identical to those sold short or (ii) has held such substantially identical securities for one year or less, the character of gain or loss realized on such a short sale generally will be short-term. If the Fund participates in a short sale and, on the date of such short sale, the Fund has held substantially identical securities for more than one year, the character of gain realized on such short sale will be determined by reference to the Fund’s holding period in the property actually used to close the short sale; the character of loss realized on such short sale generally will be long term, regardless of the holding period of the securities actually used to close such short sale. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, the Fund’s short sale transactions can increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.

Mortgage-Related Securities

The Fund may invest directly or indirectly in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP — referred to in the Code as an “excess inclusion”— will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders,

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with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign (non-U.S.) Taxation

Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

If, at the close of its taxable year, more than 50% of the Fund’s assets consists of the securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If the Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s yield on such investment. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Tax-Exempt Shareholders

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a charitable remainder trust (“CRT”), as defined in Section 664 of the Code, realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a regulated investment company that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or

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instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a regulated investment company that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt shareholders are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Non-U.S. Shareholders

Distributions by the Fund to shareholders that are not “United States persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, or (3) interest-related dividends, each as defined and subject to certain conditions described below generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. If the Fund invests in a regulated investment company that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a United States person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.

The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Foreign shareholders should contact their intermediaries regarding the application of withholding rules to their accounts.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or

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more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A regulated investment company that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE.

If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder or any foreign shareholder if shares of the Fund are not considered regularly traded on an established securities market, in which case such foreign shareholder generally would also be required to file a U.S. tax return and pay any additional taxes due in connection with the redemption.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands, or (ii) gains realized by the Fund on the disposition of USRPIs would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders, and would be subject to U.S. withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

The Fund generally does not expect that it will be a QIE. Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Foreign shareholders also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

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In order for a foreign shareholder to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Backup Withholding

The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends, and, on or after January 1, 2019, 30% of the gross proceeds of sales or exchanges and certain Capital Gain Dividends it pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends).

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s foreign financial accounts,” if any, on FinCEN Form 114,

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Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Shares Purchased Through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

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8. PROXY VOTING POLICY AND PROXY VOTING RECORD

The Fund has delegated proxy voting responsibilities to the Fund’s investment adviser, Lord Abbett, subject to the Proxy Committee’s general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached as Appendix A.

In addition, the Fund is required to file Form N-PX, with their complete proxy voting records for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available on the SEC’s website at www.sec.gov. The Fund will also make this information available, without charge, on Lord Abbett’s website at www.lordabbett.com.

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9. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Shareholders beneficially owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a shareholder vote. As the Fund had not commenced operations as of the date of this Statement of Additional Information, and except as noted below, the Fund does not know of any persons who own of record or beneficially 5% or more of any class of the Fund’s shares as of that date.

Lord Abbett has provided, or is expected to provide prior to the commencement of operations, the initial seed investment in the Fund. For so long as Lord Abbett has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. However, it is anticipated that Lord Abbett will no longer be a control person when or soon after the Fund commences operations and its Shares are sold to the public.

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10. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP (“Deloitte”) is the independent registered public accounting firm of the Fund and must be approved at least annually by the Board to continue in such capacity. Deloitte performs audit services for the Fund, including the examination of financial statements included in the Fund’s annual reports to shareholders.

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11. LEGAL COUNSEL

The Board has engaged Ropes & Gray LLP, located at 1211 Avenue of the Americas, New York, NY 10036 to serve as the Fund’s legal counsel.

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12. ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549 or on the EDGAR database on the SEC’s website at http://www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

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13. FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholder and Board of Trustees of Lord Abbett Credit Opportunities Fund:

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of Lord Abbett Credit Opportunities Fund (the “Fund”) as of December 6, 2018 and the related notes. In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund as of December 6, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

December 24, 2018

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

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Lord Abbett Credit Opportunities Fund

Statement of Assets and Liabilities

December 6, 2018

ASSETS:
Cash	$100,000
Deferred offering costs	445,200
Total assets	545,200

LIABILITIES:
Payable for offering costs	445,200
Total liabilities	445,200

Net Assets	$100,000

COMPOSITION OF NET ASSETS:
Paid-in capital	$100,000
Net Assets	$100,000

Common Shares - Institutional Class
Net Assets	$100,000
Shares issued and outstanding (unlimited shares authorized)	10,000
Net asset value per share	$10.00
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NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Lord Abbett Credit Opportunities Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company that continuously offers its shares (the “Shares”) and is operated as an interval fund. The Fund was organized as a Delaware statutory trust on September 18, 2018. The Fund had no operations other than a sale to Lord, Abbett & Co. LLC (Lord Abbett) of 10,000 shares of common stock for $100,000 ($10.00 per share) and certain matters related to its organization and registration.

The Fund’s investment objective is total return. The Fund currently offers one class of Common Shares: Institutional Class.

The Fund will not list its Shares for trading on any securities exchange. There is currently no secondary market for its Shares and the Fund does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an interval fund and conducts periodic repurchase offers for a portion of its outstanding Shares.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation-Under procedures approved by the Fund’s Board of Trustees (the “Trustees”), Lord Abbett, the Fund’s investment Adviser, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Trustees or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

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(b)	Security Transactions-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Income Taxes- It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

(d)	Expenses- The Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, independent Trustees’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

(e)	Fair Value Measurements-Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 -	unadjusted quoted prices in active markets for identical investments;
•	Level 2 -	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the annual rate of 1.25%.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the period from the Fund’s commencement of operations and continuing for a twelve month period, Lord Abbett has contractually agreed to waive its fees and/or reimburse expenses to the extent necessary limit total annual fund operating expenses (excluding interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses to an annual rate of 1.50%. This agreement may be terminated only by the Fund’s Board of Trustees.

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Distributor

Lord Abbett Distributor LLC, is the principal underwriter and distributor of the Fund’s Shares pursuant to a distribution agreement (the “Distribution Agreement”) with the Fund. The Distributor is a wholly-owned subsidiary of Lord Abbett. The Distributor does not participate in the distribution of non-Lord Abbett managed products.

The Distributor acts as the distributor of Shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund.

The Fund may impose repurchase fees of up to 2.00% on Shares accepted for repurchase that have been held for less than one year.

4. OFFERING & ORGANIZATIONAL COSTS

The Fund will pay offering costs estimated to be $445,200 which will be amortized from the Fund’s commencement of operations and continuing for a twelve month period. Lord Abbett has agreed to pay the organizational expenses of the Fund estimated to be $140,000.

5. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

6. TRUSTEES’ REMUNERATION

The Fund’s officers and One Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are paid out of the Fund’s assets.

7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through December 24, 2018, the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

THE LORD ABBETT FAMILY OF FUNDS

LORD, ABBETT & CO. LLC

1. Introduction

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients’ duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

2. Proxy Voting Process Overview

Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding proxy voting. The Proxy Policy Committee comprises Lord Abbett’s Chief Investment Officer and members of its Investment, Operations, and Legal and Compliance Departments. Proxy voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has implemented the following approach to the proxy voting process:

•	In cases where we deem any client’s position in a company to be material,[1] the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•	In cases where we deem all clients’ positions in a company to be non-material, a member of Investment Administration is responsible for determining how to vote the security. Investment Administration may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Service Provider (defined below), or other sources to determine how to vote. Once a voting decision has been made, Investment Administration provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•	Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote on such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

•	When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position. Lord

[1]	We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.
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Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.

3. Retention and Oversight of Proxy Service Provider

Lord Abbett has retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.2 While Lord Abbett takes into consideration the information and recommendations of the Proxy Service Provider, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Service Provider’s recommendations.

Lord Abbett monitors the Proxy Service Provider’s capacity, competency, and conflicts of interest to ensure that Lord Abbett continues to vote proxies in the best interests of its clients. As part of its ongoing oversight of the Proxy Service Provider, Lord Abbett performs periodic due diligence on the Proxy Service Provider. Such due diligence may be conducted in Lord Abbett’s offices or at the Proxy Service Provider’s offices. The topics included in these due diligence reviews include conflicts of interest, methodologies for developing vote recommendations, and resources, among other things.

4. Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interest are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:

•	Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees[3] (the “Proxy Committees”) and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Service Provider’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions and voting by the Funds’ Proxy Committees regarding the company.

•	Lord Abbett also has implemented special voting measures with respect to any company (including any subsidiary of a company or retirement plan sponsored by a company) that has a significant business relationship with Lord Abbett. For this purpose, a “significant business relationship” means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds.

If a Fund owns shares of a company with such a business relationship (“Conflict Shares”) and Lord Abbett seeks to vote contrary to the Proxy Service Provider’s recommendation, then Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committee members. Lord Abbett generally will vote conflict proposals pursuant to the instruction of a majority of Committee members, but will act on the instructions of less than a majority if less than a majority respond and all responding members approve Lord Abbett’s proposed votes on such proposals. In all other

[2]	Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Service Provider.

[3]	The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.
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cases, Lord Abbett will vote the Funds’ Conflict Shares in accordance with the Proxy Service Provider’s recommendation. Lord Abbett periodically will report to the Funds’ Proxy Committees its record of voting the Funds’ Conflict Shares in accordance with Committee member instructions.

Absent explicit instructions from an institutional account client to resolve proxy voting conflicts in a different manner, Lord Abbett will vote each such client’s Conflict Shares in the manner it votes the Funds’ Conflict Shares.

•	To serve the best interests of a client that holds a given voting security, Lord Abbett generally will vote proxies without regard to other clients’ investments in different classes or types of securities or instruments of the same issuer that are not entitled to vote. Accordingly, when the voting security in one account is from an issuer whose other, non-voting securities or instruments are held in a second account in a different strategy, Lord Abbett will vote without input from members of the Investment Department acting on behalf of the second account. Investment Administration, members of an investment team, members of the Proxy Policy Committee, and members of the Proxy Group may seek guidance from Lord Abbett’s Investment Conflicts Committee with respect to any potential conflict of interest arising out of the holdings of multiple clients.

5. Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant. For institutional accounts managed on behalf of multi-employer pension or benefit plans, commonly referred to as “Taft-Hartley plans,” Lord Abbett generally will vote proxies in accordance with the Proxy Voting Guidelines issued by the AFL-CIO rather than the guidelines described below unless instructed otherwise by the client.

5.1	Auditors

Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

5.2	Directors

5.2.1	Election of directors

The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the nominee’s investment in the company; (7) the company’s long-term performance relative to a market index; and (8) takeover activity. In evaluating a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

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5.2.2	Majority voting

Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

5.2.3	Board classification

A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

5.2.4	Independent board and committee members

An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

5.2.5	Independent board chairman

Proponents of proposals to require independent board chairmen (formerly often referred to as “separation of chairman and chief executive officer” proposals) seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. We generally vote with management on proposals that call for independent board chairmen. We may vote in favor of such proposals on a case-by-case basis, despite management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

5.3	Compensation and Benefits

5.3.1	General

In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

5.3.2	Incentive compensation plans

An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term

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performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Service Provider regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

5.3.3	Say on pay

“Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. We also generally vote with management on proposals regarding the frequency of say on pay votes. However, any particular vote will be based on the specific facts and circumstances we deem relevant.

5.3.4	Pay for performance

“Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

5.3.5	Clawback provisions

A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

5.3.6	Anti-gross-up policies

Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

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5.3.7	Severance agreements and executive death benefits

Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters and acknowledge that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

5.3.8	Executive pay limits

Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.

5.3.9	Employee stock purchase plans

Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.

5.4	Corporate Matters

5.4.1	Charter amendments

A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

5.4.2	Changes to capital structure

A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

5.4.3	Reincorporation

We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

5.4.4	Mergers, acquisitions, and restructurings

A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to

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require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

5.5	Anti-Takeover Issues and Shareholder Rights

5.5.1	Proxy access

Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett evaluates proposals that seek to allow proxy access based on the merits of each situation.

5.5.2	Shareholder rights plans

Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

5.5.3	Chewable pill provisions

A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

5.5.4	Anti-greenmail provisions

An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.5.5	Fair price provisions

A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.5.6	Rights to call special shareholder meetings

Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings.

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In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

5.5.7	Supermajority vote requirements

A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

5.5.8	Cumulative voting

Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

5.5.9	Confidential voting

In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

5.5.10	Reimbursing proxy solicitation expenses

Lord Abbett generally votes with management on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

5.5.11	Transacting other business

Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.

5.6	Environmental, Social and Governance Issues

Proposals relating to environmental, social and governance (“ESG”) issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett believes ESG factors may have an impact on long-term financial performance and can represent significant risks and costs to a business. We believe that well developed policies and disclosures can help identify and mitigate risks and costs associated with ESG issues. We encourage companies to be transparent about ESG issues and adopt policies and processes to assist in managing risks associated with these factors. Lord Abbett generally favors the disclosure of material data and metrics related to the risks and opportunities associated with these ESG factors, including detailed disclosure of internal ESG policies. We believe companies that are best positioned to manage the risks and opportunities associated with these ESG factors will increase their potential to deliver superior long-term shareholder value.

Lord Abbett evaluates all proposals based on their potential effect on shareholder value. We generally follow management’s recommendation on proposals involving ESG matters and tend to vote against proposals that we believe are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders, but may support proposals that ask for useful disclosure. However, we evaluate proposals involving ESG matters on a case-by-case basis,

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understanding that ESG risks and opportunities can vary greatly by industry and company. As a result, Lord Abbett may vote similar proposals differently based on the particular facts and circumstances. We pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

5.7	Share Blocking

Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

6. Document Revision History

Amended: September 20, 2018

History of Amendments to the Proxy Voting Policies and Procedures

Adopted:	September 17, 2009
Amended:	September 14, 2010
March 10, 2011
September 13, 2012
September 19, 2014
September 17, 2015
February 25, 2016
September 15, 2016
September 20, 2017
February 28, 2018
September 20, 2018
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APPENDIX B

Description of Corporate Bond Ratings

Moody’s Long-Term Rating Scale
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody’s Short-Term Rating Scale
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P Long-Term Issue Credit Ratings
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

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A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB B CCC CC C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation
B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
S&P Short-Term Issue Credit Ratings
A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
B-2

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Fitch Long-Term Corporate Finance Obligations Credit Rating Scale
AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate a very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.
B-3

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon the recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Notes: The modifiers + or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk that is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Fitch Short-Term Ratings Assigned to Issuers and Obligations

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added + to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
B-4

PART C—OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1.	Financial Statements.

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act are filed herewith as part of the Statement of Additional Information.

2.	Exhibits:

a.	Declaration and Agreement of Trust dated September 19, 2018.[1]

b.	By-Laws of Registrant dated September 19, 2018.[1]

c.	None.

d.1	Article VI (Shares of Beneficial Interest) and Article IX (Duration, Dissolution and Termination of Trust, Amendment, Mergers, etc.) of the Declaration and Agreement of Trust.[1]

d.2	Article III (Shareholders) of the By-Laws of Registrant.[1]

e.	Dividend Reinvestment Plan[2]

f.	None.

g	Management Agreement dated December 5, 2018.[2]

h.1	Distribution Agreement dated December 5, 2018.[2]

h.2	Form of Selling Dealer Agreement.[2]

i.	None.

j.1	Custodian and Investment Accounting Agreement dated November 1, 2001.[2]

j.2	Letter Amendment to Custodian and Investment Accounting Agreement dated December 5, 2018.[2]

j.3	Letter Amendment to Custodian and Investment Accounting Agreement dated January 25, 2019.[3]

k.1	Agency Agreement dated January 1, 2017.[2]

k.2	Amendment to Agency Agreement dated December 5, 2018.[2]

k.3	Letter Amendment to Agency Agreement dated January 25, 2019.[3]

k.4	Amended and Restated Administrative Services Agreement dated May 1, 2016.[2]

1 Filed as an exhibit to the Fund’s initial Registration Statement on Form N-2, Registration Nos. 333-227612 and 811-23383 (filed September 28, 2018).

2 Filed as an exhibit to the Fund’s amended Registration Statement on Form N-2/A, Registration Nos. 333-227612 and 811-23383 (filed December 26, 2018).

3 Filed as an exhibit to Lord Abbett Securities Trust Registration Statement on Form N-1A, Accession No. 0000930413-19-000186 (filed January 29, 2019).

k.5	Amendment No. 5 to the Amended and Restated Administrative Services Agreement dated December 5, 2018.[2]

k.6	Amendment No. 6 to the Amended and Restated Administrative Services Agreement dated January 25, 2019.[3]

k.7	Expense Limitation Agreement dated December 5, 2018.[2]

l.	Opinion and consent of Richards, Layton & Finger, P.A..[2]

m.	None.

n.	Consent of Registrant’s independent registered public accounting firm, filed herewith.

o.	None.

p.	Subscription Agreement.[2]

q.	None.

r.	Code of Business Principles dated as of July 2018 and Personal Trading Policy dated as of October 2018.[2]

s.	Power of Attorney dated December 4, 2018.[2]

Item 26: Marketing Arrangements

See Distribution Agreement.

Item 27: Other Expenses of Issuance and Distribution

Securities and Exchange Commission fees	$121,200.00
Printing and engraving expenses	20,000.00
Legal fees	275,000.00
Accounting expenses	15,000.00
Blue sky expenses	14,000.00
Total	$445,200.00

Item 28: Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29: Number of Holders of Securities

Set forth below is the number of record holders as of January 31, 2019 of each class of securities of the Registrant.

Title of Class	Number of Record Holders
Common shares of beneficial interest	1

Item 30: Indemnification

Reference is made to Article V, Sections 1 through 3, of the Registrant’s Declaration and Agreement of Trust, which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Declaration and Agreement of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31: Business and Other Connections of Investment Manager

Lord, Abbett & Co. LLC (“Lord Abbett”) is a Delaware limited liability company that offers investment management services and is a registered investment adviser. In addition to advising the Fund, Lord Abbett is the investment adviser to the Lord Abbett Family of Funds. Lord Abbett’s offices are located at 90 Hudson Street, Jersey City, NJ 07302-3973. Information as to the officers and directors of Lord Abbett is included in its current Form ADV (File No. 801-6997) filed with the SEC, which is incorporated by reference herewith.

Set forth below is information relating to the business, profession, vocation or employment of a substantial nature that each partner of the adviser, is or has been engaged in within the last two fiscal years for his/her own account in the capacity of director, officer, employee, partner or trustee of Lord Abbett:

None.

Item 32: Location of Accounts and Records

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey 07302-3973 or the Registrant’s custodian, State Street Bank and Trust Company 1200 Crown Colony Drive, Quincy, MA 02169.

Item 33: Management Services

Not applicable.

Item 34: Undertakings

1.	Not applicable.

2.	Not applicable.

3.	Not applicable.

4.	(a) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (ii) to reflect in the Prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	Not applicable.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 2 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and the State of New Jersey on the 13th day of February, 2019.

Lord Abbett Credit Opportunities Fund

BY:	/s/ John T. Fitzgerald
	Name:	John T. Fitzgerald
	Title:	Vice President and Assistant Secretary

BY:	/s/ Bernard J. Grzelak
	Name:	Bernard J. Grzelak
	Title:	Chief Financial Officer and Vice President

BY:	/s/ Vito A. Fronda
	Name:	Vito A. Fronda
	Title:	Principal Accounting Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

James L.L. Tullis*	Chairman and Trustee	February 13, 2019
James L.L. Tullis*

Douglas B. Sieg*	President, CEO, and Trustee	February 13, 2019
Douglas B. Sieg

Eric C. Fast*	Trustee	February 13, 2019
Eric C. Fast

Evelyn E. Guernsey*	Trustee	February 13, 2019
Evelyn E. Guernsey

Julie A. Hill*	Trustee	February 13, 2019
Julie A. Hill

Kathleen M. Lutito*	Trustee	February 13, 2019
Kathleen M. Lutito

James M. McTaggart*	Trustee	February 13, 2019
James M. McTaggart

Karla M. Rabusch*	Trustee	February 13, 2019
Karla M. Rabusch

Mark A. Schmid*	Trustee	February 13, 2019
Mark A. Schmid

*By:	/s/ John T. Fitzgerald John T. Fitzgerald Attorney-in-Fact*

INDEX OF EXHIBITS

Exhibit	Exhibit Name

n.	Consent of Registrant’s independent registered public accounting firm.